Exhibit 10.57
CONTRACT OF SALE
THIS CONTRACT OF SALE (this “Agreement”) is made and entered into as of the 30th day of June, 2017, by and between CITY CENTER 505, LLC, a Delaware limited liability company, and CITY CENTER 1300, LLC, a Delaware limited liability company, each having an address at 100 Montgomery Street, Suite 1760, San Francisco, California 94104 (each, individually a “Seller Party” and collectively, the “Seller”), and KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Purchaser”).
W I T N E S S E T H:

A.
Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, at the price and upon the terms and conditions set forth in this Agreement, all of Seller’s right, title and interest in and to the property commonly referred to as 505 14th Street and 1300 Clay Street, Oakland, California which is comprised of the following: (a) the land described in Exhibit A attached hereto (collectively, the “Land”), (b) the buildings, improvements, and structures located upon the Land (collectively, the “Improvements”), (c) all other easements and rights appurtenant to the Land, if any (collectively, the “Appurtenant Rights”, and together with the Land and the Improvements, the “Real Property”), (d) the “Leases” (as hereinafter defined) and, to the extent assignable, the “Contracts” (as hereinafter defined), in each case directly relating to the Real Property and to the extent Purchaser has elected to assume the same in accordance with the provisions of Section 7.2.2 below, (e) the fixtures, equipment and other tangible personal property owned by Seller and attached or appurtenant to the Real Property (collectively, the “Personal Property”), excluding the items set forth on Schedule 1 attached hereto and (f) to the extent assignable without consent or payment of any kind, any governmental permits, licenses and approvals, warranties and guarantees that Seller has received in connection with any work or services performed with respect to or equipment installed in, the Improvements, and directly related to the Real Property (collectively, the “Intangible Property”, and together with the Real Property, the Leases, the Contracts, and the Personal Property, the “Property”).

B.
Purchaser acknowledges that, except as otherwise expressly set forth herein or in the Deed or other documents delivered by Seller at Closing, the Property is being sold on an “AS IS”, “WHERE IS”, and “WITH ALL FAULTS” basis on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Purchase and Sale. Upon the terms and conditions hereinafter set forth, Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, the Property.
2.Certain Defined Terms.
2.1    “Additional Deposit” shall mean the sum of Four Million and No/100 Dollars ($4,000,000.00), together with all interest thereon.

2.2    “Deposit” shall mean the Initial Deposit and, if made, the Additional Deposit and the Extension Deposit, together with all interest thereon.
2.3    “Due Diligence Period” shall mean the period commencing upon the date hereof and continuing through and including 5:00 p.m. (Pacific Time) on July 10, 2017.
2.4    “Extension Deposit” shall mean the sum of Two Million and No/100 Dollars ($2,000,000.00), together with all interest thereon.
2.5    “Initial Deposit” shall mean the sum of Two Million and No/100 Dollars ($2,000,000.00), together with all interest thereon.
2.6    “Purchase Price” shall mean the sum of One Hundred Fifty Five Million Hundred Thousand No/100 Dollars ($155,000,000.00).
2.7    “Scheduled Closing Date” shall mean August 14, 2017, as the same may be extended pursuant to Section 5 below.
3.Payment of Purchase Price. The Purchase Price shall be paid to Seller by Purchaser as follows:
3.1    Deposit. Within two (2) “Business Days” (as hereinafter defined) after the date this Agreement is executed by Seller and Purchaser, Purchaser shall deposit with Old Republic Title Company (in its capacity as escrow agent, “Escrowee”), by wire transfer of immediately available federal funds to an account designated by Escrowee (the “Escrow Account”), the Initial Deposit, which Initial; Deposit shall be held by Escrowee pursuant to the escrow agreement (the “Escrow Agreement”) set forth in Section 10.23. If Purchaser shall fail to deposit the Initial Deposit with Escrowee within two (2) Business Days after the date this Agreement shall be executed and delivered by Seller and Purchaser, at Seller’s election by written notice delivered at any time before the Initial Deposit is actually deposited into the Escrow Account by Purchaser, this Agreement shall be null, void ab initio and of no force or effect. In the event Purchaser elects to proceed with the transaction and delivers an “Approval Notice” (as defined below) on or before the expiration of the Due Diligence Period in accordance with the provisions of Section 4.2.3 below, within one (1) Business Day following the expiration of the Due Diligence Period Purchaser shall deposit with Escrowee the Additional Deposit. The Initial Deposit shall become nonrefundable upon delivery of the Approval Notice (except to the extent specifically set forth in this Agreement), and the Additional Deposit shall become nonrefundable upon deposit with Escrowee (except to the extent specifically set forth in this Agreement). If Purchaser delivers an Approval Notice and shall fail to deposit the Additional Deposit with Escrowee within one (1) Business Day after the expiration of the Due Diligence Period, then, at Seller’s election by written notice delivered at any time before the Additional Deposit is actually deposited into the Escrow Account by Purchaser, then Seller may retain the Deposit and this Agreement shall terminate (and no party hereto shall have any further obligations in connection herewith except for those obligations and liabilities which, pursuant to the terms of this Agreement, expressly survive such termination [collectively, the “Surviving Obligations”]). In the event Purchaser elects to extend the Scheduled Closing Date pursuant to

Section 5 below, Purchaser shall deposit with Escrowee the Extension Deposit within one (1) Business Day after delivery of the Extension Notice (defined in Section 5).
3.2    Independent Consideration. A portion of the amount deposited by Purchaser pursuant to Section 3.1, in the amount of One Hundred Dollars ($100) (the “Independent Consideration”) shall be earned by Seller upon execution and delivery of this Agreement by Seller and Purchaser. The Independent Consideration represents adequate bargained for consideration for Seller’s execution and delivery of this Agreement and Purchaser’s right to have inspected the Property pursuant to the terms hereof. The Independent Consideration is in addition to and independent of any other consideration or payment provided for herein and is nonrefundable in all events. Upon the “Closing” (as hereinafter defined), or earlier termination of this Agreement, the Independent Consideration shall be paid to Seller.
3.3    Closing Payment. The Purchase Price, as adjusted by the application of the Deposit and by the prorations and credits specified herein, shall be paid by Purchaser, by wire transfer of immediately available federal funds to the Escrow Account not later than 12:00 p.m. Pacific Time on the “Closing Date” (as hereinafter defined) (the amount being paid under this Section 3.3 being herein called the “Closing Payment”).
4.Title Matters; Due Diligence Review; Estoppel Certificates; Conditions Precedent.
4.1    Title Matters.
4.1.1    Title to the Real Property.
(a)    As a condition to Closing in favor of Purchaser, Old Republic Title Insurance Company (in its capacity as title insurer, the “Title Company”) shall have unconditionally and irrevocably (subject, however, to the deliveries at Closing required hereunder) committed to insure Purchaser as the fee owner of the Real Property by issuance of an ALTA Form 2006 standard coverage owner’s title insurance policy (collectively, the “Owner’s Policy”) and in the standard form issued by the Title Company in the State of California, subject only to the “Permitted Exceptions” (as hereinafter defined). It is understood that Purchaser may request a number of endorsements to the Owner’s Policy or extended coverage, however, the issuance of such endorsements or extended coverage shall not be a condition to Closing for Purchaser’s benefit. Purchaser, at its option, shall have the right to require Title Company to obtain a facultative reinsurance agreement from First American Title Company for up to fifty percent (50%) of the Purchase Price. Notwithstanding the foregoing or anything else stated to the contrary herein, if Purchaser delivers to Seller a form of title commitment acceptable to Purchaser prior to the expiration of the Due Diligence Period that does not set forth any requirements inconsistent with the terms of this Agreement or require delivery items by Seller not already expressly set forth in this Agreement, then it shall be a condition to Purchaser’s obligation to close that the form of Owner’s Policy that shall be delivered to Purchaser as provided in this Section 4.1.1 shall be the form of title policy provided for in such title commitment delivered to Seller, together with all endorsements attached thereto.

(b)    Seller has delivered to Purchaser: (i) a title commitment for an owner’s fee title insurance policy with respect to the Real Property associated therewith, together with legible copies of each of the title exceptions noted therein (the “Title Commitment”) from the Title Company and (ii) an ALTA survey of the Real Property associated therewith to the extent in Seller’s actual possession, with no obligation on the part of Seller to update the same (the “Survey”). The period commencing as of the date hereof and continuing through July 6, 2017 shall be referred to as the “Title Review Period”.
(c)    Purchaser shall notify Seller in writing (the “Title Notice”) prior to the expiration of the Title Review Period as to which exceptions to title as shown on the Title Commitment and/or Survey Purchaser objects. If Purchaser fails to notify Seller in writing of its disapproval of any exceptions to title by the expiration of the Title Review Period, Purchaser shall be deemed to have approved the condition of title to the Property. If Purchaser notifies Seller in writing that Purchaser objects to any exceptions to title, Seller shall have one (1) Business Day after receipt of the Title Notice to notify Purchaser in writing (the “Title Response Notice”) (a) that Seller will remove such objectionable exceptions from title on or before the Closing, or (b) that Seller elects not to cause such exceptions to be removed. If Seller fails to timely give such notice to Purchaser, Seller shall be deemed to have given notice to Purchaser under clause (b). Seller shall have no obligation to remove any title exceptions to which Purchaser objects, provided, however, that Seller shall remove, as of the Closing, any mortgage or deed of trust liens, delinquent taxes and mechanics’ and other monetary liens created by or through Seller (and not any third party such as a tenant) that encumber the Real Property that can be satisfied with the payment of money (collectively, “Monetary Liens”). The procurement by Seller of a commitment of the Title Company for Purchaser’s Title Policy removing any title exception which was disapproved pursuant to this Section 4.1.1(c) shall be deemed a cure by Seller of such disapproval. If Seller gives or is deemed to have given Purchaser notice under clause (b) above and Purchaser subsequently delivers an Approval Notice, Purchaser shall be deemed to have agreed to take title subject to any matters the Seller has elected (or is deemed to have elected) that Seller will not remove in clause (b) above.
(d)    Subsequent Title Defects. Purchaser may, at or prior to Closing, notify Seller in writing (the “Subsequent Title Defects Notice”) of any objection(s) to title (a) first raised by the Title Company between the expiration of the Title Review Period and the Closing, (b) not disclosed by the Title Commitment or the Survey, and (c) which have not been created by or with the written consent of Purchaser, provided that Purchaser must notify Seller and the Title Company of such objection(s) to title within five (5) Business Days of being made aware of the existence of such exception. If Purchaser gives a Subsequent Title Defects Notice to Seller and the Title Company, Seller shall have two (2) Business Days after receipt of the Subsequent Title Defects Notice to notify Purchaser (a) that Seller will remove such objectionable exceptions from title on or before the Closing, provided that Seller may extend the Closing for such period as shall be required to effect such cure, but not beyond thirty (30) days; or (b) that Seller elects not to cause such exceptions to be removed. If Seller fails to timely give such notice to Purchaser, Seller shall have been deemed to have given notice to Purchaser under clause (b). Seller shall have no obligation to remove any title exceptions set forth in the Subsequent Title defects Notice except that Seller shall be obligated to remove Monetary Liens. The procurement by Seller of a commitment of the Title Company for Purchaser’s Title Policy or an endorsement thereto insuring Purchaser and its lender, if any, against any title exception which was disapproved pursuant to this Section 4.1.1(d) shall be deemed a cure by Seller of such disapproval. If Seller gives or is deemed to have given notice under clause (b) above, Purchaser shall have five (5) Business Days from the date on which such notice to Purchaser is given or deemed given in which to notify Seller that Purchaser will nevertheless proceed with the purchase and take title to the Property subject to such exceptions or that Purchaser will terminate this Agreement. If Purchaser fails to timely give such notice, Purchaser shall be deemed to have elected to proceed with the purchase and take title to the Property subject to such exceptions. If this Agreement is terminated pursuant to the foregoing provisions of this Section 4.1.1(d) then neither party shall have any further rights or obligations hereunder (except with respect to the Surviving Obligations), the Deposit shall be returned to Purchaser, and each party shall bear its own costs incurred hereunder.
4.1.2    Permitted Exceptions to Title. The Real Property shall be sold and conveyed subject to the following exceptions to title (the “Permitted Exceptions”):
(a)    Any state of facts shown on the Survey, or any update thereof, except matters to which Purchaser objected in its Title Notice and which Seller indicated it would attempt to remove it its Title Response Notice;
(b)    all laws, ordinances, rules and regulations of the United States, the State of California, or any agency, department, commission, bureau or instrumentality of any of the foregoing having jurisdiction over the Property (each, a “Governmental Authority”), as the same may now exist or may be hereafter modified, supplemented or promulgated;
(c)    real estate taxes not yet due and payable;
(d)    any exceptions that Purchaser shall have agreed or be deemed to have agreed to waive pursuant to Sections 4.1.1(c) and 4.1.1(d) above;
(e)    any exceptions caused by Purchaser or its agents; and
(f)    the standard exceptions printed on the jacket of Purchaser’s Title Policy.
4.2    Due Diligence Reviews. Except for title and survey matters (which shall be governed by the provisions of Section 4.1 above), Purchaser shall have until the expiration of the Due Diligence Period to perform and complete all of Purchaser’s due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all leases and service contracts, and all physical, environmental and compliance matters and conditions respecting the Property (collectively, the “Investigations”), which Investigations shall at all times be subject to Purchaser’s compliance with the provisions of this Section 4.2. During the Due Diligence Period, Seller shall provide Purchaser and its Representatives (defined below) with reasonable access to the Property upon at least one (1) business day’s advance notice (which notice may be by email to will@rubiconpoint.com) and shall also make available to Purchaser within two (2) Business Days after the date hereof the items set forth on Exhibit K, to the extent in Seller’s possession (the “Due Diligence Materials”), at the offices of Seller and/or the property manager of the Property, or by making them available to Purchaser on the website for the “Broker” (as hereinafter defined) for this transaction (other than the building plans and specifications which shall be available at the Property); provided, however, in no event shall Seller be obligated to make available: (1) any document or correspondence which would be subject to the attorney-client privilege; (2) any bids, purchase contracts or letters of intent pertaining to the marketing of the Property for sale; (3) any internal memoranda or valuations relating to the Property; or (4) appraisals of the Property and Seller’s budgets and business plans whether prepared internally by Seller or Seller’s affiliates or externally.
4.2.1    Procedure; Indemnification. Any entry upon the Property and all Investigations shall be made or performed during Seller’s normal business hours and at the sole risk and expense of Purchaser, and Purchaser shall use commercially reasonable efforts to ensure that such Investigations do not unreasonably interfere with the activities on or about the Property of Seller, its tenants and their employees and invitees. Purchaser shall:
(a)    promptly repair any damage to the Property resulting from any such Investigations so that the Property shall be in the same condition that it existed in prior to such Investigations, provided that such obligation shall not apply to the mere presence of any condition at the Property pre-existing such Investigations so long as Purchaser’s Investigations do not exacerbate such condition;
(b)    fully comply with all laws applicable to the Investigations and all other activities undertaken in connection therewith;
(c)    permit Seller to have a representative present during all Investigations undertaken hereunder;
(d)    use commercially reasonable efforts to ensure that the Investigations and the equipment, materials, and substances generated, used or brought onto the Property in connection with the Investigations, pose no threat to the safety or health of persons or the environment, and cause no damage to the Property or other property of Seller or other persons;
(e)    furnish to Seller copies of all surveys, soil test results, engineering, asbestos, environmental and other studies and reports (other than internal analysis and proprietary information of Purchaser) relating to the Investigations which Purchaser shall obtain with respect to the Property promptly upon Seller’s request therefor;
(f)    maintain or cause to be maintained, at Purchaser’s expense, a policy of commercial general liability insurance, with a broad form contractual liability endorsement and with a combined single limit of not less than $2,000,000 per occurrence for bodily injury and property damage, automobile liability coverage including owned and hired vehicles, with an excess umbrella liability policy for bodily injury and property damage in the amount of $5,000,000, insuring Purchaser, Seller, CCF RPP II Member LLC, Rubicon Manager III LLC, CCF Rubicon II LLC, City Center Holdco LLC, Rubicon Point Partners LLC and California Public Employees Retirement System, as additional insureds, against any injuries or damages to persons or property that may result from or are related to (i) Purchaser’s and its “Representatives’” (as hereinafter defined) entry upon the Property, (ii) any Investigations or other activities conducted thereon, and/or (iii) any and all other activities undertaken by Purchaser and its Representatives, all of which insurance shall be on an “occurrence form” and otherwise in such forms acceptable to Seller and with an insurance company acceptable to Seller, and deliver a copy of such insurance policy to Seller prior to the first entry on the Property;
(g)    not permit the Investigations to result in any liens, judgments or other encumbrances being filed or recorded against the Property, and Purchaser shall, at its sole cost and expense, immediately discharge of record any such liens or encumbrances that are so filed or recorded (including liens for services, labor or materials furnished); and
(h)    indemnify Seller and its “Related Parties” (as hereinafter defined) and hold harmless Seller and its Related Parties from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys’ fees and disbursements), suffered or incurred by Seller or any of its Related Parties and arising out of or in connection with (i) Purchaser’s and its Representatives’ entry upon the Property, (ii) any Investigations or other activities conducted thereon by Purchaser or its Representatives, (iii) any liens or encumbrances filed or recorded against the Property as a consequence of the Investigations and/or (iv) any and all other activities undertaken by Purchaser or its Representatives with respect to the Property. The foregoing indemnity shall not include any claims, demands, causes of action, losses, damages, liabilities, costs or expenses (including attorneys’ fees and disbursements) to the extent the same results from (i) the mere discovery, by Purchaser or its Representatives, of pre-existing conditions on the Property during Investigations conducted pursuant to, and in accordance with, the terms of this Agreement, or (ii) the gross negligence or willful misconduct of Seller, Seller’s agent(s) or the Seller’s Related Parties.
Without limiting the foregoing, in no event shall Purchaser or its Representatives, without the prior written consent of Seller: (x) make any intrusive physical testing (environmental, structural or otherwise) at the Property (which shall be deemed to include soil borings, water or vapor samplings, sampling of ceiling or floor titles for ACMs or the like) without Seller’s prior consent in its sole and absolute discretion; (y) contact any governmental authority regarding the Property (other than to confirm the zoning status of the Property); and/or (z) contact any tenant of the Property, except for confirmatory tenant interviews which shall be expressly permitted provided that Purchaser shall notify Seller of those tenants which Purchaser desires to interview, Seller or Seller’s agent(s) shall attempt to schedule such confirmatory tenant interviews, and Seller or Seller’s agent(s) shall have the right to be present at the confirmatory tenant interview, and Seller hereby agrees to make itself or its agent(s) reasonably available to be present during such confirmatory interviews at dates and times mutually agreeable to Purchaser and Seller (Purchaser acknowledges that Purchaser shall have no right to directly notify any tenant of an interview request, and that such interview requests shall be directed to Seller, who shall, or shall direct its agent(s) to, use commercially reasonable efforts to schedule such confirmatory tenant interviews). For the avoidance of doubt, Purchaser shall be permitted to conduct a non-invasive so-called Phase I Environmental Inspection of the Property without Owner’s consent.
The provisions of Section 4.2.1 above shall survive the Closing or a termination of this Agreement.
4.2.2    Property Information and Confidentiality. All “Information” (as hereinafter defined) provided to Purchaser shall be subject to the following terms and conditions:

(a)    Any information provided or to be provided with respect to the Property is solely for Purchaser’s convenience and was or will be obtained from a variety of sources. Neither Seller nor any of its Related Parties has made any independent investigation or verification of such information and, except as expressly set forth in this Agreement, makes no (and expressly disclaims all) representations and warranties as to the truth, accuracy or completeness of the Information, or any other studies, documents, reports or other information provided to Purchaser hereunder and expressly disclaims any implied representations as to any matter disclosed or omitted. Neither Seller nor any of its Related Parties shall be liable for any mistakes, omissions, misrepresentations or any failure to investigate the Property nor shall Seller or any of its Related Parties be bound in any manner by any verbal or written statements, representations, appraisals, environmental assessment reports, or other information pertaining to the Property or the operation thereof, except as expressly set forth in this Agreement.
(b)    Prior to the Closing, neither Purchaser nor its Representatives shall, at any time or in any manner, either directly or indirectly, divulge, disclose or communicate to any person, entity or association the Information, or any other knowledge or information acquired by Purchaser or its Representatives from Seller, any of Seller’s Related Parties or Representatives or by Purchaser’s own inspections and investigations. Without the prior written consent of the other party, no party shall disclose and each party shall direct its Representatives not to disclose to any person, entity or association or any of the terms, conditions or other facts with respect to this Agreement, including the status hereof. Notwithstanding the foregoing, a party may disclose such of the Information and its other reports, studies, documents and other matters generated by it and the terms of this Agreement (i) as required by law or court order (provided at least ten [10] Business Days prior written notice of such disclosure shall be provided to the other party) and (ii) as such party deems necessary or desirable to its Representatives in connection with the transaction contemplated hereby, provided that those to whom such Information is disclosed are informed of the confidential nature thereof and agree(s) to keep the same confidential in accordance with the terms and conditions hereof. Notwithstanding the foregoing and anything to the contrary in this Agreement, nothing contained herein shall impair Purchaser’s (or its permitted assignee’s) right to disclose information relating to this Agreement or the Property (1) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating Purchaser or its permitted assignees, (2) to the extent required in connection with any filings (including any amendment or supplement to any S-11 filing) with governmental agencies (including the SEC) by any REIT holding an interest (direct or indirect) in any permitted assignee of Purchaser, and (3) to any broker/dealers in the REIT's broker/dealer network and any of the REIT’s investors; provided that with respect to (1) and (3) above, those to whom such Information is disclosed are informed of the confidential nature thereof.
(c)    Each party shall indemnify and hold harmless the other party and its Related Parties from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys’ fees and disbursements) suffered or incurred by such other party or its Related Parties and arising out of or in connection with a breach by such party or its Representatives of the provisions of this Section 4.2.2. As used herein, the “Related Party” of a party shall mean any agent, advisor, representative, affiliate, employee, director, partner, member, beneficiary, investor, servant, shareholder, trustee or other person or entity acting on such party’s behalf or otherwise related to or affiliated with such party (collectively, the “Related Parties”).
(d)    Purchaser and its Representatives shall use commercially reasonably efforts to maintain in good condition all of the Information furnished or made available to them by Seller or its Related Parties in accordance with this Section 4.2.2. If this Agreement is terminated for any reason other than Seller default, upon request by Seller, Purchaser and its Representatives shall promptly deliver to Seller (without representation or warranty of any kind and without cost to Purchaser) all originals of the Information in the possession of Purchaser and its Representatives (subject to Seller’s reimbursement of the cost thereof, if so required pursuant to the terms hereof, in the case of reports or surveys generated by or on behalf of Purchaser) and shall destroy any copies in its possession of the same. Notwithstanding the foregoing, Purchaser and its Representatives (i) may retain copies of the Information in accordance with policies and procedures implemented in order to comply with applicable law, regulation, professional standards or document retention policies, and (ii) will not be required to destroy electronic versions of the Information to the extent such destruction is not reasonably practical, provided in each case that the obligation of confidentiality set forth in this Section 4.2.2 shall continue for so long as Purchaser or any of its Representatives have information in their possession (including electronic copies).
(e)    As used in this Agreement, the term “Information” shall mean any of the following: (i) all information and documents in any way relating to the Property, the operation thereof or the sale thereof, including all leases and contracts furnished to, or otherwise made available for review by, Purchaser or its directors, officers, employees, affiliates, partners, members, investors (current or potential), lenders (current or potential), brokers, agents or other representatives, including attorneys, accountants, contractors, consultants, engineers and financial advisors (collectively, “Representatives”), by Seller or any Seller Related Party or their agents or representatives, including their contractors, engineers, attorneys, accountants, consultants, brokers or advisors, and (ii) all analyses, compilations, data, studies, reports or other information or documents prepared or obtained by Purchaser or Purchaser’s Representatives containing or based on, in whole or in part, the information or documents described in the preceding clause (i) or the Investigations, excluding market and feasibility studies; provided, however that Information shall not include any matters within the public domain (other than by reason of a breach by a party of this Agreement).
(f)    In addition to any other remedies available to a party, each party shall have the right to seek equitable relief, including injunctive relief or specific performance, against the other party or its Representatives in order to enforce the provisions of this Section 4.2.2.
(g)    Notwithstanding any terms or conditions in this Agreement to the contrary, no conditions of confidentiality within the meaning of IRC §6111(d) or the Treasury Regulations promulgated under IRC Sec. 6011 are intended, and the parties hereto are expressly authorized to disclose every U.S. federal income tax aspect of any transaction covered by this Agreement with any and all persons, without limitation of any kind.

(h)    The provisions of this Section 4.2.2 shall not survive the Closing (other than the second and fourth sentences of Section 4.2.2(b)), but shall survive the termination of this Agreement.
4.2.3    Termination Right. Purchaser may terminate this Agreement in its sole and absolute discretion at any time after the Effective Date and prior to the expiration of the Due Diligence Period upon written notice to Seller, whereupon the Deposit shall be promptly returned to Purchaser, and this Agreement and the obligations of the parties hereunder shall terminate (and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations). If, however, based upon the Investigations and/or the Information, Purchaser shall determine in its sole and absolute discretion that it intends to acquire the Property, then it shall deliver an unconditional notice to Seller approving its due diligence investigation of the Property prior to the expiration of the Due Diligence Period (the “Approval Notice”). The Approval Notice shall specify which Contract, if any, that Purchaser desires for Seller to terminate in accordance with the provisions of Section 7.2.2 below. If for any reason or for no reason at all, Purchaser shall fail to timely deliver the Approval Notice prior to the expiration of the Due Diligence Period, the Deposit shall be promptly returned to Purchaser, and this Agreement and the obligations of the parties hereunder shall terminate (and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations). If Purchaser timely delivers the Approval Notice, then Purchaser shall have no further right to terminate this Agreement pursuant to this Section 4.2.3 and, except as expressly provided otherwise herein, the Deposit shall be nonrefundable to Purchaser.
4.2.4    3-14 Audit. Purchaser has informed Seller that Purchaser is required by law to complete with respect to certain matters relating to the Property an audit commonly known as a “3-14” Audit (“Purchaser’s 3-14 Audit”). In connection with the performance of Purchaser’s 3-14 Audit, Seller shall reasonably cooperate with Purchaser during the Due Diligence Period by providing access to Seller’s property manager (i) to assist Purchaser in collecting the documents which are described on Schedule 4.2.5 attached hereto, to the extent in existence and in Seller’s possession (collectively, “Purchaser’s 3-14 Audit Documents”) and (ii) to assist Purchaser in answering questions relating to the Property which are set forth in Schedule 4.2.5 attached hereto, to the extent such information is in existence and in Seller’s possession. Any Purchaser’s 3-14 Audit Documents or other information provided to Purchaser in connection with Purchaser’s 3-14 Audit is being provided for Purchaser’s convenience only and, except as may be expressly set forth in Section 7.1.1, Seller does not represent or warrant the accuracy or completeness of such documentation or information.
4.3    Estoppel Certificates.
4.3.1    Tenant Estoppel Certificates. Receipt of estoppel certificates (“Tenant Estoppel Certificates”) in the form required by this Section 4.3.1 executed by tenants (including GSA-Bankrupty Court, Mathematica Policy, and at least six (6) out of the following tenants: Southern Glazers, Degenkolb Enginers, COWI, PBC Oakland, Goldfarb & Lipman, Regus, Healthcare Financial and DeVry University) at the Property occupying at least seventy (70%) of the rented space at the Property (the “Required Estoppels”), shall, subject to the terms of Section 7.2.3(b), be a condition precedent to Purchaser’s obligation to purchase the Property. Seller shall use commercially reasonable efforts (and, as used in this Agreement, commercially reasonable efforts shall not be deemed to include any obligation to institute legal proceedings, deliver notices of default or to expend any monies) to obtain such Tenant Estoppel Certificates, which certificates shall be substantially in the form attached hereto as Exhibit B (or if Seller, after requesting to obtain certificates in such form, is unable to obtain the same, then such estoppels shall be in the form, if any, prescribed in the applicable lease or other operative document, or shall contain the information and statements required by the applicable lease or other operative document. Notwithstanding the foregoing, the Tenant Estoppel Certificate for GSA-Bankruptcy Court shall be on such tenant’s standard form of estoppel certificate and Seller shall not be required to request an estoppel certificate from such tenant in the form set forth on Exhibit B. All Tenant Estoppel Certificates shall be dated no more than thirty (30) days prior to the Scheduled Closing Date (as such period shall be extended on a day for day basis by any extension of the Scheduled Closing Date). If any Tenant Estoppel Certificate (i) claims any default on the part of landlord or the tenant under the applicable Lease in any material respect that has not been cured or waived (other than immaterial defaults), or (ii) discloses matters which are materially adversely inconsistent with the Leases delivered to, or approved by, Purchaser, and such matters have not been disclosed in writing to Purchaser at least three (3) Business Days prior to the expiration of the Due Diligence Period, and, in each case, are not cured or satisfied by Seller prior to the Closing to Purchaser’s reasonable satisfaction (each, an “Unclean Estoppel Certificate”), then such Unclean Estoppel Certificate shall not be counted toward the delivery of the Required Estoppels. Failure of Seller to deliver the Required Estoppels shall not be a breach or default by Seller under this Agreement, and shall only be a failure of a condition to closing for Purchaser’s benefit, in which event Purchaser’s sole recourse hereunder in the event of any such failure shall be, in Purchaser’s sole and absolute discretion, to either (i) waive some or all of the requirements regarding Required Estoppels and accept the Tenant Estoppel Certificates that have been delivered and proceed to the Closing on the Scheduled Closing Date, or (ii) terminate this Agreement by written notice delivered to Seller (in which event Escrowee shall return the Deposit to Purchaser and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations).
4.3.2    Closing Date Extension. Unless the Required Estoppels condition has been waived by Purchaser (with no obligation to do so), Seller may, in its sole and absolute discretion, upon written notice to Purchaser at least two (2) days prior to the Scheduled Closing Date, to adjourn the Scheduled Closing Date one or more times for up to an aggregate of thirty (30) days to satisfy delivery of the Required Estoppels.
4.3.3    SNDAs. Seller agrees that upon the request of Purchaser but not sooner than ten (10) days after Seller has initially requested Tenant Estoppel Certificates from the tenants, Seller shall deliver to tenants of the Property the form of subordination, non-disturbance and attornment agreement required by Purchaser’s lender and prepared by Purchaser (“SNDAs”) and shall request that such tenants execute and return the SNDAs prior to Closing; provided, however, that it shall not be a condition to Closing that Seller deliver to Purchaser the executed SNDAs and Seller’s failure to deliver the executed SNDAs to Purchaser shall not constitute a default by Seller under this Agreement.
4.4    Conditions Precedent to Obligations of Purchaser. The obligation of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the performance and observance, in all material respects, by each Seller Party of all covenants, warranties and agreements of this Agreement to be performed or observed by such Seller Party prior to or on the Closing Date (including delivery of the items set forth in Section 5.1) and the fulfillment on or before the Closing Date of all other conditions precedent to Closing benefiting Purchaser specifically enumerated in this Agreement, any or all of which may be waived by Purchaser in its sole and absolute discretion. If any representation or warranty of Seller set forth in Section 7.1.1 is not true and correct in all material respects due to a change in the facts or circumstances which do not otherwise constitute a default of Seller hereunder and Seller is unable to deliver the “Update” (as hereinafter defined) free of any material and adverse matters, the failure of Seller to deliver the Update free of any material and adverse matters shall, subject to the terms of Section 7.2.3(b), constitute a failure of a condition to Closing and shall not constitute a default by Seller hereunder, and Purchaser’s sole remedy in connection therewith shall be to terminate this Agreement by written notice delivered to Seller (in which event Escrowee shall return the Deposit to Purchaser and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations).
4.5    Conditions Precedent to Obligations of Seller. The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the performance and observance, in all material respects, by Purchaser of all covenants and agreements of this Agreement to be performed or observed by Purchaser prior to or on the Closing Date, including delivery of the items set forth in Section 5.2 and the fulfillment on or before the Closing Date of all other conditions precedent to Closing benefiting Seller specifically set forth in this Agreement, any or all of which may be waived by Seller in its sole and absolute discretion.
5.    Closing. The closing (the “Closing”) of the sale and purchase contemplated herein shall occur at 12:00 p.m. (Pacific Time) on or before the Scheduled Closing Date, TIME BEING OF THE ESSENCE with respect to the party’s obligation to close on such date (subject to the extension options expressly set forth in this Agreement), at the offices of Escrowee through an escrow and pursuant to escrow instructions consistent with the terms of this Agreement and otherwise mutually satisfactory to Seller and Purchaser (the date on which the Closing shall occur being herein referred to as the “Closing Date”). The Closing shall constitute a waiver of all conditions precedent. Purchaser shall have a one-time right to extend the Scheduled Closing Date for thirty (30) days provided Purchaser notifies (the “Extension Notice”) Seller five (5) business days prior to the original Scheduled Closing Date and Purchaser deposits the Extension Deposit in accordance with Section 3.1 above.
5.1    Seller Deliveries. At the Closing, each Seller Party shall deliver or cause to be delivered to Escrowee, unless otherwise noted to be delivered by such Seller Party on or prior to Closing, the following items executed and acknowledged by such Seller Party or such other party, as appropriate:
(a)    a deed (the “Deed”) in the form attached hereto as Exhibit D.
(b)    an assignment and assumption of leases and contracts (the “Assignment and Assumption of Leases and Contracts”), in the form attached hereto as Exhibit E;

(c)    a bill of sale (the “Bill of Sale”), in the form attached hereto as Exhibit F.
(d)    a certification of non-foreign status in the form attached hereto as Exhibit G, and any required state certificate that is sufficient to exempt Seller from any state withholding requirement with respect to the transactions contemplated hereby;
(e)    all existing surveys, blueprints, drawings, plans and specifications for, or with respect to, the Property or any part thereof, to the extent the same are in Seller’s possession;
(f)    all keys to the Improvements, to the extent the same are in Seller’s possession, and all passwords, pass cards and access codes used in the operation of the Property;
(g)    originals of all Leases, all Contracts that will be assumed by Purchaser on the Closing Date in accordance with the provisions of Section 7.2.2. below, and if not previously delivered to Purchaser originals of those Tenant Estoppel Certificates and SNDAs received by Seller, and the balance of the Due Diligence Materials, to the extent the same are in Seller’s possession, and if originals are not in Seller’s possession, then copies thereof shall suffice (all items in clauses (e) through (g) may be either delivered directly to Purchaser from Seller at Closing or left at the management office of the Property, to the extent not previously delivered to Purchaser);
(h)    The Owner’s Affidavit, Gap Indemnity and Mechanic’s Lien Indemnity in the form of Exhibit C, and such further instruments as may be reasonably required Title Company to consummate the transactions hereunder;
(i)    notices to each of the tenants under the Leases (“Tenant Notices”) in the form attached hereto as Exhibit H, advising such tenants of the sale of the Property to Purchaser and directing them to make all payments to Purchaser or its designee, which Tenant Notices Purchaser shall at Purchaser’s sole cost and expense, mail by certified mail return receipt requested or nationally recognized overnight carrier to each applicable tenant;
(j)    evidence reasonably satisfactory to the Title Company respecting the due organization of Seller and the due authorization and execution by Seller of this Agreement and the documents required to be delivered hereunder;
(k)    a certificate (the “Update”) of Seller dated as of the Closing Date certifying that the representations and warranties of Seller set forth in Section 7.1.1 are true and correct in all material respects, as if made on and as of the Closing Date. In no event shall Seller take an intentional action to cause a material and adverse exception to be set forth in the Update;
(l)    an estoppel certificate, in the form attached hereto as Exhibit B-1, from the Association appointed under that certain Declaration of Easement, Protective Covenants, Conditions & Restrictions for Oakland City Center recorded August 27, 2013 as Document No. 2013289944, as amended;

(m)    originals of any existing tenant security deposit that is in the form of a letter of credit (“Letter of Credit”), in accordance with the provisions of Section 5.4.1(c) below;
(n)    letters from the applicable consultants, addressed to Purchaser (and if applicable, Purchaser’s lender, so long as the name of such lender is provided at least five (5) business days prior to the Scheduled Closing Date, or if not so provided by such date then with a general reference to Purchaser’s lender), stating that Purchaser (and, if applicable, Purchaser’s lender) are entitled to rely on the reports described as items 10 through 13 in Exhibit K (collectively, “Seller’s 2017 Reports”); and
(o)    written evidence that any Contracts which Purchaser did not elect to assume in accordance with the provisions of Section 7.2.2 below have been terminated as of the closing, including, without limitation, Seller’s existing property management agreement and leasing agreement.
5.2    Purchaser Deliveries. At the Closing, Purchaser shall deliver or cause to be delivered to Escrowee the following items executed and acknowledged by Purchaser, as appropriate:
(a)    payment of the Closing Payment to be made in accordance with Section 3;
(b)    the Assignment and Assumption of Leases; and Contracts;
(c)    all applicable transfer tax forms, if any;
(d)    such further instruments as may be reasonably required by Title Company to consummate the transactions hereunder; and
(e)    evidence reasonably satisfactory to the Title Company respecting the due organization of Purchaser and the due authorization and execution by Purchaser of this Agreement and the documents required to be delivered hereunder
5.3    Closing Statement; Closing Costs. Concurrently with the Closing, Seller and Purchaser shall each deposit with Escrowee separate, executed closing statements consistent with this Agreement in the form required by Escrowee. Seller shall pay (a) 100% of County transfer taxes and (b) 50% of City transfer taxes payable in connection with the transaction contemplated herein. Purchaser shall pay (a) 50% of City transfer taxes payable in connection with the transaction contemplated herein, (b) the premium for the Owner’s Policies and all endorsements, (c) all escrow fees and recording charges payable in connection with the recording of the Deed, and (d) all fees, costs or expenses in connection with Purchaser’s due diligence reviews hereunder and any financing obtained by Purchaser. Purchaser shall pay the cost of any survey (or update to the Survey) ordered by Purchaser. Any other closing costs shall be allocated in accordance with local custom. Except as expressly provided in the indemnities set forth in this Agreement, Seller and Purchaser shall pay their respective legal, consulting and other professional fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby and their respective shares of prorations as hereinafter provided. The provisions of this Section 5.3 shall survive the Closing or a termination of this Agreement.
5.4    Prorations.
5.4.1    The following provisions shall govern the adjustments and prorations that shall be made at Closing and the allocation of income and expenses from the Property between Seller and Purchaser. Except as expressly provided in this Section 5.4.1, all items of operating revenue and operating expenses of the Property, with respect to the period prior to 12:00 a.m. local time (the “Cut-off Time”) at the Property on the Closing Date, shall be for the account of Seller and all items of operating revenue and operating expenses of the Property with respect to the period from and after the Cut-off Time, shall be for the account of Purchaser. Without limitation on the foregoing, the following shall be prorated between Purchaser and Seller as of the Cut-off Time:
(a)    All real estate taxes, water charges, sewer rents, vault charges and assessments on the Property for the current fiscal year of the taxing authorities in which the Closing occurs. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date (but Seller shall remain responsible for its share of any supplemental tax bill arising from any of the foregoing occurring prior to the Closing). If any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Purchaser receiving a credit against the purchase price for any such unpaid charges relating to Seller’s period of ownership and Purchaser assuming the obligation to pay any installments due after the Closing Date).
(b)    Subject to this Section 5.4.1(b), all fixed rent and regularly scheduled items of additional rent under the Leases, and other tenant charges if, as and when received (collectively, “Rents”). Seller shall deliver or provide a credit in an amount equal to all prepaid Rents received for periods after the Closing Date and all refundable cash security deposits made under the Leases to Purchaser on the Closing Date. Rents which are delinquent as of the Closing Date shall not be prorated on the Closing Date. Purchaser shall include such delinquencies in accordance with its normal billing procedures (but Purchaser shall not be required to litigate or declare a default in any Lease or terminate any right of possession or incur any material expense or materially affect the applicable Lease or the parties rights and obligations thereunder in any material respect). To the extent Purchaser receives Rents on or after the Closing Date, such payments shall be applied first to Rents payable with respect to the month in which the Closing Date occurs, then to the most recently accrued obligation of such tenant with Purchaser, and then to any delinquencies owed to Seller, with Seller’s share thereof being held by Purchaser in trust for Seller and promptly delivered to Seller by Purchaser. Any Rents received by Seller after Closing shall be remitted to Purchaser for application as provided above. Purchaser may not waive any delinquent Rents owed to Seller nor modify a Lease so as to reduce or otherwise affect amounts owed to Seller thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller’s written consent. Seller hereby reserves the right to pursue any remedy against any tenant owing delinquent rents and any other amounts to Seller (but shall not be entitled to terminate any lease or any tenant’s right to possession), which right shall include the right to commence legal actions or proceedings against any tenant; provided that Seller may not institute such legal actions during the period which is ninety (90) days after the Closing Date. Delivery of the Assignment and Assumption of Leases and Contracts shall not constitute a waiver by Seller of such right, and such right shall survive the Closing. Purchaser shall reasonably cooperate with Seller in any collection efforts hereunder and Seller shall bear its pro rata portion of such collection costs (but shall not be required to litigate or declare a default under any Lease or incur any material expense or terminate any Lease or right to possession). With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto.
(c)    Seller shall also transfer to Purchaser any Letter of Credit if the same are transferable by delivery of originals of the same to Escrowee together with an executed original of any prescribed instrument of transfer, transferring the same to Purchaser, in each case prior to the Closing Date. If any of the Letters of Credit are not transferable, Seller shall deliver originals of such Letters of Credit to Purchaser at Closing and, immediately after the Closing, request the tenants obligated under such Letters of Credit to cause new letters of credit to be issued in favor of Purchaser in replacement thereof and Seller and Purchaser shall diligently pursue such replacement after Closing (at Purchaser’s sole cost and expense) and Seller shall take all reasonable action, as directed by Purchaser and at Purchaser’s expense, in connection with the presentment of such Letters of Credit for payment as permitted under the terms of the applicable Lease, and in consideration of Seller’s agreement as aforesaid, Purchaser shall indemnify, defend and hold Seller harmless from any liability, damage, loss, cost or expense arising out any draws under such Letters of Credit after the Closing requested by Purchaser. The provision of this Section 5.4.1(c) shall survive the Closing.
(d)    Tenants of the Property may be obligated to pay, as additional rent, certain percentage rent, escalations in base rent and pass throughs of operating and similar expenses pursuant to the terms of the Leases (collectively, “Additional Rents”). As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to the Leases after the Closing Date, Seller shall perform a reconciliation for the portion of calendar year 2017 ending on the Closing Date with respect to Additional Rents received for such period from tenants and the underlying operating expenses to which they relate (“Partial 2017 CAM Reconciliation”), and deliver the same together with reasonably detailed backup information to Purchaser for its reasonable approval thereof within ninety (90) days after the Closing. If, during the period commencing on January 1, 2017 and ending on the Closing Date, Seller collected estimated Additional Rents in excess of any tenant’s share of such expenses as shown on such Partial 2017 CAM Reconciliation reasonably approved by Purchaser, then Seller shall credit Purchaser for such excess as shown on the Partial 2017 CAM Reconciliation within ten (10) days after delivery of the Partial 2017 CAM Reconciliation, and Purchaser shall be responsible for crediting or repaying such amounts to the tenants. Purchaser shall be responsible for the delivery of the final 2017 CAM reconciliations to the tenants in accordance with their leases, and the payment of all amounts due to tenants in connection with the same, and provided that Seller has paid Purchaser the amount indicated in the Partial 2017 CAM Reconciliation reasonably approved by Purchaser as required above, Seller shall have no further responsibility for any amounts owed to tenants for calendar year 2017 as a result of any final CAM reconciliation. Any amounts that may be due Seller as a result of such final 2017 CAM Reconciliation with respect to the portion of 2017 that the Property was owned by Seller, shall be paid by Purchaser to Seller within ten (10) Business Days after Purchaser collects such amounts from the tenants (which Purchaser shall use commercially reasonable efforts to obtain). Seller shall be entitled to collect any Additional Rents directly from the applicable tenants to the extent relating to its period of ownership, subject to the limitations set forth in subsection (b) above.
(e)    Other than the Seller Leasing Costs (defined below) and the Purchaser Leasing Costs (defined below), which shall be apportioned in accordance with the provisions of Section 5.4.2 below, charges and payments under Contracts (excluding any termination payments) or permitted renewals or replacements thereof assigned to and assumed by Purchaser pursuant to the Assignment and Assumption of Leases and Contracts and any fees or expenses in connection with any agreements recorded against the Property and which are a Permitted Exception, in each case solely with respect to the charges accruing during the current billing period in which the Closing occurs, on the basis of the most recently issued bills therefor, subject to adjustment after the Closing when the next bills are available.
(f)    Utilities, including telephone, steam, electricity and gas, on the basis of the most recently issued bills therefor, subject to adjustment after the Closing when the next bills are available, or if current meter readings are available, on the basis of such readings.
(g)    Seller shall pursue the refund of all deposits with telephone and other utility companies, and any other persons or entities who supply goods or services in connection with the Property, and the same shall not be assigned to Purchaser at the Closing, and Purchaser shall be responsible for making its own deposits to such utility providers.
(h)    (i) None of the insurance policies relating to the Property will be assigned to Purchaser (and Seller shall pay any cancellation fees resulting from the termination of such policies) and Purchaser shall responsible for arranging for its own insurance as of the Closing Date; (ii) the Property will not be subject to any Monetary Liens; and (iii) all employees of Seller or its property manager performing services at the Property shall be terminated prior to the Closing Date and Seller shall be solely responsible for all accrued salaries, wages and benefits (including vacation and sick pay) owing to such employees, and Purchaser shall not be obligated to rehire such employees. Accordingly, there will be no prorations for insurance, debt service or payroll.
5.4.2    Purchaser shall be responsible for and expressly assumes the obligation to pay all reasonable and customary brokerage and leasing commissions, tenant improvement costs and any other out of pocket costs and expenses including reasonable attorney’s fees for any new Leases entered into from and after the date hereof and any extension, renewal or expansion of any existing Lease exercised or entered into from and after the date hereof, provided in all such instances, the term of such Lease, extension, or expansion or the regularly scheduled payment of rent commences from and after the date of this Agreement, but only to the extent such costs and expenses have been expressly disclosed by Seller to Purchaser in a request for approval thereof under Section 7.2.3(a) and Purchaser has approved such request, in the Leasing/Contract Status Update or expressly disclosed in the Leases and, in the case of any Lease or modified term which commences prior to the Closing and for which Seller has started to receive rent thereunder, subject to an equitable proration thereof (collectively, “Purchaser Leasing Costs”).

Notwithstanding anything to the contrary herein, Purchaser agrees that the leasing costs associated with the lease of the entire 7th floor of 505 14th Street to Credo Mobile, shall be deemed Purchaser Leasing Costs. If, at the Closing, Seller has paid any Purchaser Leasing Costs, then the prorations at the Closing shall include an appropriate credit to Seller. Purchaser shall receive a credit at Closing for all unpaid brokerage commissions, the reasonably estimated cost of any uncompleted or unpaid landlord work and any unpaid tenant improvement allowances or other tenant inducements (including the cost of free rent with respect to the period on or after the Closing Date, but only to the extent expressly identified in Schedule 5.4.2) other than the Purchaser Leasing Costs including, without limitation, those leasing costs listed on Schedule 5.4.2 attached hereto, to the extent the same have not been previously paid or performed by Seller prior to the Closing (“Seller Leasing Costs”).
5.4.3    If any of the items described in Section 5.4.1 cannot be apportioned at the Closing because of the unavailability of information as to the amounts which are to be apportioned or otherwise (which items will be identified in writing by Seller and Purchaser prior to the Closing), or if any of the items described in Section 5.4.1 above are incorrectly apportioned at Closing or subsequent thereto, such items shall be apportioned or reapportioned, as the case may be, as soon as practicable after the Closing Date or the date such error is discovered, as applicable; provided that neither party shall have the right to request apportionment or reapportionment of any such item (other than supplemental tax bills) at any time following six (6) months from the Closing Date. If the Closing shall occur before a real estate tax rate or assessment is fixed for the tax year in which the Closing occurs, the apportionment of taxes at the Closing shall be upon the basis of the tax rate or assessment for the preceding fiscal year applied to the latest assessed valuation. Promptly after the new tax rate or assessment is fixed, the apportionment of taxes or assessments shall be recomputed and any discrepancy resulting from such recomputation and any errors or omissions in computing apportionments at Closing shall be promptly corrected and the proper party reimbursed, which obligations shall survive the Closing.
5.4.4    The provisions of this Section 5.4 shall, subject to Section 5.4.3, survive the Closing.
6.    Condemnation or Destruction of Property. If after the date hereof but prior to the Closing Date, either any portion of the Real Property is taken pursuant to eminent domain proceedings or condemnation or any of the Improvements are damaged or destroyed by fire or other casualty, then Seller shall promptly deliver, or cause to be delivered, to Purchaser, notice of any such eminent domain proceedings or casualty. Seller shall have no obligation to restore, repair or replace any portion of the Real Property or any such damage or destruction. Seller shall, at the Closing, assign to Purchaser all of Seller’s interest in all awards or other proceeds for such taking by eminent domain or condemnation or the proceeds of any insurance collected by Seller for such damage or destruction (unless and to the extent Seller shall have repaired such damage or destruction prior to the Closing and except to the extent any such awards, proceeds or insurance are attributable to lost rents or items applicable to any period prior to the Closing), less the amount of all reasonable out of pocket costs incurred by Seller in connection with the repair of such damage or destruction or collection costs of Seller respecting any awards or other proceeds for such taking by eminent domain or condemnation or any uncollected insurance proceeds which Seller may be entitled to receive from such damage or destruction, as applicable. In connection with any assignment of awards, proceeds or insurance hereunder, Seller shall credit Purchaser with an amount equal to the applicable deductible amount under Seller’s insurance; provided, however, if the amount of the damage or the value of the taking (in each case as determined by an independent third party contractor or engineer selected by Seller and reasonably approved by Purchaser) shall exceed five percent (5%) of the Purchase Price with respect to the Property, or such condemnation or casualty permanently and adversely impairs access to the Property, then Purchaser shall have the right to terminate this Agreement by notice to Seller given within ten (10) days after notification to Purchaser of the estimated amount of damages or the determination of the value of the taking. In any instance where this Agreement is terminated pursuant to this Section 6, the Deposit shall be promptly returned to Purchaser, and this Agreement and the obligations of the parties hereunder shall terminate (and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations). The parties hereby waive the provisions of any statute which provides for a different outcome or treatment in the event of a casualty or a condemnation or eminent domain proceeding. The provisions of this Section 6 shall survive the Closing.
7.    Representations, Warranties and Covenants.
7.1    Representations, Warranties and Covenants of Seller.
7.1.1    Representations and Warranties of Seller. Subject to the provisions of this Section 7.1.1, Seller hereby represents to Purchaser that:
(a)    Leases. Seller has not entered into or assumed any leases, licenses or other occupancy agreements affecting any portion of the Property which will be in effect after the Closing, other than the Leases. As used herein, “Leases” shall mean, collectively, (i) subject to the disclosures in the Update and the provisions of Section 7.2.3(b), the leases described on Exhibit I attached hereto (the “Lease Exhibit”) and (ii) the Leases entered into after the date hereof in accordance with the terms hereof. To Seller’s knowledge, as of the date of this Agreement, Seller has delivered true, correct and complete copies of the Leases and all amendments and modifications thereto to Purchaser. Seller will pay prior to Closing or will credit Purchaser at Closing with an amount equal to any outstanding, unperformed, unpaid and/or uncredited Seller Leasing Costs.
(b)    Litigation. There is no pending, or to Seller’s knowledge, threatened, litigation or condemnation action against the Property or against Seller with respect to the Property as of the date of this Agreement, other than routine personal injury, property damage or worker’s compensation matters which are covered by Seller’s insurance policy for the Property and would not result in a material adverse impact on the ownership or operation of the Property after Closing.
(c)    No Insolvency. Seller is not a debtor in any state or federal insolvency, bankruptcy, receivership proceeding.
(d)    Non-Foreign Person. Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code, as amended.
(e)    Contracts. Seller has not entered into or assumed any service or equipment leasing contracts or other agreements relating to the Property which will be in effect after the Closing, other than the Contracts, Leases and Permitted Exceptions. As used herein, “Contracts” shall mean, collectively, (i) subject to the disclosures in the Update, the contracts described on Exhibit J attached hereto, and (ii) contracts entered into by Seller after the date hereof in accordance with the terms hereof. To Seller’s knowledge, Seller has delivered true, correct and complete copies of the Contracts and all amendments and modifications thereto to Purchaser.
(f)    Lease Brokerage Agreements; Leasing Commission Agreements. As of the date hereof, Seller has not entered into any lease brokerage agreements or lease commission agreements that shall be binding upon Purchaser following Closing.
(g)    Due Authority. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are, or on the Closing Date will be, duly authorized, executed and delivered by and are binding upon Seller. Seller is a Delaware limited liability company, duly organized and validly existing and in good standing under the laws of the State of Delaware, and are duly authorized and qualified to do all things required of it under this Agreement. Seller has obtained all consents and permissions related to the transactions herein contemplated and required under any covenant, agreement, encumbrance, or Laws. Neither this Agreement nor any agreement, document or instrument executed or to be executed in connection with the same, nor anything provided in or contemplated by this Agreement or any such other agreement, document or instrument, does now or shall hereafter breach, invalidate, cancel, make inoperative or interfere with, or result in the acceleration or maturity of, any agreement, document, instrument, right or interest, affecting or relating to Seller or the Property.
(h)    Compliance. Seller has not received any written notice which remains uncured from any Governmental Authority having jurisdiction over the Property: (i) as to the violation of any laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, zoning ordinances, fire safety laws and regulations, health code, building pollution laws or environmental laws, or (ii) that there is asbestos or lead or other Hazardous Material located on the Property in violation of any federal, state or local regulation. “Hazardous Material” means any hazardous, toxic or dangerous waste, substance or material, pollutant or contaminant, as defined for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended, or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), as amended, or any other Laws, or any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous, or any substance which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs), or radon gas, urea formaldehyde, asbestos or lead.
(i)    Prohibited Persons. To Seller’s knowledge, neither Seller nor any of its respective affiliates or constituents, nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (i) conducting any business or engaging in any transaction or dealing with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) list of restrictions and prohibited persons (“Prohibited Person”) (which lists can be accessed at the following web address: http://www.ustreas.gov/offices/enforcement/ofac/), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; or (ii) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; or (iii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any U.S. anti-money laundering law.
(j)    Third Party Reports. To Seller’s knowledge, as of the date of this Agreement, Seller has delivered to Purchaser true, correct and complete copies of Seller’s 2017 Reports.
Notwithstanding and without limiting the foregoing, if any of the representations or warranties of Seller contained in this Agreement or in any document or instrument delivered in connection herewith are materially false or inaccurate, or Seller is in material breach or default of any of its obligations under this Agreement, and Purchaser nonetheless closes the transactions hereunder and purchases the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon the Closing), but only to the extent on or prior to the Closing, Purchaser shall have had “actual knowledge” (as hereinafter defined) of the false or inaccurate representations or warranties or other breach or default.
References to the “knowledge”, and/or “actual knowledge” of Seller or words of similar import shall refer only to the current actual (as opposed to implied or constructive) knowledge of Ani Vartanian (the “Designated Seller Individual”), but shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any parent, subsidiary or affiliate of Seller or to any officer, agent, manager, representative or employee of Seller or to impose upon the Designated Seller Individual any other duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. Notwithstanding anything to the contrary contained in this Agreement, the Designated Seller Individual shall have no personal liability hereunder. References to the “knowledge”, and/or “actual knowledge” of Purchaser or words of similar import shall refer only to the current actual (as opposed to implied or constructive) knowledge of Brian Ragsdale (the “Designated Purchaser Individuals”), and shall not be construed, by imputation or otherwise, to refer to the knowledge of Purchaser or any parent, subsidiary or affiliate of Purchaser or to any other officer, agent, manager, representative or employee of Purchaser or to impose upon the Designated Purchaser Individuals any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains; provided, however, that Purchaser shall be deemed to have actual knowledge of the Due Diligence Materials or any other information delivered to Purchaser by Seller or Seller Related Parties or posted on that certain Citrix ShareFile site created for the due diligence of the Property. Notwithstanding anything to the contrary contained in this Agreement, the Designated Purchaser Individuals shall have no personal liability hereunder.
The provisions of this Section 7.1.1 shall survive the Closing for a period (the “Survival Period”) of six (6) months, unless written notice of such claim is delivered to Seller by Purchaser with respect hereto within six (6) months after Closing, in which case all rights and remedies with respect to the matters which are the subject of such action shall survive until full and final resolution of such action and full payment of any amounts owed by Seller as a result thereof.
7.1.2    GENERAL DISCLAIMER. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE DEED, OR IN ANY OTHER DOCUMENT EXECUTED AND DELIVERED TO PURCHASER BY SELLER AT CLOSING, THE SALE OF THE PROPERTY HEREUNDER IS AND WILL BE MADE ON AN “AS IS”, ”WHERE IS,” AND “WITH ALL FAULTS” BASIS, WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY CONCERNING TITLE TO THE PROPERTY, THE PHYSICAL CONDITION OF THE PROPERTY (INCLUDING THE CONDITION OF THE SOIL OR THE IMPROVEMENTS), THE ENVIRONMENTAL CONDITION OF THE PROPERTY (INCLUDING THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES ON OR AFFECTING THE PROPERTY), THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE LAWS AND REGULATIONS (INCLUDING ZONING AND BUILDING CODES OR THE STATUS OF DEVELOPMENT OR USE RIGHTS RESPECTING THE PROPERTY), THE FINANCIAL CONDITION OF THE PROPERTY OR ANY OTHER REPRESENTATION OR WARRANTY RESPECTING ANY INCOME, EXPENSES, CHARGES, LIENS OR ENCUMBRANCES, RIGHTS OR CLAIMS ON, AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF. PURCHASER ACKNOWLEDGES THAT, DURING THE DUE DILIGENCE PERIOD, PURCHASER WILL EXAMINE, REVIEW AND INSPECT ALL MATTERS WHICH IN PURCHASER’S JUDGMENT BEAR UPON THE PROPERTY AND ITS VALUE AND SUITABILITY FOR PURCHASER’S PURPOSES. PURCHASER IS A SOPHISTICATED PURCHASER WHO IS FAMILIAR WITH THE OWNERSHIP AND OPERATION OF REAL ESTATE PROJECTS SIMILAR TO THE PROPERTY AND THAT PURCHASER HAS OR WILL HAVE ADEQUATE OPPORTUNITY TO COMPLETE ALL PHYSICAL AND FINANCIAL EXAMINATIONS (INCLUDING ALL OF THE EXAMINATIONS, REVIEWS AND INVESTIGATIONS REFERRED TO IN SECTION 4) RELATING TO THE ACQUISITION OF THE PROPERTY HEREUNDER IT DEEMS NECESSARY, AND WILL ACQUIRE THE SAME SOLELY ON THE BASIS OF AND IN RELIANCE UPON SUCH EXAMINATIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY THE OWNER’S POLICY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER (OTHER THAN AS EXPRESSLY PROVIDED HEREIN). EXCEPT AS TO MATTERS SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE DEED, OR IN ANY OTHER DOCUMENT EXECUTED AND DELIVERED TO PURCHASER BY SELLER AT CLOSING: (A) PURCHASER WILL ACQUIRE THE PROPERTY SOLELY ON THE BASIS OF ITS OWN PHYSICAL AND FINANCIAL EXAMINATIONS, REVIEWS AND INSPECTIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY THE OWNER’S POLICY, AND (B) WITHOUT LIMITING THE FOREGOING, PURCHASER WAIVES ANY RIGHT IT OTHERWISE MAY HAVE AT LAW OR IN EQUITY, INCLUDING THE RIGHT TO SEEK DAMAGES FROM SELLER IN CONNECTION WITH THE ENVIRONMENTAL CONDITION OF THE PROPERTY, INCLUDING ANY RIGHT OF CONTRIBUTION UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT (PROVIDED THAT THE FOREGOING SHALL NOT BE DEEMED A LIMITATION OF PURCHASER’S RIGHTS IN CONNECTION WITH ANY

BREACH OR DEFAULT BY SELLER UNDER THIS AGREEMENT). THE PROVISIONS OF THIS SECTION 7.1.2 SHALL SURVIVE THE CLOSING.
7.2    Interim Covenants of Seller. Until the Closing Date or the sooner termination of this Agreement in accordance with the terms hereof:
7.2.1    Seller shall operate and maintain the Property in substantially the same manner as prior hereto pursuant to Seller’s normal course of business (such maintenance obligations not including capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller.
7.2.2    Subject to the terms set forth in this Section 7.2.2, Seller may cancel, modify, extend, renew or permit the expiration of contracts or enter into any new contracts without Purchaser’s consent; provided that the same do not affect the Property after Closing. After the expiration of the Due Diligence Period, if Purchaser has timely delivered the Approval Notice, Seller shall not modify, extend, renew or cancel (except as a result of a default by the other party thereunder) or enter into any additional service contracts or other similar agreements without the prior consent of Purchaser, which consent may be withheld in Purchaser’s sole and absolute discretion; provided, however, Purchaser’s consent shall not be required for any such contract if such contract will be terminated as of the Closing or such contract is reasonably required to comply with the terms of any Lease or to address any health or safety condition at the Property. Purchaser’s failure to approve any request for consent by Seller under this Section 7.2.2 within three (3) Business Days following Seller’s request therefor shall be deemed to constitute Purchaser’s disapproval. Seller, at its expense, shall terminate each Contract that Purchaser designates in writing delivered at or prior to the expiration of the Due Diligence Period (or solely in the case of a Contract or modification first disclosed in the Leasing/Contract Status Update, within two (2) Business Days after its receipt thereof) that it does not desire to assume, provided that if any Contract may not be terminated upon not more than thirty (30) days prior written notice, or requires any penalty to be paid, Seller shall not have any obligation to terminate the same, except as provided below. In all events, Seller shall terminate, and Purchaser shall not assume any obligation under, any existing property management or brokerage leasing or listing agreements affecting the Property as of Closing; except for payment of any amounts due under the terms and conditions thereof, to the extent that Purchaser is given credit for such amounts pursuant to Section 5.4.2.
7.2.3
(a)    Seller shall continue to offer the Property for lease in the same manner as prior hereto pursuant to its normal course of business and, upon request, shall keep Purchaser reasonably informed as to the status of leasing prior to the Closing Date, and Seller shall provide copies of any new Leases or modifications to the same to Purchaser promptly after the execution thereof. Prior to the expiration of the Due Diligence Period, Seller shall be entitled to enter into any new leases or modifications of existing Leases at its sole option, exercisable in Seller’s sole and absolute discretion; provided that, at least five (5) days prior to the expiration of the Due Diligence Period, Seller shall provide Purchaser with a written status report of all activity of Seller under this Section 7.2.3 and Section 7.2.2 above, which report will include copies of such Leases and Contracts, together with a description of Purchaser Leasing Costs (the “Leasing/Contract Status Update”), and, notwithstanding anything to the contrary contained in Section 7.2.2 above or in this Section 7.2.3, Seller shall undertake no activity during the period between the delivery of the Leasing/Contract Status Update and the expiration of the Due Diligence Period without the consent of Purchaser in its sole and absolute discretion. After the expiration of the Due Diligence Period, if Purchaser has timely delivered the Approval Notice, Seller shall not during the term of this Agreement enter into any new leases or any amendment, renewal, expansion or modifications of, or accept any termination of, any existing Leases (including application of any security deposits to past-due amounts) without the prior written consent of Purchaser, which consent may be withheld in Purchaser’s sole and absolute discretion. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, (x) Purchaser’s failure to approve any request for consent by Seller under this Section 7.2.3 within three (3) Business Days following Seller’s request therefor accompanied by the form of Lease or modification shall be deemed to constitute Purchaser’s disapproval, and (y) Purchaser shall bear all Purchaser Leasing Costs in connection with the foregoing and shall provide Seller with a credit for any of the same paid by Seller in accordance with Section 5.4.2.
(b)    Notwithstanding anything to the contrary contained in this Agreement: (i) Seller makes no representations and assumes no responsibility with respect to the continued occupancy of the Property or any part thereof by any tenant, (ii) the removal of a tenant whether by summary proceedings or otherwise prior to the Closing Date shall not give rise to any claim on the part of Purchaser and (iii) subject to Purchaser’s right to terminate this Agreement in accordance with the provisions of Section 4.3.1 above, Purchaser agrees that it shall not be grounds for Purchaser’s refusal to close this transaction that any tenant is a holdover tenant or in default under its Lease on the Closing Date (unless such default constitutes a material breach of Seller’s representations and warranties hereunder) and Purchaser shall accept title subject to such holding over or default without an abatement in or credit against the Purchase Price.
7.2.4    Seller shall use commercially reasonable efforts to keep in force and effect with respect to the Property the insurance policies currently carried by Seller or policies providing similar coverage through the Closing Date.
7.2.5    After the expiration of the Due Diligence Period, if Purchaser has timely delivered an Approval Notice, Seller shall not amend or modify any document affecting title to the Property without Purchaser’ prior written consent.
7.2.6    Seller shall promptly deliver to Purchaser any written notices it may hereafter receive from time to time that, if not delivered to Purchaser, would cause the representations and warranties of Purchaser set forth in this Agreement to be untrue if made after Seller’s receipt of any such notice.
7.2.7    Seller shall cause its managing agent or property manager occupying any space at the Property without the benefit of a lease or on a reduced rent basis to vacate such space prior to the thirtieth (30th) day after Closing.

7.2.8    During the effectiveness of this Agreement, Seller shall not alienate, voluntarily encumber or otherwise transfer all or any interest in the Property (other than to Purchaser at the Closing or leasing activity to the extent in compliance with Section 7.2.3), and shall remove or bond over on or prior to the Closing any Monetary Liens.
7.2.9    During the effectiveness of this Agreement, Seller shall not remove any material Personal Property from the Property except as may be required for necessary repair or replacement, and replacement shall be of approximately the same utility, it being understood, however, that Seller will be removing the existing sculpture art within the common areas of the Property and the same shall not be considered part of the Personal Property conveyed to Purchaser, and the existing paintings and wall art within the common areas of the Property are owned by Slate Art Gallery and are subject to replacement and removal by Slate Art Gallery pursuant to the terms of its Contract described in Exhibit J.
7.3    Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents and warrants to Seller that: (i) This Agreement and all agreements, instruments and documents herein provided to be executed or caused to be executed by Purchaser are, or on the Closing Date will be, duly authorized, executed and delivered by and are binding upon Purchaser; (ii) Purchaser is a Delaware limited liability company, duly organized and validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to do all things required of it under this Agreement; (iii) Purchaser has, or on the Closing Date will have, obtained all consents and permissions related to the transactions herein contemplated and required under any covenant, agreement, encumbrance, or Laws; (iv) Neither this Agreement nor any agreement, document or instrument executed or to be executed in connection with the same, nor anything provided in or contemplated by this Agreement or any such other agreement, document or instrument, does now or shall hereafter breach, invalidate, cancel, make inoperative or interfere or conflict with, or result in the acceleration or maturity of, any agreement, document, instrument, right or interest, affecting or relating to Purchaser; (v) Purchaser is not a debtor in any state or federal insolvency, bankruptcy or receivership proceeding; and (vi) To Purchaser’s knowledge, neither Purchaser nor any of its respective affiliates or constituents, nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (A) conducting any business or engaging in any transaction or dealing with any person appearing on the OFAC list of restrictions and Prohibited Persons, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; or (B) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; or (C) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any U.S. anti-money laundering law. The representations and warranties of Purchaser shall survive the Closing for the Survival Period, unless an action is instituted by Seller against Purchaser with respect hereto within the Survival Period, in which case all rights and remedies with respect to the matters which are the subject of such action shall survive until full and final resolution of such action and full payment of any amounts owed by Purchaser as a result thereof.

8.    Release.
8.1    RELEASE. EFFECTIVE AS OF THE CLOSING, PURCHASER SHALL BE DEEMED TO HAVE RELEASED SELLER AND ALL SELLER RELATED PARTIES FROM ALL CLAIMS WHICH PURCHASER OR ANY AGENT, REPRESENTATIVE, AFFILIATE, EMPLOYEE, DIRECTOR, OFFICER, PARTNER, MEMBER, SERVANT, SHAREHOLDER OR OTHER PERSON OR ENTITY ACTING ON PURCHASER’S BEHALF OR OTHERWISE RELATED TO OR AFFILIATED WITH PURCHASER (EACH, A “PURCHASER RELATED PARTY”) HAS OR MAY HAVE ARISING FROM OR RELATED TO ANY MATTER OR THING RELATED TO OR IN CONNECTION WITH THE PROPERTY INCLUDING THE DOCUMENTS AND INFORMATION REFERRED TO HEREIN, THE LEASES AND THE TENANTS THEREUNDER, ANY CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS IN THE DESIGN OR CONSTRUCTION OF ALL OR ANY PORTION OF THE PROPERTY AND ANY ENVIRONMENTAL CONDITIONS, AND PURCHASER SHALL NOT LOOK TO SELLER OR ANY SELLER RELATED PARTIES IN CONNECTION WITH THE FOREGOING FOR ANY REDRESS OR RELIEF. THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION, PROVIDED THAT THIS RELEASE SHALL NOT BE APPLICABLE TO CLAIMS ARISING OUT OF THE EXPRESS COVENANTS, REPRESENTATIONS, OR WARRANTIES SET FORTH IN THIS AGREEMENT THAT SHALL EXPRESSLY SURVIVE THE CLOSING.
AS PART OF THE PROVISIONS OF THIS SECTION, BUT NOT AS A LIMITATION THEREON, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED, AND PURCHASER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS, INCLUDING SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
IN THIS CONNECTION AND TO THE FULLEST EXTENT PERMITTED BY LAW, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT PURCHASER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO PURCHASER MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN,

UNANTICIPATED AND UNSUSPECTED, AND PURCHASER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT PURCHASER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH MIGHT IN ANY WAY BE INCLUDED IN THE WAIVERS AND MATTERS RELEASED AS SET FORTH IN THIS SECTION. THE PROVISIONS OF THIS SECTION ARE MATERIAL AND INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLER BY PURCHASER IN EXCHANGE FOR SELLER’S PERFORMANCE HEREUNDER.
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NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SECTION 8, NOTHING IN THIS SECTION 8 SHALL OPERATE TO RELEASE SELLER FROM ITS LIABILITY AND OBLIGATIONS IN CONNECTION WITH SELLER’S ACTUAL INTENTIONAL FRAUD, OR ITS REPRESENTATIONS, WARRANTIES AND COVENANTS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE DOCUMENTS DELIVERED BY SELLER TO PURCHASER AT THE CLOSING PURSUANT TO SECTION 5.1, WHICH EXPRESSLY SURVIVE THE CLOSING PURSUANT TO THIS AGREEMENT (SUBJECT TO THE LIMITATIONS THEREON SET FORTH IN THIS AGREEMENT).

PURCHASER’S INITIAL: ____	SELLER’S INITIAL: ____
8.2    Survival. The provisions of this Section 8 shall survive the Closing or the termination of this Agreement.
9.    Remedies For Default and Disposition of the Deposit.
9.1    SELLER DEFAULT. IF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT SHALL NOT BE CLOSED BY REASON OF SELLER’S DEFAULT UNDER THIS AGREEMENT, THEN PURCHASER SHALL HAVE, AS ITS SOLE AND EXCLUSIVE REMEDIES (ALL OTHER RIGHTS AND/OR REMEDIES, WHETHER AVAILABLE AT LAW OR IN EQUITY, BEING IRREVOCABLY WAIVED) THE RIGHT TO EITHER (A) TERMINATE THIS AGREEMENT, IN WHICH EVENT THE DEPOSIT SHALL BE RETURNED TO PURCHASER, AND SELLER SHALL REIMBURSE PURCHASER FOR ITS ACTUAL OUT OF POCKET THIRD PARTY COSTS INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS AND ACTIVITIES CONTEMPLATED HEREBY (INCLUDING ANY ATTORNEYS FEES AND COSTS, DUE DILIGENCE EXPENSES AND NON-REFUNDABLE DEPOSITS OR OTHER AMOUNTS PAID TO LENDERS), PROVIDED THAT IN NO EVENT MAY PURCHASER RECOVER MORE THAN AN AGGREGATE OF $100,000 OF SUCH COSTS, AND NEITHER PARTY HERETO SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER EXCEPT WITH RESPECT TO THE SURVIVING OBLIGATIONS (PURCHASER HEREBY WAIVING ANY OTHER RIGHT OR CLAIM TO DAMAGES FOR SELLER’S BREACH); OR (B) IF SELLER SHALL WILLFULLY FAIL TO TRANSFER THE PROPERTY PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, SPECIFICALLY ENFORCE SELLER’S OBLIGATION TO TRANSFER THE PROPERTY (IT BEING ACKNOWLEDGED THAT THE REMEDY OF SPECIFIC PERFORMANCE SHALL NOT BE APPLICABLE TO ANY OTHER COVENANT OR AGREEMENT OF SELLER CONTAINED HEREIN OTHER THAN SELLER’S OBLIGATION TO DISCHARGE MONETARY LIENS); PROVIDED THAT ANY ACTION BY PURCHASER FOR SPECIFIC PERFORMANCE MUST BE FILED, IF AT ALL, WITHIN SIXTY (60) DAYS OF THE DATE ON WHICH PURCHASER OBTAINS ACTUAL KNOWLEDGE OF SELLER’S DEFAULT, AND THE FAILURE TO FILE WITHIN SUCH PERIOD SHALL CONSTITUTE A WAIVER BY PURCHASER OF SUCH RIGHT AND REMEDY. IF PURCHASER SHALL NOT HAVE FILED AN ACTION FOR SPECIFIC

PERFORMANCE WITHIN THE AFOREMENTIONED TIME PERIOD OR SO NOTIFIED SELLER OF ITS ELECTION TO TERMINATE THIS AGREEMENT, PURCHASER’S SOLE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT AND PURSUE ITS REMEDIES IN ACCORDANCE WITH CLAUSE (A) ABOVE.
9.2    PURCHASER DEFAULT. IF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT SHALL NOT BE CLOSED BY REASON OF PURCHASER’S DEFAULT UNDER THIS AGREEMENT, THEN THIS AGREEMENT SHALL TERMINATE AND THE RETENTION OF THE DEPOSIT SHALL BE SELLER’S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT, SUBJECT TO THE SURVIVING OBLIGATIONS, PROVIDED, HOWEVER, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO LIMIT SELLER’S RIGHTS OR DAMAGES UNDER ANY INDEMNITIES GIVEN BY PURCHASER TO SELLER UNDER SECTIONS 4.2.1, 4.2.2, OR 10.1 OF THIS AGREEMENT. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY PURCHASER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF PURCHASER’S BREACH OR DEFAULT.
IN PLACING THEIR INITIALS AT THE PLACES PROVIDED, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS MADE. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. EXCEPT FOR THE RIGHT OF SELLER TO COLLECT SUCH LIQUIDATED DAMAGES FROM PURCHASER AND THE INDEMNIFICATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT. PURCHASER FURTHER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT EXCEPT FOR PURCHASER’S RIGHT TO SPECIFICALLY ENFORCE THIS AGREEMENT PURSUANT TO SECTION 9.1, PURCHASER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO SEEK DECLARATORY AND/OR INJUNCTIVE RELIEF AND/OR EQUITABLE RELIEF, OR TO RECORD A NOTICE OF THIS AGREEMENT OR ANY RIGHTS IT MAY HAVE HEREUNDER, OR TO RECORD OR FILE A NOTICE OF PENDENCY OF ANY ACTION OR PROCEEDINGS TO ENFORCE THIS AGREEMENT. THIS SECTION 9 IS NOT INTENDED TO WAIVE EITHER SELLER OR PURCHASER’S RIGHTS UNDER SECTION 10.10.

PURCHASER’S INITIAL: ____	SELLER’S INITIAL: ____

9.3    Disposition of Deposit. If the transaction contemplated by this Agreement shall close, then the Deposit shall be applied as a partial payment of the Purchase Price. If the transaction contemplated by this Agreement shall fail to close then the Deposit shall be delivered to Seller or Purchaser, as the case may be, in accordance with this Agreement.
10.    Miscellaneous.
10.1    Brokers. Seller represents and warrants to Purchaser, and Purchaser represents and warrants to Seller, that except for Newmark Knight Frank (“Broker”) who will be paid by Seller pursuant to the terms and conditions of a separate agreement between Seller and Broker, no broker or finder has been engaged by it, respectively, in connection with the sale contemplated under this Agreement. If there is a claim for broker’s or finder’s fee or commissions in connection with the sale contemplated by this Agreement, then Seller shall indemnify, defend and hold harmless Purchaser from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Purchaser shall indemnify, defend and hold harmless Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Purchaser.
10.2    Limitation of Liability.
10.2.1    Notwithstanding anything to the contrary contained in this Agreement or any documents executed in connection herewith, if the Closing of the transaction contemplated hereunder shall have occurred, (i) the aggregate liability of Seller arising under this Agreement (including under Section 10.10) and the documents to be executed or delivered in connection herewith shall not exceed two percent (2%) of the Purchase Price (the “Liability Ceiling”) and (ii) in no event shall Seller have any liability to Purchaser under this Agreement and the documents to be executed or delivered in connection herewith unless and until the aggregate liability of Seller shall exceed One Hundred Thousand and No/100 Dollars ($100,000) (the “Liability Floor”). If Seller’s aggregate liability to Purchaser shall exceed the Liability Floor, Seller shall be liable for the entire amount thereof up to but not exceeding the Liability Ceiling.
10.2.2    No Related Party of Seller (which, for purposes of clarity, shall not include Seller itself), shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller’s assets for the payment of any claim or for any performance, and Purchaser, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Seller covenants that Seller shall, at Seller’s option, either maintain liquid reserves or access to liquid assets equal to the Liability Cap for the Survival Period (provided, however, that if Purchaser shall have commenced and served an action, suit or proceeding with respect to any claim against Seller on or before the expiration of the Survival Period, Seller shall maintain such reserve or access to liquid assets, as applicable, in amounts reasonably sufficient to satisfy such claim if it were determined adversely to Seller, but in no event shall such reserves exceed the Liability Cap, until the date on which such claim and liabilities have been finally resolved)

10.3    Exhibits; Entire Agreement; Modification. All exhibits attached and referred to in this Agreement are hereby incorporated herein as if fully set forth in (and shall be deemed to be a part of) this Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes any and all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.
10.4    Time of the Essence; Business Days. Time is of the essence of this Agreement. However, whenever any action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-Business Day, then such period (or date) shall be extended until the next succeeding Business Day. As used herein, the term “Business Day” shall be deemed to mean any day, other than a Saturday or Sunday, on which commercial banks in the State of New York or in the State of California are not required to be open or are authorized to be closed for business.
10.5    Interpretation. Section headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to wit, that ambiguities in this Agreement should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto. Whenever the words “including”, “include” or “includes” are used in this Agreement, they shall be interpreted in a non-exclusive manner. Except as otherwise indicated, all Exhibit and Section references in this Agreement shall be deemed to refer to the Exhibits and Sections in this Agreement.
10.6    Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.
10.7    Successors and Assigns. No party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other, which consent may be given or withheld in the sole and absolute discretion of such party; provided that, in the event of such an assignment or transfer, the transferee shall assume in writing all of the transferor’s obligations hereunder (but the transferor shall not be released from obligations hereunder). Notwithstanding and without limiting the foregoing, no consent given by a party to any transfer or assignment of a party’s rights or obligations hereunder shall be deemed to constitute a consent to any other transfer or assignment of rights or obligations hereunder and no transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Notwithstanding the foregoing, Purchaser may assign this Agreement and its rights and obligations hereunder without Seller’s consent to any entity which is controlled by or under common control with Purchaser, subject to execution of an assumption agreement by the transferee reasonably acceptable to Seller. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

10.8    Notices. All notices, requests or other communications which may be or are required to be given, served or sent by either party hereto to the other shall be (a) delivered in person or by facsimile transmission or email, with receipt thereof confirmed by printed facsimile acknowledgment or server confirmation, respectively (with a confirmation copy delivered in person or by overnight delivery contemporaneously therewith), (b) by overnight delivery with any reputable overnight courier service, or (c) by deposit in any post office or mail depository regularly maintained by the United States Postal Office and sent by registered or certified mail, postage paid, return receipt requested, and shall be effective upon receipt (whether refused or accepted) and, in each case, addressed as follows:
To Purchaser:
KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attention: Brian Ragsdale
Facsimile: (949) 417-6501
Telephone: (949) 797-0305
Email: bragsdale@kbs.com
And to:
KBS Capital Advisors LLC
11150 Santa Monica Blvd., Suite 400
Los Angeles, California 90025
Attention: Michael Potter
Facsimile: (949) 417-6501
Telephone: (424) 208-8104
Email: mpotter@kbs.com
And to:
KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attention: James Chiboucas, esq.
Facsimile: (949) 417-6501
Telephone: (949) 417-6555
Email: jchiboucas@kbs.com

With a Copy To:
Sheppard Mullin Richter & Hampton LLP
650 Town Center Drive, 4th Floor
Costa Mesa, CA 92626
Attention: Scott A. Morehouse, Esq.
Facsimile: (714) 428-2865
Telephone: (714) 428-5995
Email: smorehouse@sheppardmullin.com
To Seller:
CITY CENTER 505, LLC
CITY CENTER 1300, LLC
100 Montgomery Street, Suite 1760
San Francisco, California 94104
Attention: Ani Vartanian Boladian
Facsimile: (415) ___________
Telephone: (415) 500-6400
Email: ani@rubiconpoint.com
And:
Canyon Partners Real Estate LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, California 90067
Attention: Vernon Chin
Facsimile: (310) 272-1497
Telephone: (310) 272-1496
Email: vchin@canyonpartners.com
And:
Canyon Partners Real Estate LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, California 90067
Attention: Marcus Nuepert
Facsimile: (310) 272-
Telephone: (310) 272-
Email: mnuepert@canyonpartners.com

With a Copy To:
Greenberg Traurig LLP
1900 University Avenue, 5th Floor
East Palo Alto, California 94303
Attention: Karen M. Willis, Esq.
Facsimile: (650) 644-0507
Telephone: (650) 289-7877
Email: willisk@gtlaw.com
To Escrowee:
Old Republic Title Company
275 Battery Street, Suite 1500
San Francisco, California 94111
Attention: Martha Nakagawa
Facsimile: (415) __________
Telephone: (415) 397-0500
Email: mnakagawa@ortc.com
10.9    Third Parties. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement upon any other person other than the parties hereto and their respective permitted successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third parties any right of subrogation or action over or against any party to this Agreement. This Agreement is not intended to and does not create any third party beneficiary rights whatsoever.
10.10    Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction, and that such legal costs shall not be part of the closing costs. Notwithstanding the foregoing, if either Purchaser or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency, arbitrator or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys’ fees, expenses and costs of investigation actually incurred. The foregoing includes attorneys’ fees, expenses and costs of investigation (including those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.
10.11    Counterparts. This Agreement may be executed in one or more counterparts (which may be in the form of an executed PDF attachment to an email or by Docusign or similar service provider), each of which shall be deemed an original, but all of which shall constitute one and the same document.

10.12    Effectiveness. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart hereof has been executed and delivered by each party hereto. Seller shall have the right to discontinue negotiations and withdraw any draft of this Agreement at any time prior to the full execution and delivery of this Agreement by each party hereto. Purchaser assumes the risk of all costs and expenses incurred by Purchaser in any negotiations or due diligence investigations undertaken by Purchaser with respect to the Property.
10.13    No Implied Waivers. No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified in this Agreement for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by either party of any breach hereunder or failure or refusal by the other party to comply with its obligations shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.
10.14    Discharge of Seller’s Obligations. Except as otherwise expressly provided in this Agreement, Purchaser’s acceptance of the Deed shall be deemed a discharge of all of the obligations of Seller hereunder and all of Seller’s representations, warranties, covenants and agreements in this Agreement shall merge in the documents and agreements executed at the Closing and shall not survive the Closing; provided, however, that the foregoing shall not be deemed to limit Seller’s liability under any of such representations, warranties, covenants or agreements which expressly survive the Closing under this Agreement (subject to the terms and limitations set forth in this Agreement).
10.15    No Recordation. Neither this Agreement nor any memorandum thereof shall be recorded and any attempted recordation hereof shall be void and shall constitute a default hereunder, provided that the same shall not be deemed to prohibit the exercise by Purchaser of its rights to specifically perform this Agreement pursuant to Section 9.1.
10.16    Unenforceability. If all or any portion of any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof, and such provision shall be limited and construed as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein unless doing so would materially and adversely affect a party or the benefits that such party is entitled to receive under this Agreement.
10.17    Waiver of Trial by Jury. TO THE FULLEST EXTENT PERMITTED BY LAW, SELLER AND PURCHASER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.
10.18    Disclosure. Notwithstanding any terms or conditions in this Agreement to the contrary, but subject to restrictions reasonably necessary to comply with federal or state securities laws, any person may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure. For the avoidance of doubt, this authorization is not intended to permit disclosure of the names of, or other identifying information regarding, the participants in the transaction, or of any information or the portion of any materials not relevant to the tax treatment or tax structure of the transaction.
10.19    Consents and Approvals. Except as otherwise expressly provided herein, any determination, election, approval, consent or waiver provided to be given by a party hereunder must be in a form of written communication in order to be effective and may be given or withheld in the sole and absolute discretion of such party.
10.20    Tax Reduction Proceedings. If Seller has heretofore filed applications for the reduction of the assessed valuation of the Property and/or instituted certiorari proceedings to review such assessed valuations for any prior tax years, then prior to the expiration of the Due Diligence Period, (i) Seller shall have sole control of such proceedings, and (ii) Seller shall continue to prosecute the same with diligence, including the right to compromise and/or settle the same or cause the same to be brought on for trial and to take, conduct, withdraw and/or settle appeals, and Purchaser hereby consents to such actions as Seller may take therein, provided that from and after the expiration of the Due Diligence Period until the Closing or earlier termination of this Agreement, if Purchaser has timely delivered the Approval Notice, Seller shall not be authorized to take any act which would negatively impact the assessment of the Property for the period from and after Closing without Purchaser’s consent in its sole and absolute discretion. Any refund or the savings or refund for any year or years prior to the tax year in which the Closing herein occurs shall belong solely to Seller and Seller shall be responsible for remitting any portion thereof it is required to remit to the Tenants under the Leases. Any tax savings or refund for the tax year in which the Closing occurs shall be prorated between Seller and Purchaser after deduction of attorneys’ fees and other expenses related to the proceeding and all sums payable to tenants under the Leases. All sums payable to tenants under the Leases on account of such tax savings or refund shall be promptly paid to such tenants following receipt of such tax savings or refund.
10.21    Press Releases. Any press release or other public disclosure regarding this Agreement or the transaction contemplated hereby shall not be made without Seller and Purchaser’s prior written consent, not to be unreasonably withheld.
10.22    California Required Natural Hazard Disclosure. Seller has commissioned Escrowee to prepare the natural hazard disclosure statement in the form required by California Civil Code Section 1103. Purchaser acknowledges that this transaction is not subject to that Civil Code Section, but that nevertheless the form promulgated therein serves to satisfy other statutory disclosure requirements of applicable law. Seller does not warrant or represent either the accuracy or completeness of the information on that Exhibit, and Purchaser shall use same merely as a guideline in its overall investigation of the Property. THESE HAZARDS MAY LIMIT PURCHASER’S ABILITY TO DEVELOP THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ON ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY

ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT A PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. PURCHASER MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THOSE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY.
10.23    Escrow Agreement. Purchaser and Seller hereby appoint Escrow Agent to act as their escrow agent on the terms and conditions hereinafter set forth in this Section 10.23, and Escrow Agent, by its execution of the Joinder attached to this Agreement, accepts such appointment. Escrow Agent agrees to hold the Deposit on behalf of the parties to this Agreement, and to apply, disburse and deliver the Deposit as provided in this Agreement.
10.23.1    Escrow Agent shall hold the Deposit in an interest bearing savings account which rate of interest need not be maximized. Escrow Agent shall not commingle the Deposit with any other funds.
10.23.2    Escrow Agent shall pay the Deposit in accordance with the terms of this Agreement. If prior to the Closing, either party makes a demand upon Escrow Agent for delivery of the Deposit, Escrow Agent shall give notice to the other party of such demand. If a notice of objection to the proposed payment is not received from the other party within seven (7) Business Days after the giving of notice by Escrow Agent, Escrow Agent is hereby authorized to deliver the Deposit to the party who made the demand. If Escrow Agent receives a notice of objection within said period, then Escrow Agent shall continue to hold the Deposit and thereafter pay it to the party entitled when Escrow Agent receives (a) notice from the objecting party withdrawing the objection, or (b) a notice signed by both parties directing disposition of the Deposit, or (c) a judgment or order of a court of competent jurisdiction.
10.23.3    Escrow Agent shall be protected in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document which is given to Escrow Agent without verifying the truth or accuracy of any such notice, demand, certificate, signature, instrument or other document.
10.23.4    Escrow Agent shall not be bound in any way by any other contract or understanding between the Seller and Purchaser, whether or not Escrow Agent has knowledge thereof or consents thereto unless such consent is given in writing.
10.23.5    Escrow Agent’s sole duties and responsibilities shall be to hold and disburse the Deposit in accordance with this Agreement; provided, however, that Escrow Agent shall have no responsibility for the clearing or collection of the check representing the Deposit.
10.23.6    Upon the disbursement of the Deposit in accordance with this Agreement, Escrow Agent shall be relieved and released from any liability under this Agreement.
10.23.7    Escrow Agent may resign at any time upon at least ten (10) Business Days prior written notice to the Seller and Purchaser hereto. If, prior to the effective date of such resignation, the Seller and Purchaser hereto shall have approved, in writing, a successor escrow agent, then upon the resignation of Escrow Agent, Escrow Agent shall deliver the Deposit to such successor escrow agent. From and after such resignation and the delivery of the Deposit to such successor escrow agent, Escrow Agent shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement, all of which duties, responsibilities and obligations shall be performed by the appointed successor escrow agent. If for any reason Seller and Purchaser shall not approve a successor escrow agent within such period, Escrow Agent may bring any appropriate action or proceeding for leave to deposit the Deposit with a court of competent jurisdiction, pending the approval of a successor escrow agent, and upon such deposit Escrow Agent shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement.
10.23.8    Seller and Purchaser hereby agree to, severally on a 50/50 basis, indemnify, defend and hold harmless Escrow Agent from and against any liabilities, damages, losses, costs or expenses incurred by, or claims or charges made against, Escrow Agent (including reasonable attorneys’ fees and disbursements) by reason of Escrow Agent performing its obligations pursuant to, and in accordance with, the terms of this Agreement, but in no event shall Escrow Agent be indemnified for its negligence, willful misconduct or breach of the terms of this Agreement.
10.23.9    In the event that a dispute shall arise in connection with this Agreement or the Contract, or as to the rights of Seller and Purchaser in and to, or the disposition of, the Deposit, Escrow Agent shall have the right to (w) hold and retain all or any part of the Deposit until such dispute is settled or finally determined by litigation, arbitration or otherwise, or (x) deposit the Deposit in an appropriate court of law, following which Escrow Agent shall thereby and thereafter be relieved and released from any liability or obligation under this Agreement, or (y) institute an action in interpleader or other similar action permitted by stakeholders in the State of California, or (z) interplead Seller or Purchaser in any action or proceeding which may be brought to determine the rights of Seller and Purchaser to all or any part of the Deposit.
10.23.10    Escrow Agent shall not have any liability or obligation for loss of all or any portion of the Deposit by reason of the insolvency or failure of the institution of depository with whom the escrow account is maintained.
10.23.11    Escrow Agent’s duties under this Section shall automatically terminate upon the delivery or disbursement by Escrow Agent of the Deposit in accordance with the terms of this Agreement.
10.24    Survival. The provisions of this Section 10 shall survive the Closing or the termination of this Agreement.
10.25    Joint and Several Liability. All obligations and liabilities of Seller under this Agreement shall be joint and several as to each Seller Party
10.26    1031 Exchange. Purchaser may elect to consummate the purchase of the Property, and/or Seller (or one or more of its direct or indirect members) may elect to consummate the sale of the Property, as part of a so-called like kind exchange (the "Exchange") pursuant to § 1031 of the Internal Revenue Code of 1986, as amended (the "Code") (in such event, with respect to such Exchange, the party electing to consummate its transaction as part of such Exchange shall hereinafter be referred to as the "Exchange Party"; and the other party shall hereinafter be referred to as the "Nonexchange Party"), provided that: (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to the Exchange Party's obligations under this Contract; (ii) the Exchange Party shall effect the Exchange through an assignment of this Contract, or its rights under this Contract, to a qualified intermediary; (iii) the Nonexchange Party shall not be required to take an assignment of the purchase agreement for the relinquished property or be required to acquire or hold title to any real property for purposes of consummating the Exchange (other than the Property or tenancy in common interests therein); and (iv) the Exchange Party shall pay any additional costs that would not otherwise have been incurred by the Exchange Party or Nonexchange Party had the Exchange Party not consummated its purchase through the Exchange. The Nonexchange Party shall not, by this agreement or acquiescence to the Exchange, (1) have its rights under this Contract affected or diminished in any manner (including its right to rely on the representations, warranties and covenants for the benefit of such Nonexchange Party), or (2) be responsible for compliance with or be deemed to have warranted to the Exchange Party that the Exchange in fact complies with § 1031 of the Code. The Nonexchange Party shall reasonably cooperate in connection with such Exchange, including execution of the assignment of this Agreement or interest therein to a qualified intermediary (but such assignment shall not relieve the Exchange Party from its obligations and liability hereunder), and an amendment to this Agreement acknowledging the Exchange each in a form reasonably approved by the parties.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
SELLER:
CITY CENTER 505, LLC, a Delaware limited liability company

By: /s/ Ani Vartanian
Name: Ani Vartanian
Title: Authorized Signatory

CITY CENTER 1300, LLC, a Delaware limited liability company

By: /s/ Ani Vartanian
Name: Ani Vartanian
Title: Authorized Signatory
PURCHASER:
KBS CAPITAL ADVISORS LLC, a Delaware limited liability company
By: /s/ Jeffrey K. Waldvogel
    Jeffrey K. Waldvogel,
Chief Financial Officer

JOINDER

The undersigned hereby joins in the execution and delivery of this Contract of Sale to which this Joinder is attached for the sole purpose of agreeing to perform the duties of Escrow Agent hereunder, including those listed in Section 5 and 10.23, and if Purchaser so elects, to enter into the facultative reinsurance agreements with First American Title Company as contemplated in Section 4.1.1(a).

OLD REPUBLIC TITLE INSURANCE COMPANY

By: /s/ Martha Nakagawa
Name: Martha Nakagawa
Title: Escrow Officer

EXHIBIT A
LEGAL DESCRIPTION
505 14TH STREET LEGAL DESCRIPTION
The land referred to is situated in the County of Alameda, City of Oakland, State of California, and is described as follows:
PARCEL EE:
Parcel EE, Parcel Map 4976, filed February 27, 1987, Map Book 168, Page 8, Alameda County Records.
PARCEL E-1:
A non-exclusive easement appurtenant to Parcel EE above, for vehicular and pedestrian traffic, as granted in Section 3.1 of that certain instrument entitled “First Amended Grant of Easement Re: 14th Street Garage Driveway” recorded November 10, 1983, Series No. 83-213149, Official Records, over the following described land:
All that real property lying in that portion of Block 189 and Washington Street, as said block and street are shown on Boardman’s Map of Oakland and vicinity, filed April 23, 1883, Book 17 of Maps, Page 14, Alameda County Records, said Washington Street being subsequently vacated by City of Oakland Ordinance No. 8415 C.M.S. passed August 12, 1971 and recorded January 21, 1972, Reel 3045, Image 122, Official Records, and being more particularly described as follows:
Commencing at the point of intersection of the Southern line of 14th Street with the Western line of Broadway as said streets are shown on the hereinabove mentioned map; thence along said Southern line of 14th Street, North 62° 35’ 26” West, 252.00 feet; the bearing of said line of 14th Street being taken as North 62° 35’ 26” West for the purpose of making this description; thence South commencing at the point of intersection of the Southern line of 14th Street with the Western line 27° 24’ 34” West, 143.00 feet; thence North 62° 35’ 26” West, 97.00 feet the actual point of beginning; thence South 27° 24’ 34” West, 12.00 feet; thence North 62° 35’ 26” West, 242.00 feet; thence North 27° 24’ 34” East, 155.00 feet to a point on said Southern line of 14th Street; thence along last said line South 62° 35’ 26” East, 40.00 feet; thence South 27° 24’ 34” West, 42.00 feet to a point on a tangent curve, concave Northeasterly, with a radius of 73.00 feet; thence Southerly and Easterly, through a central angle of 90°, along the arc of said curve a distance of 114.67 feet; thence along the line tangent to last said curve, South 62° 35’ 26” East, 129.00 feet; thence South 27° 24’ 34” West, 28.00 feet to the actual point of beginning.
EXCEPTING FROM PARCEL E-1:
Those portions of the following described parcels lying above elevation 34.20 feet based on City of Oakland Vertical Datum:

1.    (Parcel A) Being a portion of Parcels 10 and 11 of the Deed to the City of Oakland, recorded March 30, 1976, Reel 4309, Image 462, Official Records, and being more particularly described as follows:
Commencing at the Northwesterly terminus of that certain course described in the aforementioned Parcel 11, Reel 4309, Image 462, as South 62° 35’ 26” 129.00 feet (the bearing of said course being taken as South 62° 35’ 05” East for the purpose of this description); thence South 62° 35’ 05” East, 29.00 feet from said Northwesterly terminus to the actual point of beginning; thence South 62° 35’ 05” East, 18.40 feet; thence South 27° 24’ 55” West, 40.01 feet; thence North 62° 35” 05” West, 18.40 feet; thence North 27° 24’ 55” East, 40.01 feet to the actual point of beginning.
2.    (Parcel B-2) Being portions of Block 189 and Washington Street, as said block and street are shown on Boardman’s Map of Oakland and vicinity, filed April 23, 1883, Book 17 of Maps, Page 14, Alameda County Records, said Washington Street being subsequently vacated by City of Oakland Ordinance No. 8415 C.M.S. passed August 12, 1971 and recorded January 21, 1972, Reel 3045, Image 122, Official Records, and being more particularly described as follows:
Beginning at the Southerly terminus of that certain course described as “South 27° 24’ 34” West 28.00” in Parcel 1 of the Deed to the Redevelopment Agency of the City of Oakland, recorded March 30, 1976, Reel 4309, Image 438, Official Records; thence along the general Northeasterly line of said Redevelopment Agency Parcel, North 27° 24’ 55” East (the bearing of said course being taken as North 27° 24’ 55” East for the purpose of this description) 28.01 feet to an angle point therein; thence North 62° 35’ 05” West, 81.60 feet to a Westerly line of said parcel; thence along said Westerly line South 27° 24’ 55” West, 40.01 feet; thence leaving said Westerly line South 62° 35’ 05” East, 98.91 feet; thence North 27° 24’ 55” East, 12.00 feet to the general Northerly line of the aforementioned Redevelopment Agency Parcel (Reel 4309, Image 438); thence along said general Northerly line North 62° 35’ 05” West, 17.31 feet to the point of beginning.
PARCEL E-2:
An exclusive easement, appurtenant to Parcel EE above, to construct, use, maintain, repair, alter, inspect, test, reconstruct and replace columns, bracings, reinforcements, footings and foundations, as granted in Section 3 of that certain instrument entitled “Easement Agreement (OB IV Supports)” recorded February 27, 1987, Series No. 87-059030, Official Records in certain volumetric spaces lying between the elevations of 9.50 feet and 34.20 feet (City of Oakland Vertical Datum) within the following described land:
1.    Being a portion of Block 189 as said block is shown on “Boardman’s Map of Oakland and Vicinity”, filed in Book 17 of Maps at Page 14, Alameda County Records, described as follows:
Commencing at a point on the Southwesterly line of that certain parcel of land described as Parcel 11 (Ramp to 14th Street) in the Deed to the City of Oakland recorded March 30, 1976, on Reel 4309, Image 462, Alameda County Records, distant thereon North 62° 35’ 05” West, 94.45 feet from the Southerly most corner thereof; thence leaving said Southwesterly line. North 27° 24’ 55” East 6.00 feet to the point of beginning of this description; thence North 27° 24’ 55” East 4.00 feet;

thence North 62° 35’ 05” West, 6.50 feet; thence South 27° 24’ 55” West, 4.00 feet; thence South 62° 35’ 05” East, 6.50 feet to the point of beginning.
Commencing at a point on the Southwesterly line of that certain parcel of land described as Parcel 11 (Ramp to 14th Street) in the Deed to the City of Oakland, recorded March 30, 1976, on Reel 4309, Image 462, Alameda County Records, distant thereon North 62° 35’ 05” West, 65.45 feet from the Southerly most corner thereof; thence leaving said Southwesterly line. North 27° 24’ 55” East, 6.00 feet to the point of beginning of this description; thence North 27° 24’ 55” East, 4.00 feet; thence North 62° 35’ 05” West, 10.50 feet; thence South 27° 24’ 55” West, 4.00 feet; thence South 62° 35’ 05” East, 10.50 feet to the point of beginning.
3.    Being a portion of Washington Street (vacated January 21, 1972) as said street is shown on “Boardman’s Map of Oakland and Vicinity” filed in Book 17 of Maps at Page 14, Alameda County Records, described as follows:
Commencing at a point on the Southwesterly line of that certain parcel of land described as Parcel 11 (Ramp to 14th Street) in the Deed to the City of Oakland, recorded March 30, 1976 on Reel 4309, Image 462, Alameda County Records, distant thereon North 62° 35’ 05” West, 19.37 feet from the Southerly most corner thereof; thence leaving said Southwesterly line North 27° 24’ 55” East, 5.00 feet to the point of beginning of this description; thence North 27° 24’ 55” East, 6.00 feet; thence North 62° 35’ 05” West, 6.00 feet; thence South 27° 24’ 55” West, 6.00 feet; thence South 62° 35’ 05” East, 6.00 feet to the point of beginning.
PARCEL E-3:
An exclusive easement, appurtenant to Parcel EE above, for the construction and encroachment of certain improvements to be used as a pedestrian canopy, as granted in Section 3.7 of that certain instrument entitled “Reciprocal Easement Agreement between the OB III co-tenancy and the OB IV co-tenancy”, recorded November 10, 1983, Series No. 83-213150, Official Records.
Being a portion of 14th Street and Washington Street (vacated January 21, 1972) as said streets are shown on “Boardman’s Map of Oakland and Vicinity” filed in Book 17 of Maps at Page 14, Alameda County Records and further described as follows:
That portion of the following described parcel of land lying between the elevation of 37.9 feet and the elevation 68.5 feet based on the City of Oakland datum:
Beginning at the Northwest comer of the parcel of land described in the Deed to Bramalea Limited, recorded August 14, 1981, Series No. 81-138010, Official Records of Alameda County, said point of beginning being located on the Southern line of 14th Street; thence from said point of beginning along said Southern line of 14th Street South 62° 35’ 05” East, 20.00 feet; thence South 27° 24” 55” West, 111.45 feet; thence North 62° 35’ 05” West, 20.00 feet; thence North 27° 24’ 55” East, 111.45 feet to the point of beginning.

PARCEL E-5:
An exclusive easement, appurtenant to Parcel EE above, for the construction and maintenance of foundation footings, as granted in Section 3.2 of the Easement Agreement referred to in Parcel E-3 above, and as amended by that certain Instrument entitled “First Amendment to Reciprocal Easement Agreement” between the OB III co-tenancy and the OB IV co-tenancy, recorded April 2, 1987, Series No. 87-091209, Official Records, over the following described land:
That portion of the following described parcel of land lying below the elevation of 37.5 feet based on City of Oakland Datum:
Being a portion of Washington Street (vacated January 21, 1972) as said street is shown on “Boardman’s Map of Oakland and Vicinity” filed in Book 17 of Maps at Page 14, Alameda County Records, and further described as follows:
Beginning at the Northwesterly corner of that certain parcel of land described in the Deed to Bramalea Limited, recorded August 14, 1981, Recorder’s Series No. 81-138010, Alameda County Records, said point of beginning being on the Southwesterly line of 14th Street as said street now exists (September 1983); thence along said Southwesterly line. South 62° 35’ 05” East, 8.10 feet to the outside face of the Westerly wall at the basement level of the existing Office Building III; thence leaving said Southwesterly line, along said face of wall South 27° 27’ 23” West, 29.42 feet; thence leaving said outside face of wall South 62° 32’ 37” East, 4.33 feet; thence South 27° 27’ 23” West, 14.00 feet; thence North 62° 32’ 37” West, 4.33 feet to said outside face of wall, thence along said face of wall South 27° 27’ 23” West, 51.02 feet; thence continuing along said face of wall, Southerly along the arc of a 13.00 foot radius tangent curve to the left, through a central angle of 90° 02’ 28”, a distance of 20.43 feet; thence leaving said face of wall North 62° 35’ 05” West, 21.03 feet to the Northwesterly line of said Bramalea Limited Parcel (81-138010); thence along said Northwesterly line, North 27° 24’ 55” East, 107.45 feet to the point of beginning.
PARCEL E-6:
An exclusive easement, appurtenant to Parcel EE above, for the construction, maintenance and use of a truck dock, as granted In Section 3.3 of that certain Easement Agreement referred to in Parcel E-3 above, over the following described land:
Portions of Washington Street (vacated January 21, 1972) and Block 189 as said street and block are shown on Boardman’s “Map of Oakland and Vicinity”, filed April 23, 1883, in Book 17 of Maps at Page 14, Alameda County Records, and being more particularly described as follows:
That portion of the following described parcel of land lying below elevation 32.00 feet based on City of Oakland vertical datum:
Beginning at the Northwest corner of the parcel of land described in the Deed to Bramalea Limited, recorded August 14, 1981, Series No. 81-138010, Official Records of Alameda County, said point of beginning being located on the Southern line of 14th Street; thence from said point of beginning along said Southern line of 14th Street South 62° 35’ 05” East, 8.10 feet; thence South 27° 24’ 55”

West, 34.50 feet; thence North 62° 35” 05” West, 8.07 feet; thence North 27° 24’ 55” East, 34.50 feet to the point of beginning.
PARCEL E-7:
A nonexclusive easement, appurtenant to Parcel EE above, for vehicular access and for parking incidental to the loading and unloading of vehicles and equipment, as granted in Section 3.4 of that certain Easement Agreement referred to in Parcel E-3 above, over the following described land:
Being a portion of Washington Street (vacated January 21, 1972) as said street is shown on “Boardman’s Map of Oakland and Vicinity”, filed April 23, 1883, in Book 17 of Maps at Page 14, Alameda County Records, and further described as follows:
The portion of the following described parcel of land below elevation 32.00 feet based on City of Oakland vertical datum:
Commencing at the Northwest corner of that certain parcel of land described in the Deed to Bramalea Limited, recorded August 14, 1981, Series No. 81-138010, Official Records of Alameda County, said point of beginning being a point on the Southern line of 14th Street as said street is shown on said map; thence along the Westerly line of said parcel (81-138010) South 27° 24’ 55” West, 34.50 feet to the actual point of beginning of this description; thence continuing along said Westerly line, South 27° 24’ 55” West 45.00 feet; thence leaving said Westerly line. South 62° 35’ 05” East, 8.04 feet to the outside face of the Westerly wall at the basement level of the existing Office Building III; thence along said face of wall North 27° 27’ 23” East, 45.00 feet to a line which bears South 62° 35’ 05” East from the actual point of beginning; thence leaving said outside face of wall, North 62° 35’ 05” West, 8.07 feet to the actual point of beginning.
PARCEL E-8:
A nonexclusive easement, appurtenant to Parcel EE above, for the maneuvering of vehicles and equipment incidental to the loading and unloading of said vehicles, as granted in Section 3.5 of that certain Easement Agreement referred to in Parcel E-3 above, over the following described land:
Being portions of Block 190 and Washington Street (vacated January 21, 1972) as said block and street are shown on “Boardman’s Map of Oakland and Vicinity”, filed April 23, 1883, in Book 17 of Maps at Page 14, Alameda County Records and further described as follows:
That portion of the following described parcel of land lying below elevation 32.00 feet based on City of Oakland vertical datum:
Commencing at the Northwest corner of that certain parcel of land described in the Deed to Bramalea Limited, recorded August 14, 1981, Series No. 81-138010, Official Records of Alameda County, said point of beginning being a point on the Southern line of 14th Street as said street is shown on said map; thence along the Westerly line of said parcel (81-138010) South 27° 24’ 55” West, 79.50 feet to the actual point of beginning of this description; thence leaving said Westerly line, South 62° 35’ 05” East, 8.04 feet to the outside face of the Westerly wall at the basement level of the existing Office Building III; thence along said outside face of wall the following two courses: South 27° 27’ 23” West, 14.94 feet, and Southerly and Easterly along the arc of a 13.00 foot radius tangent curve to the left, through a central angle of 90° 02’ 28” a length of 20.43 feet to a point on the inside face of the Northerly wall of the basement level of the truck loading area of the existing Office Building III; thence along said face of wall. South 62° 35’ 05” East, 78.49 feet to the face of the existing loading dock of said truck loading area; thence along said face of loading dock, South 27° 24’ 55” West, 35.55 feet to the general Northerly line of that certain parcel of land described as Parcel 1 in the Deed to the Redevelopment Agency of the City of Oakland; recorded March 30, 1976, on Reel 4309 at Image 438 Alameda County Records; thence along said general Northerly line, North 62° 35’ 05” West, 62.22 feet; thence leaving said Northerly line, North 27° 24’ 55” East, 3.55 feet; thence North 62° 35’ 05” West, 18.10 feet to said general Northerly line; thence along said general Northerly line, the following two courses: North 27° 24” 55” East, 24.46 feet, and North 62° 35’ 05” West, 19.20 feet to the aforementioned Westerly line of Bramalea Parcel; thence along said Westerly line, North 27° 24’ 55” East, 35.49 feet to the point of beginning.
PARCEL E-9:
A non-exclusive easement appurtenant to Parcel EE for the construction, replacement, repair and maintenance of a loading dock and related facilities, including access ways for pedestrian and vehicles to said loading dock, vehicular and pedestrian access for said Parcel EE and for the construction, replacement, repair lateral support facilities and other improvement necessary or convenient in connection with the foregoing over and across the following described lands as created in by instruments recorded June 27, 1983, Series No. 83-111310, Alameda County Records and rerecorded July 3, 1985, Series No. 85-132064, Alameda County Records.
All that certain parcel of land lying beneath the elevation of 32.00 feet (based on the City of Oakland Vertical Datum) situated in the City of Oakland, County of Alameda, State of California, described as follows:
Portion of Washington Street (vacated, January 21, 1972) as said street is shown on Boardman’s “Map of Oakland and Vicinity”, filed April 23, 1883 in Book 17 of Maps at Page 14, Alameda County Records, and being more particularly described as follows:
Beginning at the Northwest corner of the parcel of land described in the Deed to Bramalea Limited, recorded August 14, 1981, Series No. 81-138010, Official Records of Alameda County, said point of beginning being located on the Southerly line of 14th Street; thence from said point of beginning along said Southerly line of 14th Street South 62° 35’ 05” East, 8.10 feet to the outside face of the Westerly wall of the basement level of Office Building III, Oakland City Center, (as said face existed on April 29, 1983); thence Southerly and Southeasterly along the face of said Westerly wall South 27° 27’ 23” West, 94.44 feet and along a tangent curve to the left having a radius of 13.00 feet, through a central angle of 90° 02’ 28”, a length of 20.43 feet; thence leaving the face of said wall South 27° 24” 55” West, 7.54 to the Easterly extension of the general Southerly line of the aforementioned Bramalea Limited Parcel (81-138010); thence Westerly along said Easterly extension and general Southerly line North 62° 35’ 05” West, 21.03 feet to the Southwest corner of said Bramalea Limited Parcel (81-138010); thence along he Westerly line of said Parcel (81-138010) North 27° 24’ 55” East, 114.99 feet to the point of beginning.

Being a portion of Parcel DD, Parcel Map 4976, filed February 27, 1987, Map Book 168, Page 8, Alameda County Records.
PARCEL E-9A:
All easements and rights appurtenant to Parcel EE above, contained in the Instrument entitled “Declaration of Easements, Protective Covenants, Condition & Restrictions”, recorded August 27, 2013, Instrument No. 2013289944, Official Records.
APN: 002-0097-023

1300 CLAY STREET LEGAL DESCRIPTION
The land referred to is situated in the County of Alameda, City of Oakland, State of California, and is described as follows:
PARCEL MM:
Parcel MM, Parcel Map 5410, filed August 25, 1988, Map Book 178, Page 62, Alameda County Records.
PARCEL 182:
An exclusive easement, appurtenant to Parcel MM above, to construct, affix, install, use, maintain, repair, inspect, test, alter, reconstruct and replace the “Walkway Improvements” within the “Walkway Easement Area” (as said “Walkway Improvements” and “Walkway Easement Area” are defined in that certain instrument entitled “14th Street Driveway Easement Agreement, Agency - 1300 Clay Street” executed by and between The Redevelopment Agency of the City of Oakland and 1300 Clay Street Associates, recorded August 26, 1988, Series No. 88-217864, Official Records) as granted in Section 3.1 of said Easement Agreement.
PARCEL 183:
A nonexclusive easement, appurtenant to Parcel MM above, for reasonable access to the “Walkway Improvements” referred to in Parcel 182 above, as granted in Section 3.1 of that certain Easement Agreement referred to in Parcel 182 above.
PARCEL 184:
An exclusive easement, appurtenant to Parcel MM above, to construct, affix, use, maintain, repair, inspect, test, alter, reconstruct and replace such building materials as may be required to construct and install the “Structural Encroachment Improvements” (as said “Structural Encroachment Improvements” are defined in that certain Easement Agreement referred to in Parcel 182 above), within the area graphically depicted on Exhibit F attached to said Easement Agreement, as granted in Section 3.2 of said Easement Agreement.
PARCEL 185:
A nonexclusive easement appurtenant to Parcel MM above, for reasonable access to the “Garage Improvements” referred to in Parcel 184 above, as granted in Section 3.2 of that certain Easement Agreement referred to in Parcel 182 above.
PARCEL 186:
A nonexclusive easement, appurtenant to Parcel MM above, to construct, use, maintain, repair, alter, inspect, test, reconstruct and replace the columns, bracings, reinforcements, beams, supports, footings and foundations within the area illustrated on Exhibit E attached to that certain instrument entitled “Easement Agreement (Agency - 1300 Clay Street),” executed by and between The Redevelopment Agency of the City of Oakland and 1300 Clay Street Associates, recorded August 26, 1988, Series No. 88-217863, Official Records, as granted in Section 3.1 of said Easement Agreement.
PARCEL 187:
A nonexclusive easement, appurtenant to Parcel MM above, for reasonable access to the columns, bracings, reinforcements, beams, supports, footings and foundations referred to in Parcel 186 above, as granted in Section 3.1 of that certain Easement Agreement referred to in Parcel 186 above.
PARCEL 188:
A nonexclusive easement, appurtenant to Parcel MM above, for vehicular ingress and egress, as granted in Section 3.2 of that certain Easement Agreement referred to in Parcel 186 above.
PARCEL 189:
An exclusive easement, appurtenant to Parcel MM above, to construct, install, use, operate, maintain, repair, alter, inspect, test, reconstruct and replace vehicular entries and fire doors, as granted in Section 3.3 of that certain Easement Agreement referred to in Parcel 186 above.
PARCEL 190:
A nonexclusive easement, appurtenant to Parcel MM above, for reasonable access to the vehicular entries and fire doors referred to in Parcel 189 above, as granted in Section 3.3 of that certain Easement Agreement referred to in Parcel 186 above.
PARCEL 191:
A nonexclusive easement, appurtenant to Parcel MM above, for pedestrian ingress and egress, as granted in Section 3.4 of that certain Easement Agreement referred to in Parcel 186 above.
PARCEL 192:
A non-exclusive easement, appurtenant to Parcel MM above, to construct, install, use, maintain, repair, alter, inspect, test, reconstruct and replace a doorway, as granted in Section 3.4 of that certain Easement Agreement referred to in Parcel 186 above.
PARCEL 193:
A nonexclusive easement, appurtenant to Parcel MM, above, to construct, install, make connection to, use maintain, repair, alter, operate, inspect, test, reconstruct, replace and relocate water, irrigation, gas, electrical, telephone, security, fire alarm, storm sewer, sanitary sewer lines and other utility lines, services and conduits within the area shown on Exhibit D attached to that certain Easement Agreement referred to in Parcel 186 above, as granted in Section 3.5 of said Easement Agreement.

PARCEL 194:
A nonexclusive easement, appurtenant to Parcel MM above, for reasonable access to the utility lines, services and conduits referred to in Parcel 193 above, as granted in Section 3.5 of that certain Easement Agreement referred to in referred to in Parcel 186 above.
PARCEL 195:
An exclusive easement appurtenant to Parcel MM above, to construct, use, maintain, repair, inspect, test, alter, reconstruct, replace and have reasonable access to certain “encroachments” caused by irregularities in the surface of the “Garage Roof’ (as said “encroachments” and “Garage Roof” are defined in Section 4 of that certain Easement Agreement referred to in Parcel 186 above) as granted in Section 4(b) of said Easement Agreement.
PARCEL 196:
A nonexclusive easement appurtenant to Parcel MM above to construct, use, maintain, repair, inspect, test, reconstruct and replace, columns, bracings, reinforcements, beams, supports, footings, foundations and other building materials within the “Easement Area” (as said “Easement Area” is defined in that certain instrument entitled “Structural Support Easement Agreement City Square - 1300 Clay Street”, executed by and between Bramalea Limited and City Square One and 1300 Clay Street Associates, recorded August 26, 1988, Series No. 88-217866, Official Records), as granted in Section 3 of said Agreement.
PARCEL 197:
A nonexclusive easement appurtenant to Parcel MM above, for reasonable access to the columns, bracings, reinforcements, beams, supports, footings, foundations and other building materials referred to in Parcel 196 above, within the area shown on Exhibit “B” attached to that certain Easement Agreement referred to in Parcel 196 above, as granted in Section 3 of said Easement Agreement.
PARCEL 197-A
All easements and rights appurtenant to Parcel MM above contained in the instrument entitled, “Declaration of Easements, Protective Covenants, Conditions & Restrictions” recorded August 27, 2013, Instrument No. 2013289944, Official Records.
APN: 002-0097-033

EXHIBIT B

FORM OF TENANT ESTOPPEL CERTIFICATE
The undersigned, ______________________________________, a ______________________ (“Tenant”), hereby certifies to ___________________________, a ___________________ (“Landlord”), and ________________________ (“Purchaser”) that the following is true and correct:
1.Attached hereto is a true, correct and complete copy of that certain lease dated ___________, ____ between Landlord and Tenant (the “Lease”), regarding the premises located at _____________________ (the “Premises”). The Lease has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.
2.The term of the Lease commenced on ___________, ____.
3.The current term of the Lease shall expire on ___________, ____. Tenant has no unexercised renewal or extension options remaining under the Lease except for _____________.
4.The Lease is in full force and effect and has: (Initial one)

( )	not been amended, modified, supplemented, extended, renewed, subleased or assigned (whether orally or in writing).

( )	been amended, modified, supplemented, extended, renewed, subleased or assigned by the following described agreements, copies of which are attached hereto:
_____________________________________________
_____________________________________________
_____________________________________________
5.The amount of base monthly rent is $__________. All rent has been paid through _____________, 20___. Percentage rent, if applicable, is calculated as follows: ____________________________. $_______ of percentage rent has already been paid to Landlord for the current Lease year. Tenant has not paid any rent more than one (1) month in advance.
6.The amount of security deposits (if any) is $___________, which is held by Landlord in the form of (circle one) Cash/Letter of Credit.
7.Tenant’s pro rata share of the entire property in which the Premises are located, for purposes of allocating operating expenses and real estate tax is ____%. Tenant is obligated to pay its pro rata share of (Choose One/Strike Others):
Increases over base year 20___.
Increases over a stipulated amount per square foot ___/sf.
All operating expenses and real estate taxes (net lease).

8.Tenant has accepted and is now in possession of the Premises. Tenant is paying the full Lease rental which has been paid in full as of the date hereof. Tenant is open for business and in operation at the Premises.
9.There are no defaults (or events which with the passage of time or giving of notice or both would become defaults) on the part of Tenant or, to Tenant’s actual knowledge, Landlord under the Lease.
10.All work required to be performed by Landlord under the Lease has been completed except as follows: ________________________________.
11.Tenant has no right to any free rent, concession (rental or otherwise) or similar compensation in connection with renting the space it occupies or any other amounts due from Landlord other than as provided in the Lease except as follows: ______________________________. Tenant has no charge, lien or claim of setoff under the Lease or otherwise against rents or other charges due or to become due under the Lease.
12.Tenant has no right or option whatsoever under the Lease to purchase or otherwise acquire the Premises or any portion thereof.
13.Tenant has no termination rights under the Lease.
14.Tenant has no rights or options to (i) lease additional space under the Lease, or to (ii) extend the term of the Lease, except as follows: _________________________________.
15.The undersigned is duly authorized to execute and deliver this certificate for and on behalf of Tenant.

The foregoing certification is made with the knowledge that Landlord is about to sell the premises to Purchaser and with Tenant’s express agreement that Purchaser and its successors and assigns (including its affiliates) and Purchaser’s investors and lenders may rely on such certification.

DATED: ___________, 20__.
TENANT:
,
a

By:
__________________________
Printed Name and Title

EXHIBIT B-1

OAKLAND CITY CENTER ASSOCIATION ESTOPPEL

Re:
Declaration of Easement, Protective Covenants, Conditions & Restrictions for Oakland City Center recorded August 27, 2013 as Document No. 2013289944, as amended (the “Declaration”), with respect to the property located at 1300 Clay Street and 505 14th Street, Oakland, California, as more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”)

Ladies and Gentlemen:
This Estoppel Certificate is made this ____ day of ______________, 20__ (the “Effective Date”) by OAKLAND CITY CENTER OWNERS ASSOCIATION, a California nonprofit mutual benefit corporation (hereinafter the “Association”) in favor of _____________ (together with its successors and assigns, “Purchaser”).
The Association understands that Purchaser and/or Purchaser’s assigns intend to acquire the Property from ____________________ (collectively, the “Seller”). In connection therewith, the Association does hereby warrant, represent, and certify to Purchaser, Purchaser’s assigns and/or Purchaser’s lender with respect to the Declaration as of the date hereof as follows:
11.    The Declaration is presently in full force and effect.
12.    A true, correct and complete copy of the Declaration is attached hereto as Exhibit B. Except as attached hereto as Exhibit B, there are no other amendments, modifications or supplements to the Declaration, whether oral or written.
13.    There are no outstanding and unpaid Annual Assessments, Special Assessments, CAM Charges, Specially Allocated CAM Costs or other similar assessments or reimbursements owing to the Association from Seller as of the date hereof. The current amount of Annual Assessments applicable to the Property are in an amount equal to ___________________. The current amount of Special Assessments applicable to the Property are in an amount equal to ________________. As a subset of the above referenced Annual Assessments, the current amount of CAM Charges applicable to the Property are in an amount equal to __________________. As a subset of the above referenced Annual Assessments , the current amount of Specially Allocated CAM Costs applicable to the Property are in an amount equal to _____________________________________.
14.    To the best of the Association’s knowledge, neither Seller, any other Owner nor the Association is in default under the Declaration.
15.    Each individual executing this Estoppel Certificate on behalf of the Association hereby represents and warrants that the Association is a duly formed and existing entity qualified to do business in California and that the Association has full right and authority to execute and

B-1-1

deliver this Estoppel Certificate and that each person signing on behalf of the Association is authorized to do so.

Dated: ______________________	OAKLAND CITY CENTER OWNERS ASSOCIATION, a California nonprofit mutual benefit corporation
By:_________________________________
Name:______________________________
Title: _______________________________

B-1-2

EXHIBIT C
FORM OF TITLE AFFIDAVIT
ALTA EXTENDED COVERAGE OWNER’S AFFIDAVIT AND MECHANIC’S LIEN AND GAP INDEMNITY
Escrow No.: ______________
A.    Affidavit. The undersigned (“Owner”) hereby certifies to Old Republic Title Insurance Company (“Title Company”) that, to Owner’s knowledge, the following statements are true with respect to the real property (the “Property”) described in the Preliminary Report (the “Preliminary Report”) issued by the Title Company under the Title Number set forth above.
1.Other than routine maintenance under service contracts that has been performed or is currently being performed or related supplies that have been furnished or are currently being furnished in connection therewith that will be paid by Owner in the ordinary course of business, and certain capital improvements currently being performed by Owner described on Exhibit “A” attached hereof (the “Capital Improvements”), no construction work has been performed at the Property within the ninety (90) day period prior to the date of the Preliminary Report.
2.There are no occupants or tenants of the Property as of the closing date, except those set forth on the rent roll attached as Exhibit “B” hereto, with rights of possession only.
3.The undersigned has not entered into any options to purchase the Property or rights of first refusal to purchase the Property, either pursuant to written leases or by separate agreements.
4.The undersigned has not entered into any unrecorded sale contracts, deeds, mortgages or purchase options affecting the Property or improvements thereon, which are presently in effect, except as set forth in the Preliminary Report.
The undersigned makes these statements for the purpose of inducing the Title Company to issue its owner’s and loan policies in connection with a transaction by Owner with respect to the Property and not in connection with the issuance of any subsequent policy, and this certificate shall not be disclosed, released or quoted to or relied upon by any other person.
Any statement “to the undersigned’s knowledge” (or similar phrase) shall mean that the undersigned has no knowledge that such statement is untrue (and, for this purpose, the undersigned’s knowledge shall mean the present actual knowledge of Ani V Ani Vartanian, with no duty of inquiry and excluding constructive or imputed knowledge of any person or entity other than such individual, but such individual shall not have any personal liability in connection herewith). Notwithstanding anything to the contrary herein, (1) the Title Company agrees that any cause of action for a breach of paragraphs 1 & 2 of this Section A shall terminate upon the later of (a) one year after the date hereof (the "Expiration Date"), (b) the resolution of any claims made in connection with paragraphs 1 & 2 of this Section A prior to the Expiration Date (with respect to any claims made prior to the Expiration Date only) or (c) the satisfaction of all Owner obligations under the Agreement with respect to the claims described in clause (b) above), including any payments required under the terms thereof, and (2) to the extent the Title Company shall have knowledge as of the date hereof that any of the statements contained herein is false or inaccurate, then the undersigned shall have no liability with respect to the same.
B.    Gap Indemnity. Owner agrees that it will not, for the period commencing on the date hereof through [Insert 5 days after the Closing Date] (such period is called the "Gap Period"), encumber, cause any defect to appear in the title to the Property or make any conveyance or mortgage of all or any part of the Property. Owner agrees to hold harmless and indemnify the Title Company against all reasonable costs, expenses and attorneys' fees suffered or incurred by the Title Company as a result of the failure of Owner, upon receipt of written notice from the Title Company, to promptly remove, bond or otherwise dispose of any such encumbrance, defect or conveyance that may arise or be filed against the Property as a result of any act or omission of the Owner during the Gap Period.
C.    Mechanic’s Lien Indemnity. Owner hereby indemnifies and agrees to hold Title Company harmless from all liability, loss or damages of any nature, including reasonable attorney's fees and expenses incurred in enforcing this Agreement, which Title Company may sustain resulting from the issuance of the Title Policy against loss that may result from any mechanic’s liens or claims arising from the Capital Improvements (the “Exceptions”); provided that, Owner’s obligations under this Agreement shall be subject to the following provisions:
1.    Title Company shall notify Owner in writing of any claim in connection with the Exceptions within fifteen (15) days after Title Company receives notice of such claim; provided, however, that failure to notify Owner shall in no case prejudice the rights of Title Company hereunder unless Owner shall be prejudiced by such failure and then only to the extent of such prejudice.
2.    Owner shall have the right, at their own cost, to institute and prosecute any action or proceeding or do any other act which in its opinion may be necessary or desirable to prevent or reduce loss or damage to Title Company in connection or arising out of the subject matter hereof. Without limitation on the foregoing, Owner, at its own cost and without unreasonable delay, shall provide for the defense of the insured under the Title Policy in any litigation in which any third party asserts a claim arising out of the Exceptions. Owner shall have the right to select counsel of its choice (subject to the right of Title Company to object for reasonable cause) to represent Title Company as to those stated causes of action in connection with the Exceptions and shall not be liable for and will not pay the fees of any other counsel. Title Company shall cooperate with Owner in any action or proceeding, securing evidence, obtaining witnesses, prosecuting or defending any action or proceeding arising out of the subject matter hereof, including, without limitation, effecting the settlement of any claims with respect thereto. If Owner is prejudiced by the failure of Title Company to furnish the required cooperation, Owner’s obligations with respect to the foregoing indemnity shall be excused to the extent Owner is prejudiced by such failure.
3.    Owner further agrees to do whatever is required by Title Company to remove said Exceptions upon reasonable demand at no cost to Title Company. Upon the receipt by Title Company of evidence reasonably satisfactory to Title Company of the following: (i) that no liens arising out of the work described in the Exceptions have been filed within the required statutory period; (ii) if any lien has been filed within the required statutory period, that such lien has either been released of record or the statutory time period for the filing of an action related to such lien has expired without the institution of such action related to such lien; or (iii) if any action has been instituted within the statutory time period, that such action has been resolved and Owner has paid all of the obligations to which have been determined that either Owner is responsible for or the Property is subject to in connection therewith; then this Agreement shall automatically terminate and shall cease to be of further force and effect, and upon the request of Owner, Title Company shall execute such instruments as may be reasonably requested by Owner in order to evidence such termination.
D.    General Provisions.
1.    Notwithstanding anything to the contrary contained in this Agreement, there shall be no personal liability of any direct or indirect constituent partner or member of or in any Owner, or any officer, director, shareholder, employee, agent, attorney, consultant, principal, trustee or advisor of any of the foregoing, under this Agreement, it being understood that all liability of any Owner under this Agreement shall be satisfied solely out of the assets of Owner. Without limitation on the foregoing, no negative capital account of any partner or member in Owner (or any obligation by such partner or member to restore any such negative capital account) shall constitute an asset of Owner for any purpose under or in connection with this Agreement (and neither Title Company nor any of its successors or assigns shall have any right to collect, enforce or proceed against any of the foregoing).
2.    Owner shall be liable and shall promptly pay to Title Company all costs, expenses and reasonable attorneys’ fees incurred by Title Company in connection with the enforcement by Title Company of any of its right under this Agreement against Owner.
3.    This Agreement shall be binding upon Owner and its heirs, assigns and legal successors and shall inure to the benefit of Title Company, its successors and assigns, including, without limitation, any other insurer involved in reinsuring in any manner any liabilities of Title Company under the Title Policy.
4.    Telecopied signatures may be used in place of original signatures on this Agreement or any document delivered pursuant hereto. The parties intend to be bound by the signatures on the telecopied document and are aware that the other parties will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on such telecopied signatures.
This ALTA EXTENDED COVERAGE OWNER’S AFFIDAVIT AND MECHANIC’S LIEN AND GAP INDEMNITY is executed as of the ____ day of, 2017.

OWNER:

CITY CENTER 505, LLC, a Delaware limited liability company

By:_________________________________
Name:______________________________
Title: Authorized Signatory

CITY CENTER 1300, LLC, a Delaware limited liability company

By:_________________________________
Name:______________________________
Title: Authorized Signatory

Exhibit “A”

Description of Capital Improvements

CURRENT CONSTRUCTION STATUS (AS OF ____________, 2017)

Tenant (Or Work To Be Done)	Space / Bldg # (or Mall Area)	Construction Commencement Date	Construction Completion Date	Cost	Incurred	Outstanding
Capital Projects

Total Capital Projects:

Tenant Work

Total Tenant Work:

Landlord Work

Total Landlord Work:

Development Work

Total Development Work:

Total Construction:				$ -	$ -	$ -

Exhibit “B”

Rent Roll

[Attached]

Page 1

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
505 14th Street (505-14th)	**0100, 0200**	**Devry, Inc. (t0000041)**	**Office Net**	**15,768.00**	**12/08/2010**	**02/28/2018**	**87**	**6.50**	**88,484.76**	**5.61**	**1,061,817.12**	**67.34**	**4.82**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0100	Gross Lease	6,399.00	03/01/2017	02/28/2018	17,954.53	2.80	215,454.36	33.67	0.00	215,454.36		
		BaseRent	Rent	0200	Gross Lease	9,369.00	03/01/2017	02/28/2018	26,287.85	2.80	315,454.20	33.67	0.00	315,454.20		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	0100	Gross Lease	6,399.00	01/01/2017	12/31/2017	1,277.96	0.20	15,335.52	2.39	0.00	15,335.52		
		RETax	CAM	0200	Gross Lease	9,369.00	01/01/2017	12/31/2017	1,885.62	0.20	22,627.44	2.41	0.00	22,627.44		
		BaseRent	Rent	0100	Gross Lease	6,399.00	03/01/2017	02/28/2018	17,954.53	2.80	215,454.36	33.67	0.00	215,454.36		
		BaseRent	Rent	0200	Gross Lease	9,369.00	03/01/2017	02/28/2018	26,287.85	2.80	315,454.20	33.67	0.00	315,454.20		
505 14th Street (505-14th)	**0105, P2-01**	**Team Commercial Construction, Inc. (t0000059)**	**Office Net**	**1,519.00**	**01/01/2017**	**12/31/2019**	**36**	**0.41**	**8,289.00**	**5.46**	**99,468.00**	**65.48**	**0.00**	**14.17**	**2,072.25**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0105	Gross Lease	921.00	01/01/2017	12/31/2017	4,144.50	4.50	49,734.00	54.00	0.00	49,734.00		
		BaseRent	Rent	0105	Gross Lease	921.00	01/01/2018	12/31/2018	4,268.84	4.63	51,226.08	55.62	0.00	51,226.08		
		BaseRent	Rent	0105	Gross Lease	921.00	01/01/2019	12/31/2019	4,396.90	4.77	52,762.80	57.28	0.00	52,762.80		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0105	Gross Lease	921.00	01/01/2017	12/31/2017	4,144.50	4.50	49,734.00	54.00	0.00	49,734.00		
		Storage	Misc	P2-01	Gross Lease	598.00	01/01/2017	12/31/2017	897.00	1.50	10,764.00	18.00	0.00	10,764.00		
505 14th Street (505-14th)	**0110**	**Oakland City Center Owners Association (t0000054)**	**Office Net**	**1,110.00**	**09/01/2013**	**08/21/2028**	**179**	**3.75**	**4,649.98**	**4.19**	**55,799.76**	**50.27**	**2.11**	**0.00**	**4,255.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2016	08/31/2017	4,649.98	4.18	55,799.76	50.27	0.00	55,799.76		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2017	08/31/2018	4,788.73	4.31	57,464.76	51.77	0.00	57,464.76		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2018	08/31/2019	4,932.10	4.44	59,185.20	53.32	0.00	59,185.20		

Monday, June 12, 2017
01:39 PM

Page 2

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2019	08/31/2020	5,080.10	4.57	60,961.20	54.92	0.00	60,961.20		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2020	08/31/2021	5,232.73	4.71	62,792.76	56.57	0.00	62,792.76		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2021	08/31/2022	5,389.98	4.85	64,679.76	58.27	0.00	64,679.76		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2022	08/31/2023	5,551.85	5.00	66,622.20	60.02	0.00	66,622.20		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2023	08/31/2024	5,718.35	5.15	68,620.20	61.82	0.00	68,620.20		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2024	08/31/2025	5,889.48	5.30	70,673.76	63.67	0.00	70,673.76		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2025	08/31/2026	6,066.15	5.46	72,793.80	65.58	0.00	72,793.80		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2026	08/31/2027	6,248.38	5.62	74,980.56	67.55	0.00	74,980.56		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2027	08/21/2028	6,436.15	5.79	77,233.80	69.58	0.00	77,233.80		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0110	Gross Lease	1,110.00	09/01/2016	08/31/2017	4,649.98	4.18	55,799.76	50.27	0.00	55,799.76		
		RETax	CAM	0110	Gross Lease	1,110.00	01/01/2017	12/31/2017	195.30	0.17	2,343.60	2.11	0.00	2,343.60		
505 14th Street (505-14th)	**0250**	**New Leaders, Inc. (t0000052)**	**Office Net**	**4,720.00**	**03/01/2014**	**07/31/2021**	**89**	**3.25**	**13,667.83**	**2.90**	**164,013.96**	**34.75**	**1.81**	**0.00**	**15,383.26**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0250	Gross Lease	4,720.00	03/01/2017	02/28/2018	13,667.83	2.89	164,013.96	34.74	0.00	164,013.96		
		BaseRent	Rent	0250	Gross Lease	4,720.00	03/01/2018	02/28/2019	14,077.86	2.98	168,934.32	35.79	0.00	168,934.32		
		BaseRent	Rent	0250	Gross Lease	4,720.00	03/01/2019	02/29/2020	14,500.20	3.07	174,002.40	36.86	0.00	174,002.40		
		BaseRent	Rent	0250	Gross Lease	4,720.00	03/01/2020	02/28/2021	14,935.21	3.16	179,222.52	37.97	0.00	179,222.52		
		BaseRent	Rent	0250	Gross Lease	4,720.00	03/01/2021	07/31/2021	15,383.26	3.25	184,599.12	39.11	0.00	184,599.12		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	0250	Gross Lease	4,720.00	01/01/2017	12/31/2017	711.80	0.15	8,541.60	1.81	0.00	8,541.60		
		BaseRent	Rent	0250	Gross Lease	4,720.00	03/01/2017	02/28/2018	13,667.83	2.89	164,013.96	34.74	0.00	164,013.96		
505 14th Street (505-14th)	**0300**	**Westcore Management, Inc. (t0000062)**	**Office Net**	**2,609.00**	**01/15/2016**	**03/31/2019**	**39**	**1.41**	**9,418.49**	**3.61**	**113,021.88**	**43.32**	**0.43**	**0.00**	**9,705.48**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0300	Gross Lease	2,609.00	02/01/2017	01/31/2018	9,418.49	3.61	113,021.88	43.32	0.00	113,021.88		
		BaseRent	Rent	0300	Gross Lease	2,609.00	02/01/2018	03/31/2019	9,705.48	3.72	116,465.76	44.64	0.00	116,465.76		

Monday, June 12, 2017
01:39 PM

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Page 3

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		OpxEsc	CAM	0300	Gross Lease	2,609.00	01/01/2017	12/31/2017	66.41	0.02	796.92	0.30	0.00	796.92		
		RETax	CAM	0300	Gross Lease	2,609.00	01/01/2017	12/31/2017	27.78	0.01	333.36	0.12	0.00	333.36		
		BaseRent	Rent	0300	Gross Lease	2,609.00	02/01/2017	01/31/2018	9,418.49	3.61	113,021.88	43.32	0.00	113,021.88		
505 14th Street (505-14th)	**0310**	**Financial Avengers, Inc. (t0000044)**	**Office Net**	**2,139.00**	**10/01/2016**	**12/31/2021**	**63**	**0.66**	**9,090.75**	**4.25**	**109,089.00**	**51.00**	**0.00**	**0.00**	**10,538.67**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0310	Gross Lease	2,139.00	10/01/2016	09/30/2017	9,090.75	4.25	109,089.00	51.00	0.00	109,089.00		
		BaseRent	Rent	0310	Gross Lease	2,139.00	10/01/2017	09/30/2018	9,363.47	4.37	112,361.64	52.53	0.00	112,361.64		
		BaseRent	Rent	0310	Gross Lease	2,139.00	10/01/2018	09/30/2019	9,644.38	4.50	115,732.56	54.10	0.00	115,732.56		
		BaseRent	Rent	0310	Gross Lease	2,139.00	10/01/2019	09/30/2020	9,933.71	4.64	119,204.52	55.72	0.00	119,204.52		
		BaseRent	Rent	0310	Gross Lease	2,139.00	10/01/2020	09/30/2021	10,231.72	4.78	122,780.64	57.40	0.00	122,780.64		
		BaseRent	Rent	0310	Gross Lease	2,139.00	10/01/2021	12/31/2021	10,538.67	4.92	126,464.04	59.12	0.00	126,464.04		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0310	Gross Lease	2,139.00	10/01/2016	09/30/2017	9,090.75	4.25	109,089.00	51.00	0.00	109,089.00		
505 14th Street (505-14th)	**0320**	**Hooshmand Law Group (t0000048)**	**Office Net**	**3,086.00**	**06/01/2015**	**08/31/2020**	**63**	**2.00**	**10,476.60**	**3.39**	**125,719.20**	**40.74**	**1.76**	**0.00**	**11,448.07**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0320	Gross Lease	3,086.00	06/01/2017	05/31/2018	10,476.60	3.39	125,719.20	40.73	0.00	125,719.20		
		BaseRent	Rent	0320	Gross Lease	3,086.00	06/01/2018	05/31/2019	10,790.90	3.49	129,490.80	41.96	0.00	129,490.80		
		BaseRent	Rent	0320	Gross Lease	3,086.00	06/01/2019	05/31/2020	11,114.63	3.60	133,375.56	43.22	0.00	133,375.56		
		BaseRent	Rent	0320	Gross Lease	3,086.00	06/01/2020	08/31/2020	11,448.07	3.71	137,376.84	44.51	0.00	137,376.84		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	0320	Gross Lease	3,086.00	01/01/2017	12/31/2017	452.06	0.14	5,424.72	1.75	0.00	5,424.72		
		BaseRent	Rent	0320	Gross Lease	3,086.00	06/01/2017	05/31/2018	10,476.60	3.39	125,719.20	40.73	0.00	125,719.20		
505 14th Street (505-14th)	**0330**	**18Birdies, LLC (t0000037)**	**Office Net**	**3,454.00**	**05/01/2016**	**04/30/2019**	**36**	**1.08**	**14,230.48**	**4.12**	**170,765.76**	**49.44**	**0.43**	**0.00**	**0.00**	**0.00**

Monday, June 12, 2017
01:39 PM

Page 4

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0330	Gross Lease	3,454.00	05/01/2017	04/30/2018	14,230.48	4.12	170,765.76	49.44	0.00	170,765.76		
		BaseRent	Rent	0330	Gross Lease	3,454.00	05/01/2018	04/30/2019	14,657.39	4.24	175,888.68	50.92	0.00	175,888.68		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		OpxEsc	CAM	0330	Gross Lease	3,454.00	01/01/2017	12/31/2017	87.91	0.02	1,054.92	0.30	0.00	1,054.92		
		RETax	CAM	0330	Gross Lease	3,454.00	01/01/2017	12/31/2017	36.78	0.01	441.36	0.12	0.00	441.36		
		BaseRent	Rent	0330	Gross Lease	3,454.00	05/01/2017	04/30/2018	14,230.48	4.12	170,765.76	49.44	0.00	170,765.76		
505 14th Street (505-14th)	**0340**	**Jobs for the Future, Inc. (t0000050)**	**Office Net**	**3,246.00**	**06/01/2016**	**09/30/2021**	**64**	**1.00**	**13,373.52**	**4.12**	**160,482.24**	**49.44**	**0.44**	**0.00**	**30,104.04**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0340	Gross Lease	3,246.00	06/01/2017	05/31/2018	13,373.52	4.12	160,482.24	49.44	0.00	160,482.24		
		BaseRent	Rent	0340	Gross Lease	3,246.00	06/01/2018	05/31/2019	13,774.73	4.24	165,296.76	50.92	0.00	165,296.76		
		BaseRent	Rent	0340	Gross Lease	3,246.00	06/01/2019	05/31/2020	14,187.97	4.37	170,255.64	52.45	0.00	170,255.64		
		BaseRent	Rent	0340	Gross Lease	3,246.00	06/01/2020	05/31/2021	14,613.61	4.50	175,363.32	54.02	0.00	175,363.32		
		BaseRent	Rent	0340	Gross Lease	3,246.00	06/01/2021	09/30/2021	15,052.02	4.63	180,624.24	55.64	0.00	180,624.24		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		OpxEsc	CAM	0340	Gross Lease	3,246.00	01/01/2017	12/31/2017	83.31	0.02	999.72	0.30	0.00	999.72		
		RETax	CAM	0340	Gross Lease	3,246.00	01/01/2017	12/31/2017	34.85	0.01	418.20	0.12	0.00	418.20		
		BaseRent	Rent	0340	Gross Lease	3,246.00	06/01/2017	05/31/2018	13,373.52	4.12	160,482.24	49.44	0.00	160,482.24		
505 14th Street (505-14th)	**0400**	**Farmers Insurance Exchange (t0000043)**	**Office Net**	**13,187.00**	**02/01/2017**	**01/31/2022**	**60**	**0.33**	**58,022.80**	**4.40**	**696,273.60**	**52.80**	**0.00**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0400	Gross Lease	13,187.00	02/01/2017	01/31/2018	58,022.80	4.40	696,273.60	52.80	0.00	696,273.60		
		BaseRent	Rent	0400	Gross Lease	13,187.00	02/01/2018	01/31/2019	59,737.11	4.53	716,845.32	54.36	0.00	716,845.32		
		BaseRent	Rent	0400	Gross Lease	13,187.00	02/01/2019	01/31/2020	61,583.29	4.67	738,999.48	56.04	0.00	738,999.48		

Monday, June 12, 2017
01:39 PM

Page 5

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		BaseRent	Rent	0400	Gross Lease	13,187.00	02/01/2020	01/31/2021	63,429.47	4.81	761,153.64	57.72	0.00	761,153.64		
		BaseRent	Rent	0400	Gross Lease	13,187.00	02/01/2021	01/31/2022	65,275.65	4.95	783,307.80	59.40	0.00	783,307.80		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0400	Gross Lease	13,187.00	02/01/2017	01/31/2018	58,022.80	4.40	696,273.60	52.80	0.00	696,273.60		
505 14th Street (505-14th)	**0500**	**WIPFLI LLP (t0000047)**	**Office Net**	**14,792.00**	**08/01/2016**	**02/28/2021**	**55**	**0.83**	**40,406.81**	**2.73**	**484,881.72**	**32.78**	**1.79**	**0.00**	**32,049.33**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0500	Gross Lease	14,792.00	03/01/2017	02/28/2018	40,406.81	2.73	484,881.72	32.78	0.00	484,881.72		
		BaseRent	Rent	0500	Gross Lease	14,792.00	03/01/2018	02/28/2019	41,627.15	2.81	499,525.80	33.77	0.00	499,525.80		
		BaseRent	Rent	0500	Gross Lease	14,792.00	03/01/2019	02/29/2020	42,872.15	2.89	514,465.80	34.78	0.00	514,465.80		
		BaseRent	Rent	0500	Gross Lease	14,792.00	03/01/2020	02/28/2021	44,154.12	2.98	529,849.44	35.82	0.00	529,849.44		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	0500	Gross Lease	14,792.00	01/01/2017	12/31/2017	2,212.06	0.15	26,544.72	1.79	0.00	26,544.72		
		BaseRent	Rent	0500	Gross Lease	14,792.00	03/01/2017	02/28/2018	40,406.81	2.73	484,881.72	32.78	0.00	484,881.72		
505 14th Street (505-14th)	**0600**	**California State Auto Association Inter-Insurance Bureau (t0000040)**	**Office Net**	**9,964.00**	**10/15/2008**	**01/31/2019**	**124**	**8.66**	**28,297.76**	**2.84**	**339,573.12**	**34.08**	**1.79**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0600	Gross Lease	9,964.00	08/01/2016	07/31/2017	28,297.76	2.84	339,573.12	34.08	0.00	339,573.12		
		BaseRent	Rent	0600	Gross Lease	9,964.00	08/01/2017	07/31/2018	29,194.52	2.93	350,334.24	35.16	0.00	350,334.24		
		BaseRent	Rent	0600	Gross Lease	9,964.00	08/01/2018	01/31/2019	29,991.64	3.01	359,899.68	36.12	0.00	359,899.68		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0600	Gross Lease	9,964.00	08/01/2016	07/31/2017	28,297.76	2.84	339,573.12	34.08	0.00	339,573.12		
		RETax	CAM	0600	Gross Lease	9,964.00	01/01/2017	12/31/2017	1,490.06	0.15	17,880.72	1.79	0.00	17,880.72		

Monday, June 12, 2017
01:39 PM

Page 6

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
505 14th Street (505-14th)	**0650**	**CGI Technologies and Solutions, Inc. (t0000038)**	**Office Net**	**4,910.00**	**02/01/2016**	**01/31/2018**	**24**	**1.33**	**19,640.00**	**4.00**	**235,680.00**	**48.00**	**2.13**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0650	Gross Lease	4,910.00	02/01/2017	01/31/2018	19,640.00	4.00	235,680.00	48.00	0.00	235,680.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	0650	Gross Lease	4,910.00	01/01/2017	12/31/2017	869.69	0.17	10,436.28	2.12	0.00	10,436.28		
		BaseRent	Rent	0650	Gross Lease	4,910.00	02/01/2017	01/31/2018	19,640.00	4.00	235,680.00	48.00	0.00	235,680.00		
505 14th Street (505-14th)	**0800, 0800A, 0810, 1000, 1000A**	**Mathematica, Inc. (t0000064)**	**Office Net**	**27,712.00**	**01/09/2009**	**08/31/2025**	**200**	**8.41**	**440,358.60**	**15.89**	**5,284,303.20**	**190.69**	**7.71**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	11/01/2016	08/31/2017	24,650.78	3.29	295,809.36	39.55	0.00	295,809.36		
		BaseRent	Rent	1000	Gross Lease	5,570.00	01/01/2017	08/31/2017	18,358.72	3.29	220,304.64	39.55	0.00	220,304.64		
		BaseRent	Rent	0800A	Gross Lease	2,445.00	02/01/2017	01/31/2018	7,742.50	3.16	92,910.00	38.00	0.00	92,910.00		
		BaseRent	Rent	0800	Gross Lease	5,586.00	02/01/2017	01/31/2018	17,689.00	3.16	212,268.00	38.00	0.00	212,268.00		
		BaseRent	Rent	0810	Gross Lease	6,632.00	04/01/2017	03/31/2018	19,630.72	2.96	235,568.64	35.52	0.00	235,568.64		
		BaseRent	Rent	1000	Gross Lease	5,570.00	09/01/2017	08/31/2018	18,909.48	3.39	226,913.76	40.73	0.00	226,913.76		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	09/01/2017	08/31/2018	25,390.30	3.39	304,683.60	40.73	0.00	304,683.60		
		BaseRent	Rent	0800A	Gross Lease	2,445.00	02/01/2018	01/31/2019	7,974.78	3.26	95,697.36	39.14	0.00	95,697.36		
		BaseRent	Rent	0800	Gross Lease	5,586.00	02/01/2018	01/31/2019	18,219.67	3.26	218,636.04	39.14	0.00	218,636.04		
		BaseRent	Rent	0810	Gross Lease	6,632.00	04/01/2018	01/31/2019	20,161.28	3.04	241,935.36	36.48	0.00	241,935.36		
		BaseRent	Rent	1000	Gross Lease	5,570.00	09/01/2018	08/31/2019	19,476.76	3.49	233,721.12	41.96	0.00	233,721.12		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	09/01/2018	01/31/2019	26,152.01	3.49	313,824.12	41.96	0.00	313,824.12		
		BaseRent	Rent	1000	Gross Lease	5,570.00	09/01/2019	08/31/2020	20,061.06	3.60	240,732.72	43.22	0.00	240,732.72		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	09/01/2019	01/31/2019	26,936.57	3.60	323,238.84	43.22	0.00	323,238.84		
		BaseRent	Rent	1000	Gross Lease	5,570.00	09/01/2020	08/31/2021	20,662.89	3.71	247,954.68	44.51	0.00	247,954.68		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	09/01/2020	01/31/2019	27,744.67	3.71	332,936.04	44.51	0.00	332,936.04		
		BaseRent	Rent	1000	Gross Lease	5,570.00	09/01/2021	08/31/2022	21,282.78	3.82	255,393.36	45.85	0.00	255,393.36		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	09/01/2021	01/31/2019	28,577.01	3.82	342,924.12	45.85	0.00	342,924.12		
		BaseRent	Rent	1000	Gross Lease	5,570.00	09/01/2022	08/31/2023	21,921.26	3.93	263,055.12	47.22	0.00	263,055.12		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	09/01/2022	01/31/2019	29,434.32	3.93	353,211.84	47.22	0.00	353,211.84		
		BaseRent	Rent	1000	Gross Lease	5,570.00	09/01/2023	08/31/2024	22,578.90	4.05	270,946.80	48.64	0.00	270,946.80		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	09/01/2023	01/31/2019	30,317.35	4.05	363,808.20	48.64	0.00	363,808.20		

Monday, June 12, 2017
01:39 PM

Page 7

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		BaseRent	Rent	1000	Gross Lease	5,570.00	09/01/2024	08/31/2025	23,256.27	4.17	279,075.24	50.10	0.00	279,075.24		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	09/01/2024	01/31/2019	31,226.87	4.17	374,722.44	50.10	0.00	374,722.44		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1000A	Gross Lease	7,479.00	11/01/2016	08/31/2017	24,650.78	3.29	295,809.36	39.55	0.00	295,809.36		
		BaseRent	Rent	1000	Gross Lease	5,570.00	01/01/2017	08/31/2017	18,358.72	3.29	220,304.64	39.55	0.00	220,304.64		
		OpxEsc	CAM	1000A	Gross Lease	7,479.00	01/01/2017	12/31/2017	190.30	0.02	2,283.60	0.30	0.00	2,283.60		
		OpxEsc	CAM	1000	Gross Lease	5,570.00	01/01/2017	12/31/2017	141.63	0.02	1,699.56	0.30	0.00	1,699.56		
		RETax	CAM	0800A	Gross Lease	2,445.00	01/01/2017	12/31/2017	565.62	0.23	6,787.44	2.77	0.00	6,787.44		
		RETax	CAM	0810	Gross Lease	6,632.00	01/01/2017	12/31/2017	1,321.69	0.19	15,860.28	2.39	0.00	15,860.28		
		RETax	CAM	0800	Gross Lease	5,586.00	01/01/2017	12/31/2017	1,343.25	0.24	16,119.00	2.88	0.00	16,119.00		
		BaseRent	Rent	0800A	Gross Lease	2,445.00	02/01/2017	01/31/2018	7,742.50	3.16	92,910.00	38.00	0.00	92,910.00		
		BaseRent	Rent	0800	Gross Lease	5,586.00	02/01/2017	01/31/2018	17,689.00	3.16	212,268.00	38.00	0.00	212,268.00		
		BaseRent	Rent	0810	Gross Lease	6,632.00	04/01/2017	03/31/2018	19,630.72	2.96	235,568.64	35.52	0.00	235,568.64		
505 14th Street (505-14th)	**0900**	**RGN-Oakland, LLC c/o Regus Corporation (t0000057)**	**Office Net**	**14,517.00**	**09/09/2013**	**03/31/2024**	**127**	**3.75**	**40,502.43**	**2.79**	**486,029.16**	**33.48**	**2.16**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0900	Gross Lease	14,517.00	04/01/2017	03/31/2018	40,502.43	2.79	486,029.16	33.48	0.00	486,029.16		
		BaseRent	Rent	0900	Gross Lease	14,517.00	04/01/2018	03/31/2019	41,663.79	2.87	499,965.48	34.44	0.00	499,965.48		
		BaseRent	Rent	0900	Gross Lease	14,517.00	04/01/2019	03/31/2020	42,970.32	2.96	515,643.84	35.52	0.00	515,643.84		
		BaseRent	Rent	0900	Gross Lease	14,517.00	04/01/2020	03/31/2021	44,276.85	3.05	531,322.20	36.60	0.00	531,322.20		
		BaseRent	Rent	0900	Gross Lease	14,517.00	04/01/2021	03/31/2022	45,583.38	3.14	547,000.56	37.68	0.00	547,000.56		
		BaseRent	Rent	0900	Gross Lease	14,517.00	04/01/2022	03/31/2023	46,889.91	3.23	562,678.92	38.76	0.00	562,678.92		
		BaseRent	Rent	0900	Gross Lease	14,517.00	04/01/2023	03/31/2024	48,341.61	3.33	580,099.32	39.96	0.00	580,099.32		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	0900	Gross Lease	14,517.00	01/01/2017	12/31/2017	2,618.21	0.18	31,418.52	2.16	0.00	31,418.52		
		BaseRent	Rent	0900	Gross Lease	14,517.00	04/01/2017	03/31/2018	40,502.43	2.79	486,029.16	33.48	0.00	486,029.16		
505 14th Street (505-14th)	**1050**	**Gubb & Barshay LLP (t0000046)**	**Office Net**	**1,673.00**	**12/01/2012**	**06/30/2022**	**115**	**4.50**	**4,901.89**	**2.93**	**58,822.68**	**35.16**	**2.17**	**0.00**	**4,901.89**	**0.00**

Monday, June 12, 2017
01:39 PM

Page 8

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1050	Gross Lease	1,673.00	12/01/2016	06/30/2017	4,901.89	2.93	58,822.68	35.16	0.00	58,822.68		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1050	Gross Lease	1,673.00	12/01/2016	06/30/2017	4,901.89	2.93	58,822.68	35.16	0.00	58,822.68		
		RETax	CAM	1050	Gross Lease	1,673.00	01/01/2017	06/30/2017	302.10	0.18	3,625.20	2.16	0.00	3,625.20		
505 14th Street (505-14th)	**1110**	**Gibbs Law Group, LLP (t0000045)**	**Office Net**	**9,480.00**	**07/01/2016**	**09/30/2021**	**63**	**0.91**	**38,868.00**	**4.10**	**466,416.00**	**49.20**	**0.43**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1110	Gross Lease	9,480.00	07/01/2016	06/30/2017	38,868.00	4.10	466,416.00	49.20	0.00	466,416.00		
		BaseRent	Rent	1110	Gross Lease	9,480.00	07/01/2017	06/30/2018	40,034.00	4.22	480,408.00	50.67	0.00	480,408.00		
		BaseRent	Rent	1110	Gross Lease	9,480.00	07/01/2018	06/30/2019	41,235.06	4.35	494,820.72	52.19	0.00	494,820.72		
		BaseRent	Rent	1110	Gross Lease	9,480.00	07/01/2019	06/30/2020	42,472.11	4.48	509,665.32	53.76	0.00	509,665.32		
		BaseRent	Rent	1110	Gross Lease	9,480.00	07/01/2020	06/30/2021	43,746.27	4.61	524,955.24	55.37	0.00	524,955.24		
		BaseRent	Rent	1110	Gross Lease	9,480.00	07/01/2021	09/30/2021	45,058.66	4.75	540,703.92	57.03	0.00	540,703.92		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1110	Gross Lease	9,480.00	07/01/2016	06/30/2017	38,868.00	4.10	466,416.00	49.20	0.00	466,416.00		
		OpxEsc	CAM	1110	Gross Lease	9,480.00	01/01/2017	12/31/2017	241.29	0.02	2,895.48	0.30	0.00	2,895.48		
		RETax	CAM	1110	Gross Lease	9,480.00	01/01/2017	12/31/2017	100.95	0.01	1,211.40	0.12	0.00	1,211.40		
505 14th Street (505-14th)	**1150**	**EDF Renewable Energy, Inc. (t0000042)**	**Office Net**	**5,569.00**	**10/01/2014**	**01/31/2020**	**64**	**2.66**	**16,250.34**	**2.92**	**195,004.08**	**35.02**	**1.76**	**0.00**	**17,759.54**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1150	Gross Lease	5,569.00	10/01/2016	09/30/2017	16,250.34	2.91	195,004.08	35.01	0.00	195,004.08		
		BaseRent	Rent	1150	Gross Lease	5,569.00	10/01/2017	09/30/2018	16,740.41	3.00	200,884.92	36.07	0.00	200,884.92		
		BaseRent	Rent	1150	Gross Lease	5,569.00	10/01/2018	09/30/2019	17,241.62	3.09	206,899.44	37.15	0.00	206,899.44		
		BaseRent	Rent	1150	Gross Lease	5,569.00	10/01/2019	01/31/2020	17,759.54	3.18	213,114.48	38.26	0.00	213,114.48		

Monday, June 12, 2017
01:39 PM

Page 9

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1150	Gross Lease	5,569.00	10/01/2016	09/30/2017	16,250.34	2.91	195,004.08	35.01	0.00	195,004.08		
		RETax	CAM	1150	Gross Lease	5,569.00	01/01/2017	12/31/2017	815.13	0.14	9,781.56	1.75	0.00	9,781.56		
505 14th Street (505-14th)	**1200**	**Selvin Wraith Halman LLP (t0000058)**	**Office Net**	**6,148.00**	**03/01/2015**	**02/28/2019**	**48**	**2.25**	**18,566.96**	**3.02**	**222,803.52**	**36.24**	**1.76**	**0.00**	**17,351.25**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1200	Gross Lease	6,148.00	03/01/2017	02/28/2018	18,566.96	3.02	222,803.52	36.24	0.00	222,803.52		
		BaseRent	Rent	1200	Gross Lease	6,148.00	03/01/2018	02/28/2019	19,120.28	3.11	229,443.36	37.32	0.00	229,443.36		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	1200	Gross Lease	6,148.00	01/01/2017	12/31/2017	900.68	0.14	10,808.16	1.75	0.00	10,808.16		
		BaseRent	Rent	1200	Gross Lease	6,148.00	03/01/2017	02/28/2018	18,566.96	3.02	222,803.52	36.24	0.00	222,803.52		
505 14th Street (505-14th)	**1210**	**Nationwide Mutual Insurance Company (t0000051)**	**Office Net**	**6,113.00**	**03/01/2008**	**05/31/2018**	**123**	**9.25**	**18,216.74**	**2.98**	**218,600.88**	**35.76**	**2.16**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1210	Gross Lease	6,113.00	05/01/2017	05/31/2018	18,216.74	2.98	218,600.88	35.76	0.00	218,600.88		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	1210	Gross Lease	6,113.00	01/01/2017	12/31/2017	1,101.60	0.18	13,219.20	2.16	0.00	13,219.20		
		BaseRent	Rent	1210	Gross Lease	6,113.00	05/01/2017	05/31/2018	18,216.74	2.98	218,600.88	35.76	0.00	218,600.88		
505 14th Street (505-14th)	**1230**	**Impact Sciences, Inc. (t0000049)**	**Office Net**	**2,644.00**	**01/01/2016**	**12/31/2018**	**36**	**1.41**	**10,205.84**	**3.86**	**122,470.08**	**46.32**	**0.13**	**0.00**	**7,932.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1230	Gross Lease	2,644.00	01/01/2017	12/31/2017	10,205.84	3.86	122,470.08	46.32	0.00	122,470.08		
		BaseRent	Rent	1230	Gross Lease	2,644.00	01/01/2018	12/31/2018	10,523.12	3.98	126,277.44	47.76	0.00	126,277.44		

Monday, June 12, 2017
01:39 PM

Tenancy Schedule I

Page 10

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1230	Gross Lease	2,644.00	01/01/2017	12/31/2017	10,205.84	3.86	122,470.08	46.32	0.00	122,470.08		
		RETax	CAM	1230	Gross Lease	2,644.00	01/01/2017	12/31/2017	28.15	0.01	337.80	0.12	0.00	337.80		
505 14th Street (505-14th)	**ANT01**	**Clear Wireless LLC (t0000039)**	**Office Net**	**0.00**	**06/01/2010**	**06/30/2020**	**121**	**7.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		Antenna	Misc	ANT01	Gross Lease	0.00	07/01/2016	06/30/2017	2,149.30	0.00	25,791.60	0.00	0.00	25,791.60		
505 14th Street (505-14th)	**ANT03**	**Time Warner Telecom of CA (t0000060)**	**Office Net**	**0.00**	**11/01/2012**	**10/31/2017**	**60**	**4.58**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		Antenna	Misc	ANT03	Gross Lease	0.00	11/01/2012	10/31/2017	672.67	0.00	8,072.04	0.00	0.00	8,072.04		
505 14th Street (505-14th)	**ANT04**	**Xobee Networks, Inc. (t0000063)**	**Office Net**	**0.00**	**09/15/2015**	**09/14/2020**	**60**	**1.75**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		Antenna	Misc	ANT04	Gross Lease	0.00	09/15/2016	09/14/2017	600.00	0.00	7,200.00	0.00	0.00	7,200.00		
505 14th Street (505-14th)	**ANT05**	**Comcast Cable Communctions Management LLC (t0000099)**	**Office Net**	**0.00**	**03/01/2017**	**02/28/2027**	**120**	**0.25**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		Antenna	Misc	ANT05	Gross Lease	0.00	03/01/2017	02/28/2027	300.00	0.00	3,600.00	0.00	0.00	3,600.00		
505 14th Street (505-14th)	**0450**	VACANT		1,836.00												
505 14th Street (505-14th)	**0700**	VACANT		14,792.00												

Monday, June 12, 2017
01:39 PM

Page 11

Tenancy Schedule I

Property: 505-14th As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
505 14th Street (505-14th)	**ANT02**	VACANT		0.00												
505 14th Street (505-14th)	**P1-01**	VACANT		85.00												

Occupancy Summary	**Area**	**Percentage**
Occupied Area	154,360.00	90.23
Vacant Area	16,713.00	9.77
Total	**171,073.00**	**100.00**

Summary by Charge Code	**Monthly Amount**
Antenna/Telecom Revenues (Antenna)	3,721.97
Base Rent (BaseRent)	505,245.82
Operating Exp Escalation (OpxEsc)	810.85
R E Tax Recovery Estimate (RETax)	18,291.34
Storage Rent (Storage)	897.00

Occupancy Summary	**Area**	**Percentage**
Total Occupied Area	154,360.00	90.23
Total Vacant Area	16,713.00	9.77
Grand Total	**171,073.00**	**100.00**

Monday, June 12, 2017
01:39 PM

Page 1

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
1300 Clay Street (1300clay)	**0161**	**E&N Ghattas, Inc. (t0000066)**	**Office Net**	**1,205.00**	**09/06/2002**	**01/31/2023**	**245**	**14.75**	**2,711.25**	**2.25**	**32,535.00**	**27.00**	**14.17**	**3.11**	**2,410.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0161	Gross Lease	1,205.00	02/01/2017	01/31/2018	2,711.25	2.25	32,535.00	27.00	0.00	32,535.00		
		BaseRent	Rent	0161	Gross Lease	1,205.00	02/01/2018	01/31/2019	2,795.60	2.32	33,547.20	27.84	0.00	33,547.20		
		BaseRent	Rent	0161	Gross Lease	1,205.00	02/01/2019	01/31/2020	2,879.95	2.39	34,559.40	28.68	0.00	34,559.40		
		BaseRent	Rent	0161	Gross Lease	1,205.00	02/01/2020	01/31/2021	2,964.30	2.46	35,571.60	29.52	0.00	35,571.60		
		BaseRent	Rent	0161	Gross Lease	1,205.00	02/01/2021	01/31/2022	3,048.65	2.53	36,583.80	30.36	0.00	36,583.80		
		BaseRent	Rent	0161	Gross Lease	1,205.00	02/01/2022	01/31/2023	3,145.05	2.61	37,740.60	31.32	0.00	37,740.60		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		OpxEsc	CAM	0161	Gross Lease	1,205.00	01/01/2017	12/31/2017	955.94	0.79	11,471.28	9.52	0.00	11,471.28		
		PromoF	Misc	0161	Gross Lease	1,205.00	01/01/2017	12/31/2017	312.04	0.25	3,744.48	3.10	0.00	3,744.48		
		RETax	CAM	0161	Gross Lease	1,205.00	01/01/2017	12/31/2017	466.83	0.38	5,601.96	4.64	0.00	5,601.96		
		BaseRent	Rent	0161	Gross Lease	1,205.00	02/01/2017	01/31/2018	2,711.25	2.25	32,535.00	27.00	0.00	32,535.00		
1300 Clay Street (1300clay)	**0162A**	**The Organic Coup, Inc. (t0000080)**	**Office Net**	**1,421.00**	**01/01/2017**	**12/31/2026**	**120**	**0.41**	**2,600.43**	**1.83**	**31,205.16**	**21.96**	**13.06**	**0.00**	**15,000.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2017	12/31/2017	2,600.43	1.83	31,205.16	21.96	0.00	31,205.16		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2018	12/31/2018	2,671.48	1.88	32,057.76	22.56	0.00	32,057.76		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2019	12/31/2019	2,756.74	1.94	33,080.88	23.28	0.00	33,080.88		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2020	12/31/2020	2,842.00	2.00	34,104.00	24.00	0.00	34,104.00		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2021	12/31/2021	2,927.26	2.06	35,127.12	24.72	0.00	35,127.12		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2022	12/31/2022	3,012.52	2.12	36,150.24	25.44	0.00	36,150.24		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2023	12/31/2023	3,097.78	2.18	37,173.36	26.16	0.00	37,173.36		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2024	12/31/2024	3,197.25	2.25	38,367.00	27.00	0.00	38,367.00		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2025	12/31/2025	3,296.72	2.32	39,560.64	27.84	0.00	39,560.64		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2026	12/31/2026	3,396.19	2.39	40,754.28	28.68	0.00	40,754.28		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0162A	Gross Lease	1,421.00	01/01/2017	12/31/2017	2,600.43	1.83	31,205.16	21.96	0.00	31,205.16		

Monday, June 12, 2017
01:36 PM

Page 2

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		OpxEsc	CAM	0162A	Gross Lease	1,421.00	01/01/2017	12/31/2017	1,038.69	0.73	12,464.28	8.77	0.00	12,464.28		
		RETax	CAM	0162A	Gross Lease	1,421.00	01/01/2017	12/31/2017	507.24	0.35	6,086.88	4.28	0.00	6,086.88		
1300 Clay Street (1300clay)	**0162B**	**CityBloom, Inc. (t0000065)**	**Office Net**	**438.00**	**03/04/1998**	**03/31/2019**	**253**	**19.25**	**1,186.98**	**2.71**	**14,243.76**	**32.52**	**12.22**	**3.37**	**751.50**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0162B	Gross Lease	438.00	04/01/2017	03/31/2018	1,186.98	2.71	14,243.76	32.52	0.00	14,243.76		
		BaseRent	Rent	0162B	Gross Lease	438.00	04/01/2018	03/31/2019	1,208.88	2.76	14,506.56	33.12	0.00	14,506.56		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		OpxEsc	CAM	0162B	Gross Lease	438.00	01/01/2017	12/31/2017	299.62	0.68	3,595.44	8.20	0.00	3,595.44		
		PromoF	Misc	0162B	Gross Lease	438.00	01/01/2017	12/31/2017	123.18	0.28	1,478.16	3.37	0.00	1,478.16		
		RETax	CAM	0162B	Gross Lease	438.00	01/01/2017	12/31/2017	146.32	0.33	1,755.84	4.00	0.00	1,755.84		
		BaseRent	Rent	0162B	Gross Lease	438.00	04/01/2017	03/31/2018	1,186.98	2.71	14,243.76	32.52	0.00	14,243.76		
1300 Clay Street (1300clay)	**0163**	**San Francisco Soup Company (t0000069)**	**Office Net**	**1,874.00**	**08/25/2004**	**12/31/2024**	**245**	**12.83**	**4,778.70**	**2.55**	**57,344.40**	**30.60**	**13.06**	**4.55**	**5,865.62**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0163	Gross Lease	1,874.00	01/01/2017	12/31/2017	4,778.70	2.55	57,344.40	30.60	0.00	57,344.40		
		BaseRent	Rent	0163	Gross Lease	1,874.00	01/01/2018	12/31/2018	4,909.88	2.62	58,918.56	31.44	0.00	58,918.56		
		BaseRent	Rent	0163	Gross Lease	1,874.00	01/01/2019	12/31/2019	5,059.80	2.70	60,717.60	32.40	0.00	60,717.60		
		BaseRent	Rent	0163	Gross Lease	1,874.00	01/01/2020	12/31/2020	5,209.72	2.78	62,516.64	33.36	0.00	62,516.64		
		BaseRent	Rent	0163	Gross Lease	1,874.00	01/01/2021	12/31/2021	5,378.38	2.87	64,540.56	34.44	0.00	64,540.56		
		BaseRent	Rent	0163	Gross Lease	1,874.00	01/01/2022	12/31/2022	5,528.30	2.95	66,339.60	35.40	0.00	66,339.60		
		BaseRent	Rent	0163	Gross Lease	1,874.00	01/01/2023	12/31/2023	5,696.96	3.04	68,363.52	36.48	0.00	68,363.52		
		BaseRent	Rent	0163	Gross Lease	1,874.00	01/01/2024	12/31/2024	5,865.62	3.13	70,387.44	37.56	0.00	70,387.44		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0163	Gross Lease	1,874.00	01/01/2017	12/31/2017	4,778.70	2.55	57,344.40	30.60	0.00	57,344.40		
		MiscTen	Misc	0163	Gross Lease	1,874.00	01/01/2017	12/31/2017	360.73	0.19	4,328.76	2.31	0.00	4,328.76		
		OpxEsc	CAM	0163	Gross Lease	1,874.00	01/01/2017	12/31/2017	1,370.56	0.73	16,446.72	8.77	0.00	16,446.72		
		PromoF	Misc	0163	Gross Lease	1,874.00	01/01/2017	12/31/2017	349.97	0.18	4,199.64	2.24	0.00	4,199.64		
		RETax	CAM	0163	Gross Lease	1,874.00	01/01/2017	12/31/2017	669.30	0.35	8,031.60	4.28	0.00	8,031.60		

Monday, June 12, 2017
01:36 PM

Page 3

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
1300 Clay Street (1300clay)	**0164**	**Nelson Meyers, LLC (t0000102)**	**Office Net**	**887.00**	**05/23/2017**	**05/22/2027**	**120**	**0.08**	**0.00**	**0.00**	**0.00**	**0.00**	**13.31**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2017	05/22/2018	2,439.25	2.75	29,271.00	33.00	0.00	29,271.00		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2018	05/22/2019	2,510.21	2.83	30,122.52	33.96	0.00	30,122.52		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2019	05/22/2020	2,590.04	2.92	31,080.48	35.04	0.00	31,080.48		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2020	05/22/2021	2,669.87	3.01	32,038.44	36.12	0.00	32,038.44		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2021	05/22/2022	2,749.70	3.10	32,996.40	37.20	0.00	32,996.40		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2022	05/22/2023	2,829.53	3.19	33,954.36	38.28	0.00	33,954.36		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2023	05/22/2024	2,909.36	3.28	34,912.32	39.36	0.00	34,912.32		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2024	05/22/2025	2,998.06	3.38	35,976.72	40.56	0.00	35,976.72		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2025	05/22/2026	3,086.76	3.48	37,041.12	41.76	0.00	37,041.12		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2026	05/22/2027	3,184.33	3.59	38,211.96	43.08	0.00	38,211.96		
		FreeRent	Rent	0164	Gross Lease	887.00	05/23/2017	01/22/2018	-2,439.25	-2.75	-29,271.00	-33.00	0.00	-29,271.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0164	Gross Lease	887.00	05/23/2017	05/22/2018	2,439.25	2.75	29,271.00	33.00	0.00	29,271.00		
		FreeRent	Rent	0164	Gross Lease	887.00	05/23/2017	01/22/2018	-2,439.25	-2.75	-29,271.00	-33.00	0.00	-29,271.00		
		OpxEsc	CAM	0164	Gross Lease	887.00	05/23/2017	12/31/2017	661.00	0.74	7,932.00	8.94	0.00	7,932.00		
		RETax	CAM	0164	Gross Lease	887.00	05/23/2017	12/31/2017	323.00	0.36	3,876.00	4.37	0.00	3,876.00		
1300 Clay Street (1300clay)	**0165**	**Ricoh Americas Corporation (t0000083)**	**Office Net**	**3,191.00**	**07/20/2012**	**07/31/2017**	**61**	**4.91**	**6,753.05**	**2.12**	**81,036.60**	**25.40**	**2.30**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0165	Gross Lease	3,191.00	08/01/2016	07/31/2017	6,753.05	2.11	81,036.60	25.39	0.00	81,036.60		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0165	Gross Lease	3,191.00	08/01/2016	07/31/2017	6,753.05	2.11	81,036.60	25.39	0.00	81,036.60		
		RETax	CAM	0165	Gross Lease	3,191.00	01/01/2017	07/31/2017	612.40	0.19	7,348.80	2.30	0.00	7,348.80		
1300 Clay Street (1300clay)	**0169**	**H&R Block Enterprises, LLC (t0000068)**	**Office Net**	**1,820.00**	**09/01/2013**	**04/30/2018**	**56**	**3.75**	**5,114.20**	**2.81**	**61,370.40**	**33.72**	**14.00**	**0.66**	**0.00**	**0.00**

Monday, June 12, 2017
01:36 PM

Page 4

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0169	Gross Lease	1,820.00	05/01/2017	04/30/2018	5,114.20	2.81	61,370.40	33.72	0.00	61,370.40		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		OpxEsc	CAM	0169	Gross Lease	1,820.00	01/01/2017	12/31/2017	1,426.77	0.78	17,121.24	9.40	0.00	17,121.24		
		PromoF	Misc	0169	Gross Lease	1,820.00	01/01/2017	12/31/2017	100.00	0.05	1,200.00	0.65	0.00	1,200.00		
		RETax	CAM	0169	Gross Lease	1,820.00	01/01/2017	12/31/2017	696.76	0.38	8,361.12	4.59	0.00	8,361.12		
		BaseRent	Rent	0169	Gross Lease	1,820.00	05/01/2017	04/30/2018	5,114.20	2.81	61,370.40	33.72	0.00	61,370.40		
1300 Clay Street (1300clay)	**0200, 0300**	**USA GSA US BANKRUPTCY COURT (t0000088)**	**Office Net**	**35,486.00**	**08/07/2010**	**08/06/2020**	**120**	**6.83**	**141,056.86**	**3.98**	**1,692,682.32**	**47.70**	**20.79**	**0.68**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0300	Gross Lease	13,475.00	08/07/2015	08/06/2020	26,781.56	1.98	321,378.72	23.85	0.00	321,378.72		
		BaseRent	Rent	0200	Gross Lease	22,011.00	08/07/2015	08/06/2020	43,746.87	1.98	524,962.44	23.85	0.00	524,962.44		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0300	Gross Lease	13,475.00	08/07/2015	08/06/2020	26,781.56	1.98	321,378.72	23.85	0.00	321,378.72		
		BaseRent	Rent	0200	Gross Lease	22,011.00	08/07/2015	08/06/2020	43,746.87	1.98	524,962.44	23.85	0.00	524,962.44		
		Garage	Misc	0200	Gross Lease	22,011.00	01/01/2017	08/06/2020	1,000.00	0.04	12,000.00	0.54	0.00	12,000.00		
		OpxEsc	CAM	0200, 0300	Gross Lease	35,486.00	05/01/2017	12/31/2017	30,739.50	0.86	368,874.00	10.39	0.00	368,874.00		
1300 Clay Street (1300clay)	**0325**	**Kimley-Horn and Associates, Inc. (t0000076)**	**Office Net**	**7,509.00**	**11/11/2014**	**02/29/2020**	**64**	**2.58**	**21,907.32**	**2.92**	**262,887.84**	**35.01**	**1.56**	**0.00**	**23,938.72**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0325	Gross Lease	7,509.00	12/01/2016	11/30/2017	21,907.32	2.91	262,887.84	35.01	0.00	262,887.84		
		BaseRent	Rent	0325	Gross Lease	7,509.00	12/01/2017	11/30/2018	22,564.54	3.00	270,774.48	36.06	0.00	270,774.48		
		BaseRent	Rent	0325	Gross Lease	7,509.00	12/01/2018	11/30/2019	23,241.48	3.09	278,897.76	37.14	0.00	278,897.76		
		BaseRent	Rent	0325	Gross Lease	7,509.00	12/01/2019	02/29/2020	23,938.72	3.18	287,264.64	38.25	0.00	287,264.64		

Monday, June 12, 2017
01:36 PM

Page 5

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0325	Gross Lease	7,509.00	12/01/2016	11/30/2017	21,907.32	2.91	262,887.84	35.01	0.00	262,887.84		
		RETax	CAM	0325	Gross Lease	7,509.00	01/01/2017	12/31/2017	979.14	0.13	11,749.68	1.56	0.00	11,749.68		
1300 Clay Street (1300clay)	**0400**	**SOUTHERN GLAZER'S WINE & SPIRITS (t0000086)**	**Office Net**	**16,086.00**	**12/16/2016**	**12/31/2023**	**85**	**0.50**	**68,365.50**	**4.25**	**820,386.00**	**51.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0400	Gross Lease	16,086.00	03/01/2017	12/15/2017	68,365.50	4.25	820,386.00	51.00	0.00	820,386.00		
		BaseRent	Rent	0400	Gross Lease	16,086.00	12/16/2017	12/15/2018	70,416.47	4.37	844,997.64	52.53	0.00	844,997.64		
		BaseRent	Rent	0400	Gross Lease	16,086.00	12/16/2018	12/15/2019	72,528.96	4.50	870,347.52	54.10	0.00	870,347.52		
		BaseRent	Rent	0400	Gross Lease	16,086.00	12/16/2019	12/15/2020	74,704.83	4.64	896,457.96	55.72	0.00	896,457.96		
		BaseRent	Rent	0400	Gross Lease	16,086.00	12/16/2020	12/15/2021	76,945.97	4.78	923,351.64	57.40	0.00	923,351.64		
		BaseRent	Rent	0400	Gross Lease	16,086.00	12/16/2021	12/15/2022	79,254.35	4.92	951,052.20	59.12	0.00	951,052.20		
		BaseRent	Rent	0400	Gross Lease	16,086.00	12/16/2022	12/31/2023	81,631.98	5.07	979,583.76	60.89	0.00	979,583.76		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0400	Gross Lease	16,086.00	03/01/2017	12/15/2017	68,365.50	4.25	820,386.00	51.00	0.00	820,386.00		
1300 Clay Street (1300clay)	**0500**	**Californai Bank of Commerce (t0000071)**	**Office Net**	**11,454.00**	**09/08/2015**	**01/31/2023**	**89**	**1.75**	**35,982.74**	**3.14**	**431,792.88**	**37.70**	**0.39**	**0.00**	**42,965.27**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0500	Gross Lease	11,454.00	10/01/2016	09/30/2017	35,982.74	3.14	431,792.88	37.69	0.00	431,792.88		
		BaseRent	Rent	0500	Gross Lease	11,454.00	10/01/2017	09/30/2018	37,062.22	3.23	444,746.64	38.82	0.00	444,746.64		
		BaseRent	Rent	0500	Gross Lease	11,454.00	10/01/2018	09/30/2019	38,174.09	3.33	458,089.08	39.99	0.00	458,089.08		
		BaseRent	Rent	0500	Gross Lease	11,454.00	10/01/2019	09/30/2020	39,313.31	3.43	471,759.72	41.18	0.00	471,759.72		
		BaseRent	Rent	0500	Gross Lease	11,454.00	10/01/2020	09/30/2021	40,498.89	3.53	485,986.68	42.42	0.00	485,986.68		
		BaseRent	Rent	0500	Gross Lease	11,454.00	10/01/2021	09/30/2022	41,713.86	3.64	500,566.32	43.70	0.00	500,566.32		
		BaseRent	Rent	0500	Gross Lease	11,454.00	10/01/2022	01/31/2023	42,965.27	3.75	515,583.24	45.01	0.00	515,583.24		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		

Monday, June 12, 2017
01:36 PM

Tenancy Schedule I

Page 6

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		BaseRent	Rent	0500	Gross Lease	11,454.00	10/01/2016	09/30/2017	35,982.74	3.14	431,792.88	37.69	0.00	431,792.88		
		OpxEsc	CAM	0500	Gross Lease	11,454.00	01/01/2017	12/31/2017	282.24	0.02	3,386.88	0.29	0.00	3,386.88		
		RETax	CAM	0500	Gross Lease	11,454.00	01/01/2017	12/31/2017	90.95	0.00	1,091.40	0.09	0.00	1,091.40		
1300 Clay Street (1300clay)	**0550**	**Rensola America, Inc. (t0000082)**	**Office Net**	**4,614.00**	**12/01/2015**	**02/28/2019**	**39**	**1.50**	**16,633.47**	**3.61**	**199,601.64**	**43.26**	**0.39**	**0.00**	**17,646.44**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0550	Gross Lease	4,614.00	12/01/2016	11/30/2017	16,633.47	3.60	199,601.64	43.26	0.00	199,601.64		
		BaseRent	Rent	0550	Gross Lease	4,614.00	12/01/2017	11/30/2018	17,132.47	3.71	205,589.64	44.55	0.00	205,589.64		
		BaseRent	Rent	0550	Gross Lease	4,614.00	12/01/2018	02/28/2019	17,646.44	3.82	211,757.28	45.89	0.00	211,757.28		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0550	Gross Lease	4,614.00	12/01/2016	11/30/2017	16,633.47	3.60	199,601.64	43.26	0.00	199,601.64		
		OpxEsc	CAM	0550	Gross Lease	4,614.00	01/01/2017	12/31/2017	113.70	0.02	1,364.40	0.29	0.00	1,364.40		
		RETax	CAM	0550	Gross Lease	4,614.00	01/01/2017	12/31/2017	36.64	0.00	439.68	0.09	0.00	439.68		
1300 Clay Street (1300clay)	**0600, 0620, B106**	**PBC Oakland, Inc. (t0000081)**	**Office Net**	**15,336.00**	**01/01/2010**	**12/31/2019**	**120**	**7.41**	**130,061.61**	**8.48**	**1,560,739.32**	**101.77**	**6.90**	**2.38**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0620	Gross Lease	2,164.00	09/01/2016	08/31/2017	6,271.99	2.89	75,263.88	34.78	0.00	75,263.88		
		BaseRent	Rent	0600	Gross Lease	12,496.00	01/01/2017	12/31/2017	37,081.88	2.96	444,982.56	35.61	0.00	444,982.56		
		BaseRent	Rent	0620	Gross Lease	2,164.00	09/01/2017	08/31/2018	6,459.54	2.98	77,514.48	35.82	0.00	77,514.48		
		BaseRent	Rent	0600	Gross Lease	12,496.00	01/01/2018	12/31/2018	37,821.23	3.02	453,854.76	36.32	0.00	453,854.76		
		BaseRent	Rent	0620	Gross Lease	2,164.00	09/01/2018	08/31/2019	6,654.30	3.07	79,851.60	36.90	0.00	79,851.60		
		BaseRent	Rent	0600	Gross Lease	12,496.00	01/01/2019	12/31/2019	38,581.40	3.08	462,976.80	37.05	0.00	462,976.80		
		BaseRent	Rent	0620	Gross Lease	2,164.00	09/01/2019	12/31/2019	6,854.47	3.16	82,253.64	38.01	0.00	82,253.64		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0620	Gross Lease	2,164.00	09/01/2016	08/31/2017	6,271.99	2.89	75,263.88	34.78	0.00	75,263.88		
		BaseRent	Rent	0600	Gross Lease	12,496.00	01/01/2017	12/31/2017	37,081.88	2.96	444,982.56	35.61	0.00	444,982.56		
		RETax	CAM	0620	Gross Lease	2,164.00	01/01/2017	12/31/2017	429.63	0.19	5,155.56	2.38	0.00	5,155.56		
		RETax	CAM	0600	Gross Lease	12,496.00	01/01/2017	12/31/2017	2,510.38	0.20	30,124.56	2.41	0.00	30,124.56		
		Storage	Misc	B206	Gross Lease	124.00	02/01/2017	12/31/2017	1,014.00	8.17	12,168.00	98.12	0.00	12,168.00		

Monday, June 12, 2017
01:36 PM

Page 7

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
1300 Clay Street (1300clay)	**0700, B211**	**COWI NORTH AMERICA, INC. (t0000090)**	**Office Net**	**15,205.00**	**02/01/2002**	**04/30/2020**	**219**	**15.33**	**89,976.00**	**5.92**	**1,079,712.00**	**71.01**	**4.75**	**0.49**	**42,280.39**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0700, B211	Gross Lease	15,205.00	05/01/2017	04/30/2018	44,988.00	2.95	539,856.00	35.50	0.00	539,856.00		
		BaseRent	Rent	0700, B211	Gross Lease	15,205.00	05/01/2018	04/30/2019	46,237.67	3.04	554,852.04	36.49	0.00	554,852.04		
		BaseRent	Rent	0700, B211	Gross Lease	15,205.00	05/01/2019	04/30/2020	47,487.33	3.12	569,847.96	37.47	0.00	569,847.96		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	0700, B211	Gross Lease	15,205.00	01/01/2017	12/31/2017	3,009.59	0.19	36,115.08	2.37	0.00	36,115.08		
		Storage	Misc	0700, B211	Gross Lease	15,205.00	01/01/2017	12/31/2017	308.09	0.02	3,697.08	0.24	0.00	3,697.08		
		BaseRent	Rent	0700, B211	Gross Lease	15,205.00	05/01/2017	04/30/2018	44,988.00	2.95	539,856.00	35.50	0.00	539,856.00		
1300 Clay Street (1300clay)	**0800**	**Yaron & Associates (t0000084)**	**Office Net**	**6,081.00**	**08/01/2014**	**08/31/2019**	**61**	**2.83**	**18,063.73**	**2.97**	**216,764.76**	**35.65**	**1.63**	**0.00**	**19,738.73**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0800	Gross Lease	6,081.00	08/01/2016	07/31/2017	18,063.73	2.97	216,764.76	35.64	0.00	216,764.76		
		BaseRent	Rent	0800	Gross Lease	6,081.00	08/01/2017	07/31/2018	18,605.64	3.06	223,267.68	36.71	0.00	223,267.68		
		BaseRent	Rent	0800	Gross Lease	6,081.00	08/01/2018	07/31/2019	19,163.81	3.15	229,965.72	37.81	0.00	229,965.72		
		BaseRent	Rent	0800	Gross Lease	6,081.00	08/01/2019	08/31/2019	19,738.73	3.24	236,864.76	38.95	0.00	236,864.76		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0800	Gross Lease	6,081.00	08/01/2016	07/31/2017	18,063.73	2.97	216,764.76	35.64	0.00	216,764.76		
		RETax	CAM	0800	Gross Lease	6,081.00	01/01/2017	12/31/2017	826.54	0.13	9,918.48	1.63	0.00	9,918.48		
1300 Clay Street (1300clay)	**0820, B201**	**Cash, Kaplan, Lomhoff, Marx & Dubroff (t0000070)**	**Office Net**	**2,865.00**	**05/29/2009**	**07/31/2019**	**123**	**8.08**	**16,046.52**	**5.60**	**192,558.24**	**67.21**	**2.98**	**3.19**	**7,777.65**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0820	Gross Lease	2,729.00	07/01/2016	06/30/2017	8,023.26	2.94	96,279.12	35.28	0.00	96,279.12		
		BaseRent	Rent	0820	Gross Lease	2,729.00	07/01/2017	06/30/2018	8,241.58	3.02	98,898.96	36.24	0.00	98,898.96		

Monday, June 12, 2017
01:36 PM

Page 8

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		BaseRent	Rent	0820	Gross Lease	2,729.00	07/01/2018	06/30/2019	8,487.19	3.11	101,846.28	37.32	0.00	101,846.28		
		BaseRent	Rent	0820	Gross Lease	2,729.00	07/01/2019	07/31/2019	8,760.09	3.21	105,121.08	38.52	0.00	105,121.08		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0820	Gross Lease	2,729.00	07/01/2016	06/30/2017	8,023.26	2.94	96,279.12	35.28	0.00	96,279.12		
		Storage	Misc	B201	Gross Lease	136.00	07/01/2016	06/30/2017	381.26	2.80	4,575.12	33.64	0.00	4,575.12		
		OpxEsc	CAM	0820	Gross Lease	2,729.00	01/01/2017	12/31/2017	0.00	0.00	0.00	0.00	0.00	0.00		
		RETax	CAM	0820	Gross Lease	2,729.00	01/01/2017	12/31/2017	355.88	0.13	4,270.56	1.56	0.00	4,270.56		
1300 Clay Street (1300clay)	**0840, B213**	**Lafayette & Kumagai, LLP (t0000077)**	**Office Net**	**8,147.00**	**05/01/2016**	**04/30/2021**	**60**	**1.08**	**65,409.12**	**8.03**	**784,909.44**	**96.34**	**0.76**	**0.95**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0840	Gross Lease	7,938.00	05/01/2017	04/30/2018	32,704.56	4.12	392,454.72	49.44	0.00	392,454.72		
		BaseRent	Rent	0840	Gross Lease	7,938.00	05/01/2018	04/30/2019	33,685.70	4.24	404,228.40	50.92	0.00	404,228.40		
		BaseRent	Rent	0840	Gross Lease	7,938.00	05/01/2019	04/30/2020	34,696.27	4.37	416,355.24	52.45	0.00	416,355.24		
		BaseRent	Rent	0840	Gross Lease	7,938.00	05/01/2020	04/30/2021	35,737.16	4.50	428,845.92	54.02	0.00	428,845.92		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		OpxEsc	CAM	0840	Gross Lease	7,938.00	01/01/2017	12/31/2017	195.60	0.02	2,347.20	0.29	0.00	2,347.20		
		RETax	CAM	0840	Gross Lease	7,938.00	01/01/2017	12/31/2017	63.03	0.00	756.36	0.09	0.00	756.36		
		BaseRent	Rent	0840	Gross Lease	7,938.00	05/01/2017	04/30/2018	32,704.56	4.12	392,454.72	49.44	0.00	392,454.72		
		Storage	Misc	B213	Gross Lease	209.00	05/01/2017	04/30/2018	322.91	1.54	3,874.92	18.54	0.00	3,874.92		
1300 Clay Street (1300clay)	**0900, B207**	**Degenkolb Engineers (t0000072)**	**Office Net**	**15,803.00**	**03/01/2011**	**08/31/2021**	**126**	**6.25**	**85,217.04**	**5.39**	**1,022,604.48**	**64.71**	**4.42**	**1.82**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0900	Gross Lease	15,003.00	09/01/2016	08/31/2017	42,608.52	2.84	511,302.24	34.08	0.00	511,302.24		
		BaseRent	Rent	0900	Gross Lease	15,003.00	09/01/2017	08/31/2018	43,958.79	2.93	527,505.48	35.16	0.00	527,505.48		
		BaseRent	Rent	0900	Gross Lease	15,003.00	09/01/2018	08/31/2019	45,309.06	3.02	543,708.72	36.24	0.00	543,708.72		
		BaseRent	Rent	0900	Gross Lease	15,003.00	09/01/2019	08/31/2020	46,659.33	3.11	559,911.96	37.32	0.00	559,911.96		
		BaseRent	Rent	0900	Gross Lease	15,003.00	09/01/2020	08/31/2021	48,009.60	3.20	576,115.20	38.40	0.00	576,115.20		

Monday, June 12, 2017
01:36 PM

Page 9

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	0900	Gross Lease	15,003.00	09/01/2016	08/31/2017	42,608.52	2.84	511,302.24	34.08	0.00	511,302.24		
		Storage	Misc	B207	Gross Lease	800.00	09/01/2016	08/31/2021	1,200.00	1.50	14,400.00	18.00	0.00	14,400.00		
		RETax	CAM	0900	Gross Lease	15,003.00	01/01/2017	12/31/2017	2,907.40	0.19	34,888.80	2.32	0.00	34,888.80		
1300 Clay Street (1300clay)	**1000**	**KNN Public Finance, LLC (t0000085)**	**Office Net**	**8,754.00**	**09/01/2013**	**08/31/2020**	**84**	**3.75**	**24,861.36**	**2.84**	**298,336.32**	**34.08**	**1.70**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1000	Gross Lease	8,754.00	09/01/2016	08/31/2017	24,861.36	2.84	298,336.32	34.08	0.00	298,336.32		
		BaseRent	Rent	1000	Gross Lease	8,754.00	09/01/2017	08/31/2018	25,649.22	2.93	307,790.64	35.16	0.00	307,790.64		
		BaseRent	Rent	1000	Gross Lease	8,754.00	09/01/2018	08/31/2019	26,349.54	3.01	316,194.48	36.12	0.00	316,194.48		
		BaseRent	Rent	1000	Gross Lease	8,754.00	09/01/2019	08/31/2020	27,137.40	3.10	325,648.80	37.20	0.00	325,648.80		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1000	Gross Lease	8,754.00	09/01/2016	08/31/2017	24,861.36	2.84	298,336.32	34.08	0.00	298,336.32		
		RETax	CAM	1000	Gross Lease	8,754.00	01/01/2017	12/31/2017	1,238.61	0.14	14,863.32	1.69	0.00	14,863.32		
1300 Clay Street (1300clay)	**1015**	**Grant & Smith, LLP (t0000075)**	**Office Net**	**2,840.00**	**05/01/2013**	**04/30/2018**	**60**	**4.08**	**8,046.67**	**2.83**	**96,560.04**	**34.00**	**2.07**	**0.00**	**6,949.33**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1015	Gross Lease	2,840.00	05/01/2017	04/30/2018	8,046.67	2.83	96,560.04	34.00	0.00	96,560.04		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	1015	Gross Lease	2,840.00	01/01/2017	12/31/2017	490.95	0.17	5,891.40	2.07	0.00	5,891.40		
		BaseRent	Rent	1015	Gross Lease	2,840.00	05/01/2017	04/30/2018	8,046.67	2.83	96,560.04	34.00	0.00	96,560.04		
1300 Clay Street (1300clay)	**1020**	**MC Consultants, Inc. (t0000079)**	**Office Net**	**1,894.00**	**03/01/2014**	**10/31/2017**	**44**	**3.25**	**6,076.92**	**3.21**	**72,923.04**	**38.50**	**1.60**	**0.00**	**5,862.21**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1020	Gross Lease	1,894.00	03/01/2017	10/31/2017	6,076.92	3.20	72,923.04	38.50	0.00	72,923.04		

Monday, June 12, 2017
01:36 PM

Page 10

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		BaseRent	Rent	1020	Gross Lease	1,894.00	03/01/2018	10/31/2017	6,247.66	3.29	74,971.92	39.58	0.00	74,971.92		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		RETax	CAM	1020	Gross Lease	1,894.00	01/01/2017	10/31/2017	252.41	0.13	3,028.92	1.59	0.00	3,028.92		
		BaseRent	Rent	1020	Gross Lease	1,894.00	03/01/2017	10/31/2017	6,076.92	3.20	72,923.04	38.50	0.00	72,923.04		
1300 Clay Street (1300clay)	**1050**	**LAW OFFICES OF H. W. STEIN AND S. PISER (t0000087)**	**Office Net**	**1,507.00**	**05/04/2013**	**08/31/2018**	**64**	**4.08**	**4,370.30**	**2.90**	**52,443.60**	**34.80**	**2.07**	**0.00**	**4,490.86**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1050	Gross Lease	1,507.00	09/01/2016	08/31/2017	4,370.30	2.90	52,443.60	34.80	0.00	52,443.60		
		BaseRent	Rent	1050	Gross Lease	1,507.00	09/01/2017	08/31/2018	4,490.86	2.98	53,890.32	35.76	0.00	53,890.32		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1050	Gross Lease	1,507.00	09/01/2016	08/31/2017	4,370.30	2.90	52,443.60	34.80	0.00	52,443.60		
		RETax	CAM	1050	Gross Lease	1,507.00	01/01/2017	12/31/2017	260.52	0.17	3,126.24	2.07	0.00	3,126.24		
1300 Clay Street (1300clay)	**1100**	**Goldfarb & Lipman, LLP (t0000074)**	**Office Net**	**14,996.00**	**05/01/2010**	**05/31/2025**	**181**	**7.08**	**47,487.33**	**3.17**	**569,847.96**	**38.00**	**2.40**	**0.00**	**0.00**	**0.00**
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1100	Gross Lease	14,996.00	08/01/2016	07/31/2017	47,487.33	3.16	569,847.96	38.00	0.00	569,847.96		
		BaseRent	Rent	1100	Gross Lease	14,996.00	08/01/2017	12/31/2017	48,737.00	3.25	584,844.00	39.00	0.00	584,844.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BaseRent	Rent	1100	Gross Lease	14,996.00	08/01/2016	07/31/2017	47,487.33	3.16	569,847.96	38.00	0.00	569,847.96		
		RETax	CAM	1100	Gross Lease	14,996.00	01/01/2017	12/31/2017	2,996.14	0.20	35,953.68	2.39	0.00	35,953.68		
1300 Clay Street (1300clay)	**ANT01**	**Comcast Cable Communcations Management LLC (t0000097)**	**Office Net**	**0.00**	**03/01/2016**	**02/28/2026**	**120**	**1.25**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**

Monday, June 12, 2017
01:36 PM

Tenancy Schedule I

Page 11

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		Antenna	Misc	ANT01	Gross Lease	0.00	03/01/2016	02/28/2026	300.00	0.00	3,600.00	0.00	0.00	3,600.00		
1300 Clay Street (1300clay)	**B110**	**Langan Engineering and Environmental Services, Inc. (t0000078)**	**Office Net**	**164.00**	**09/01/2011**			**5.75**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**18.00**	**0.00**	**0.00**
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		Storage	Misc	B110	Gross Lease	164.00	01/01/2017	12/31/2019	246.00	1.50	2,952.00	18.00	0.00	2,952.00		
1300 Clay Street (1300clay)	**B212**	**Earthquake Engineering Research Institute (t0000073)**	**Office Net**	**176.00**	**10/22/2003**			**13.66**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**18.85**	**0.00**	**0.00**
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		Storage	Misc	B212	Gross Lease	176.00	01/01/2017	12/31/2019	276.46	1.57	3,317.52	18.85	0.00	3,317.52		
1300 Clay Street (1300clay)	**0160**	VACANT		1,653.00												
1300 Clay Street (1300clay)	**0166**	VACANT		1,981.00												
1300 Clay Street (1300clay)	**0167**	VACANT		126.00												
1300 Clay Street (1300clay)	**0168**	VACANT		999.00												
1300 Clay Street (1300clay)	**0350**	VACANT		2,396.00												
1300 Clay Street (1300clay)	**B206**	VACANT		124.00												
1300 Clay Street (1300clay)	**B207A**	VACANT		1,073.00												

Monday, June 12, 2017
01:36 PM

Page 12

Tenancy Schedule I

Property: 1300clay As of Date: 06/12/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
1300 Clay Street (1300clay)	**G-201**	VACANT		176.00												

Occupancy Summary	Area	Percentage
Occupied Area	179,753.00	95.47
Vacant Area	8,528.00	4.53
Total	**188,281.00**	**100.00**

Summary by Charge Code	Monthly Amount
Antenna/Telecom Revenues (Antenna)	300.00
Base Rent (BaseRent)	519,585.84
Rental Concessions (FreeRent)	-2,439.25
Garages/Carports Income (Garage)	1,000.00
Miscellaneous Tenant Income (MiscTen)	360.73
Operating Exp Escalation (OpxEsc)	37,083.62
Promotional/Marketing Fees (PromoF)	885.19
R E Tax Recovery Estimate (RETax)	19,869.66
Storage Rent (Storage)	3,748.72

Occupancy Summary	Area	Percentage
Total Occupied Area	179,753.00	95.47
Total Vacant Area	8,528.00	4.53
Grand Total	**188,281.00**	**100.00**

Monday, June 12, 2017
01:36 PM

EXHIBIT D

FORM OF DEED

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

MAIL TAX STATEMENT TO:

________________________________________________________________
(Space Above Line for Recorder’s Use Only)

GRANT DEED
The undersigned Grantor hereby declares that the amount of Documentary Transfer Tax due on this Grant Deed is:
$ _________    County
$ _________    City

☐	Computed on the consideration or value of the property conveyed; OR

☐	Computed on the consideration or value less liens or encumbrances remaining at time of sale.

THIS GRANT DEED (this “Deed”) is executed as of the ____ day of __________, 2017, from __________________, a ________________ (collectively, “Grantor”), to [___________], a [______________] (“Grantee”).
W I T N E S S E T H:
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor does hereby grant, bargain and sell, unto Grantee, all the real property more particularly described on Exhibit A attached hereto, together with all of Grantor’s right, title and interest in all buildings, improvements, fixtures, easements, tenements, hereditaments, and appurtenances of every kind or nature belonging thereto (hereinafter collectively referred to as the “Property”), subject to all matters of record.

MAIL TAX STATEMENT TO: SEE ABOVE

WITNESS my hand.
GRANTOR:
CITY CENTER 505, LLC, a Delaware limited liability company

By:_________________________________
Name:______________________________
Title: Authorized Signatory
CITY CENTER 1300, LLC, a Delaware limited liability company

By:_________________________________
Name:______________________________
Title: Authorized Signatory

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA
COUNTY OF _______________
On     ,     _____, before me,
(here insert name and title of the officer)
personally appeared _____________________________________________ who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

____________________________________ Name (typed or printed), Notary Public in and for said County and State	(Seal)

Exhibit A to EXHIBIT D
PROPERTY DESCRIPTION

EXHIBIT E

ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS
THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS (this “Assignment”) is executed as of the ____ day of __________, 2017 by and between _______________________, a Delaware limited liability company, having an address at 100 Montgomery Street, Suite 1760, San Francisco, California 94104 (“Assignor”) and [__________________], a [_________________________], having an address c/o [______________________________] (“Assignee”).
WHEREAS, Assignee is this day purchasing from Assignor and Assignor is conveying to Assignee the Property (as such term is described in that certain Contract of Sale dated as of __________________________ between Assignor and Assignee).
WHEREAS, the Property is encumbered by those certain tenants (the “Tenants”) occupying space under the leases listed and described on Exhibit A attached hereto (collectively, the “Tenant Leases”).
WHEREAS, in connection with its ownership and management of the Property, Assignor has entered into those certain maintenance, service and supply contracts and equipment leases, in effect on the date hereof, listed and described on Exhibit A attached hereto (collectively, the “Contracts”).
WHEREAS, Assignor desires to transfer and assign to Assignee, and Assignee desires to assume as provided herein, all of Assignor’s right, title and interest in and to the Tenant Leases and the Contracts.
NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby transfers and assigns to Assignee all right, title and interest of Assignor in and to the Tenant Leases and the Contracts from and after the date hereof.

2.	Assignee hereby affirmatively and unconditionally assumes all of Assignor’s obligations and liabilities under the Tenant Leases and the Contracts first arising from and after the date hereof.

3.
This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.

4.	The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.
IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first written above.
ASSIGNOR:
____________________________________
a ___________________________________
By:_________________________________
Name:______________________________
Title: Authorized Signatory
ASSIGNEE:
____________________________________
____________________________________

By:_________________________________
Name:______________________________
Title: _______________________________

Exhibit A to EXHIBIT E

(List of Tenant Leases)

Exhibit B TO EXHIBIT E

(List of Contracts)

EXHIBIT F

BILL OF SALE AND GENERAL ASSIGNMENT
THIS BILL OF SALE AND GENERAL ASSIGNMENT (this “Assignment”) is executed as of the ____ day of _____________, 2017 by _____________________, a Delaware limited liability company, having an address at 100 Montgomery Street, Suite 1760, San Francisco, California 94104 (“Assignor”) in favor of [______________________________], a [______________________], having an address c/o [______________________________] (“Assignee”).
WHEREAS, Assignee is this day purchasing from Assignor and Assignor is conveying to Assignee the Property (as such term is described in that certain Contract of Sale dated as of ____________________ between Assignor and Assignee (the “Agreement”)).
WHEREAS, Assignor desires to assign, transfer, setover and deliver to Assignee all of Assignor’s rights, if any, in and to the Personal Property and the Intangible Property (as such terms are defined in the Agreement) (collectively, the “Assigned Properties”) to the extent assignable.
NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Assignor hereby assigns, transfers, sets over and delivers to Assignee, its successors and assigns, all of Assignor’s right, title and interest, if any, in and to the Assigned Properties.
This Assignment is made without warranty, representation, or guaranty by, or recourse against Assignor of any kind whatsoever except as expressly set forth in the Agreement.
This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.
The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

F-1

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed as of the day and year first written above.
ASSIGNOR:
____________________________________
a __________________________________
By:_________________________________
Name:______________________________
Title: Authorized Signatory

F-2

EXHIBIT G

CERTIFICATION OF NON-FOREIGN STATUS UNDER
TREASURY REGULATIONS SECTION 1.1445-2(b)

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ________________________, a Delaware limited liability company (“__________”) the undersigned hereby certifies the following on behalf of _______________:
1._____________ is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.    _____________ is not a disregarded entity as defined in § 1.1445-2(b)(2)(iii);
3.    _____________ U.S. employer identification number is _________; and
4.    _____________ office address is ___________________.
_____________ understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

G-1

Under penalties of perjury I declare that I have examined this certification and to my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of ___________.
Dated: ____________________
_________________________________
a Delaware limited liability company
By:_________________________________
Name:______________________________
Title: Authorized Signatory

G-2

EXHIBIT H

(Form of Tenant Notice)

____ _, 2017
By Certified Mail -
Return Receipt Requested
_______________________
_______________________
_______________________
_______________________

Re:
Lease (the “Lease”) dated __________ between __________________________ (“Landlord”) and addressee of this letter encumbering certain real property known as _______________________, __________, __________ (the “Property”)

Ladies and Gentlemen:
Please be advised that (1) Landlord has conveyed all of its right, title and interest in and to the Property, including its interest as landlord under the Lease, to _____________________________ (“Purchaser”), and (2) Purchaser has assumed Landlord’s obligations under the Lease.
Accordingly, effective as of the date hereof, you are hereby notified and directed to deliver all future rent and additional rent payments due under the Lease, and any notices, inquiries or requests relating thereto, to Purchaser at:

H-1

In addition, all security deposits held by Landlord, if any, together with any interest earned thereon, have been transferred to Purchaser.
___________________________________
a __________________________________
By:_________________________________
Name:______________________________
Title: Authorized Signatory

H-2

EXHIBIT I

(Lease Exhibit)
505 14TH STREET LEASES
Suite ROOF1 - Clear Wireless LLC
Suite ROOF2 - Time Warner Telecom of California, LP, a Delaware limited partnership licensee
Suites 100 & 200 - DeVry, Inc. a Delaware corporation
Suites B201 & 105 - Team Commercial Construction, a California corporation
Suite 110 - Oakland City Center Owners Association, a California non-profit mutual benefit corporation
Suite 250 - New Leaders, Inc., a Massachusetts nonprofit corporation
Suite 300 - Westcore Management, LLC, a Delaware limited liability company
Suite 310 - Financial Avengers Incorporated, a California Corporation
Suite 320 - Mark Hooshmand, an individual, doing business as Hooshmand Law Group
Suite 330 - 18Birdies LLC, a Delaware limited liability company
Suite 340 - Jobs for the Future, Inc, a Connecticut corporation
Suite 400 - Hartsuyker, Stratman & Williams-Abrego, Employees of the Farmers Insurance Exchange, a member of the Farmers Insurance Group of Companies
Suite 450 - Gubb & Barshay LLP, a California limited liability partnership
Suite 500 - HFS Consultants, Inc., a California corporation
Suite 600 - CSAA Insurance Exchange, a California insurer
Suite 650 - CGI Federal, Inc., a Delaware corporation
Suites 800, 1000, 1000A & 1050 - Mathematica Policy Research, Inc. a Delaware corporation
Suite 900 - RGN-Oakland I, LLC, a Delaware limited liability company
Suite 1110 - Gibbs Law Group LLP, a California limited liability partnership
Suite 1150 - EDF Renewable Development, Inc., a Delaware corporation
Suite 1210 - Nationwide Mutual Insurance Company, an Ohio mutual insurance company
Suite 1230 - Impact Sciences, a California corporation
Suite 1250 - Selvin Wraith Halman LLP, a California limited liability partnership

I-1

1300 CLAY STREET LEASES
Suite B110 Storage - Langan Engineering and Environmental Services, Inc., a New Jersey corporation
Suite B212 - Earthquake Engineering Research Institute, a California non-profit corporation
Suite 161 - E & N Ghattas, Inc., a California corporation
Suite 162A - The Organic Coup, Inc, a Delaware corporation
Suite 162B - City Bloom, Inc., a California corporation
Suite 163 - San Francisco Soup Company, a California corporation
Suite 164 - Nelson Meyers, LLC, a California limited liability company, DBA “Modern Coffee”
Suite 165 - Ricoh Americas Corporation, a Delaware corporation
Suite 169 - H&R Block Enterprises, LLC, a Missouri limited liability company
Suites 200 & 300 - United States of America - Government Services Administration - U.S. Bankruptcy Court
Suites 315 & 325 - Kimley-Horn and Associates, Inc., a North Carolina corporation
Suite 350 - Moffatt & Nichol, a California corporation
Suite 400 - Southern Glazer’s Wine and Spirits, LLC, a Delaware limited liability company
Suite 500 - California Bank of Commerce, a California corporation
Suite 550 - Renesola America, Inc, a Delaware corporation
Suites B106, 600 & 620 - PBC Oakland, Inc., a California corporation
Suites B211 & 700 - COWI North America, Inc., a Delaware corporation
Suite 800 - George D. Yaron, doing business as Yaron & Associates
Suites 810 & B213 - Lafayette & Kumagai, LLP, a California limited liability partnership
Suites B201 & 820 - Diane Cash, an individual, Marjory Kaplan, an individual, Peter Lomhoff, an
Suites 900 & B207 - Degenkolb Engineers, a California Corporation
Suite 1000 - Zions First National Bank, a national banking association
Suite 1015 - Grant & Smith, LLP, a California limited liability partnership
Suite 1020 - MC Consultants, Inc., a California corporation
Suite 1050 - Law Offices of Harvey W Stein, a California professional corporation and Law Offices of Steven B Piser, a California professional corporation
Suite 1100 - Goldfarb & Lipman, LLP, a California limited liability partnership

I-2

EXHIBIT J
(Contracts)
505 14TH STREET LIST OF CONTRACTS

Service Type	Vendor	Company Street Address	Company City, State & Zip	Contact Name	Contact Phone
Fire Alarm System Inspections, Testing, Maintenance & 24/7 Monitoring	Siemens Industry/Siemans Building Technologies, Inc.	25221 Industrial Blvd		Mehdi Eskandar	510-589-8132
Pest Control - General pest	Clark Pest Control of Stockton, Inc	PO Box 1480	Lodi, CA 95241	Dave Lester Ivory Goodrum Anthony Payne AP Line	925-462-4052 925-766-9198 800-827-7285
Elevator Maintenance	Thyssenkrupp Elevator Corporation	PO Box 933013	Atlanta, GA 31193	Rachel Jones Dan Butler Main Service Line	408-660-1512 / 510-435-5429 510-750-0249 800-238-8899
Electronic Waste (Kiosk)	Green Citizen	1576 Rollins Road	Burlingame, CA 94010	Laura Ward	415-287-0000 x 833
Electronic Waste (qtrly e-waste pick up)	Green Citizen	1576 Rollins Road	Burlingame, CA 94010	Laura Ward	415-287-0000 x 833
Emerg Generator & Fire Pump Maint.	Electro-Motion, Inc.	1001 O'Brien Drive	Menlo Park, CA 94025	Chris Cooper	650-321-6169
HVAC Maint.	Siemens Industry/Siemans Building Technologies, Inc.	PO Box 2124 c/o Citibank (Bldg Tech)	Carol Stream, IL 60132	Kayleen Willits	510-589-8132
HVAC Chillers	Pacific Coast Trane Service	310 Soquel Way	Sunnyvale, CA 94085	Brett Wright	408-481-3755
Interior Plant Service	CityLeaf	P.O. Box 20538	Oakland, CA 94620	Jeff Small	(510) 655-2062
Janitorial Service Cleaning & Dayporter Service	Crown Building Maintenance, Inc. dba Able Building Maintenance	235 Pine Street, Suite 600	San Francisco, CA 94104	Mark Nolan	
Janitorial - Carpet Cleaning	Commercial Flooring Solutions, Inc.	3777 Depot Road, Suite 420	Hayward, CA 94545	David Masinter	(510) 266-5281, x 601 (415) 636-1197
Landscaping-Exterior Maintenance	Brightview Landscaping	PO Box 57515	Los Angeles, CA 90074	Marlene Barneveld Annie Bibelheimer	(650)289-9324 (650) 222-8383
LEED Recertification	Ampajen Solutions	1368 26th Street	Denver, CO 80205	Amanda Timmons	(720) 339-6164 (cell)
Metal Maintenance	Baker's Cleaning & Restoration, Inc	18 Adrian Court	Burlingame, CA 94010	Chris Baker	(650) 544-8788
OCC Association Agreeement	OCC Owners Association	500 12th Street Suite 110	Oakland, CA 94607	Veronica Burges	510-830-1650
Parking Lot	ACE Parking	525 14th Street	Oakland, CA 94612	Oscar Medina	(510) 882-9730
Riser Management	IMG Technologies, Inc.	One Tower Lane, Suite 8150	Oakbrook Terrace, IL 60181	Liz Arway	
Roll-up Garage Grilles	United California Door & Glass	745 Cesar Chavez	San Francisco, CA 94124	Patric Munoz Annette (A/P)	415-824-8500 415-824-8500 x103
Security (Command Center)	Universal Protection Service	100 Hegenberger Road	Oakland, CA 94621	Greg Feldman	562-208-1626
Lobby Security	Universal Protection Service	100 Hegenberger Road	Oakland, CA 94621	Greg Feldman	562-208-1626
Snap Meter Service	Gridium	Box 227, 405 El Camino Real	Menlo Park, CA 94025	Patrick Woods	415-890-6398
Exterior Window Washing	Elite Window Cleaning, Inc.	PO Box 3266	Daly City, CA 94015	Joe Marchini	650-757-6189
Water Treatment	Chem Aqua Inc	23261 Network Place	Chicago, IL 60673	Michael Zhao	408-601-7525
Window Washing - Rig Inspection	AC3	PO Box 507 Alameda, CA 94501		Melissa Neely	510 865-2455
Trash & Compost Removal	Waste Management of Alameda County	PO Box 541065	Los Angeles, CA 90054	Michael Sherman	800-701-2947 (x6)
Recycling Removal	Waste Management of Alameda County	PO Box 541065	Los Angeles, CA 90054	Michael Sherman	800-701-2947 (x6)

J-1

1300 CLAY STREET LIST OF CONTRACTS

Service Type	Vendor	Company Street Address	Company City, State & Zip	Contact Name	Contact Phone
Fire Alarm System Inspections, Testing, Maintenance & 24/7 Monitoring	Siemens Industry/Siemans Building Technologies, Inc.	25221 Industrial Blvd	Hayward, CA 94545	Mehdi Eskandar	510-589-8132
Pest Control - General pest	Clark Pest Control of Stockton, Inc	PO Box 1480	Lodi, CA 95241	Dave Lester Ivory Goodrum	(925) 462-4052
Elevator Maintenance	Thyssenkrupp Elevator Corporation	PO Box 933013	Atlanta, GA 31193	Rachel Jones Dan Butler Main Service Line Ben Lucero	408-660-1512 / 510-435-5429 510-750-0249 800-238-8899 510-750-0272
Electronic Waste (Kiosk)	Green Citizen	1576 Rollins Road	Burlingame, CA 94010	Laura Ward	415-287-0000 x 833
Electronic Waste (qtrly e waste pick up)	Green Citizen	1576 Rollins Road	Burlingame, CA 94010	Laura Ward	415-287-0000 x 833
Emerg Generator & Fire Pump Maint.	Electro-Motion, Inc.	1001 O'Brien Drive	Menlo Park, CA 94025	Chris Cooper	650-321-6169
HVAC Maint.	Siemens Industry/Siemans Building Technologies, Inc.	25221 Industrial Blvd	Hayward, CA 94545	Mehdi Eskandar	510-589-8132
HVAC Chillers	Pacific Coast Trane Service	310 Soquel Way	Sunnyvale, CA 94085	Brett Wright	408-481-3755
HVAC (Annual Fan PM)	Koffler Electrical Mechanical Apparatus Repair, Inc.	527 Whitney Way	San Leandro, CA 94577	Service Manager	
Interior Plant Service	CityLeaf	P.O. Box 20538	Oakland, CA 94620	Jeff Small	(510) 655-2062
IT Support	Get IT Tech, Inc.	1132 willow Pass Court	Concord, CA 94520	Peter Yi	925-705-2500
Janitorial Service Cleaning & Dayporter Service	Crown Building Maintenance, Inc. dba Able Building Maintenance	235 Pine Street, Suite 600	San Francisco, CA 94104	Mark Nolan	
Janitorial - Carpet Cleaning	Commercial Flooring Solutions, Inc.	3777 Depot Road, Suite 420	Hayward, CA 94545	David Masinter	(510) 266-5281, x 601 (415) 636-1197
Landscaping-Exterior Maintenance	Brightview Landscaping	PO Box 57515	Los Angeles, CA 90074	Marlene Barneveld	(650)289-9324 (650) 222-8383
LEED Recertification	Ampajen Solutions	1368 26th Street	Denver, CO 80205	Amanda Timmons	(720) 339-6164 (cell)
Lobby Art Work	Slate Art Gallery	473 25th Street	Oakland, CA 94516	Shelly Barry	(510) 652-4085
Metal Maintenance	Baker's Cleaning & Restoration, Inc	18 Adrian Court	Burlingame, CA 94010	Chris Baker	(650) 544-8788
OCC Association Agreeement	OCC Owners Association	500 12th Street Suite 110	Oakland, CA 94607	Veronica Burges	510-830-1650
Parking Lot	ACE Parking	525 14th Street	Oakland, CA 94612	Oscar Medina	(510) 882-9730
Security (Command Center)	Universal Protection Service	100 Hegenberger Road	Oakland, CA 94621	Greg Feldman	562-208-1626
Lobby Security	Universal Protection Service	100 Hegenberger Road	Oakland, CA 94621	Greg Feldman	562-208-1626
Riser Management	IMG Technologies, Inc.	One Tower Lane, Suite 8150	Oakbrook Terrace, IL 60181	Liz Arway	
Roll-up Garage Door	United California Door & Glass	745 Cesar Chavez	San Francisco, CA 94124	Patric Munoz	415-824-8500
Exterior Window Washing	Elite Window Cleaning, Inc.	PO Box 3266	Daly City, CA 94015	Joe Marchini	650-757-6189
Window Washing - Rig Inspection	AC3	PO Box 507 Alameda, CA 94501		Melissa Neely	510 865-2455
Water Treatment	Chem Aqua Inc	23261 Network Place	Chicago, IL 60673	Michael Zhao	408-601-7525
Snap Meter Service	Gridium	Box 227, 405 El Camino Real	Menlo Park, CA 94025		
Trash & Compost Removal	Waste Management of Alameda County	PO Box 541065	Los Angeles, CA 90054

J-2

EXHIBIT K
DESCRIPTION OF DUE DILIGENCE MATERIALS
The Due Diligence Materials shall contain each of the following, to the extent in Seller’s possession or control:

1.	all Leases,

2.	a current rent roll and aging receivables report,

3.	a current operating report containing income and expenses for the current year through May 31st,

4.	copies of the property tax bills for the current fiscal year 2016/2017,

5.	the most recent preliminary title report prepared by Title Company,

6.	Letters of intent for the Credo, Inview and Verizon proposed leases;

7.	all Contracts,

8.	a description of any pending or threatened litigation (other than personal injury claims which are covered by insurance),

9.	a list of personal property existing in which Seller has an interest,

10.	PHASE I ENVIRONMENTAL SITE ASSESSMENT REPORT dated April 17, 2017, prepared by Partner Engineering and Science, Inc. as Partner Project Number 17-184236.2,

11.	ALTA/NSPS Land Title Survey, dated June 1, 2017, prepared by Partner Engineering & Science, Inc., as Partner Project Number 17-111-01U,

12.	PROPERTY CONDITION REPORT, dated April 17, 2017, prepared by Partner Engineering & Science, Inc., as Partner Project Number: 17-184236.3, and

13.	Seismic Report (Probable Maximum Loss), dated as of June 23, 2015, prepared by EBI Consulting as EBI Project No. 1315000181, together with reliance letter from EBI dated June 1, 2017.

K-1

SCHEDULE 4.2.5
PURCHASER’S 3-14 AUDIT DOCUMENTS
General

•	Property operating statements for the most recent full calendar year (2016) and for the current year to date with break out in quarterly intervals.

•	Trial balances at the end of the most recent full calendar year (12/31/16) and as of the current date.

•	General ledger for the most recent full calendar year and for the current year to date (should include activity for entire year).

•	Property bank statements and reconciliations as of 12/31/16, 2/29/17, and 5/31/17.
Revenues
Access to the following for all revenues for the most recent full calendar year and for the current year to date:

•	Lease agreements including any leases which have expired or were terminated in 2016

•	Rent rolls as of 12/31/15 and 12/31/16

•	Detailed tenant ledger for the latest full calendar year and current year

•	Access to billing invoices and tenant cash receipts for specific tenants (selections to be provided)
Supporting documents and schedules for other revenues (i.e., parking income), if applicable, for the most recent full calendar year and for the current year to date.
Expenses
Access to the following for all expenses for the most recent full calendar year and for the current year to date:

•	Invoices and check copies (selections to be provided)

•	Check registers

•	Agreements with Contractors (specific agreements to be requested)
Reimbursable Expenses

Access to the following for the most recent full calendar year and for the current year to date:

•	CAM calculation to support monthly billings.

•	Year-end CAM reconciliation.
Post-closing
Final operating statement, trial balance and general ledger for the current year from January 1 through the date of sale.

SCHEDULE 4.2.5 – PAGE 1

SCHEDULE 5.4.2
SELLER LEASING COSTS AND PURCHASER LEASING COSTS

SCHEDULE 5.4.2 – PAGE 1

Buyer Credits & Obligations

TENANT IMPROVEMENT ALLOWANCES

505 14th	Suite	Initial Amount	Used	+	Due Before Closing	=	TI Credit	Notes
Credo Mobile	700							
$80 PSF TI allowance		1,204,000	-		75,000		75,000	Expect to incur soft costs before closing (est. at $75,000)
Total Credo Mobile Incurred TI Costs		1,204,000	-		75,000		75,000	
Inview Imaging	165							
$50 PSF TI allowance		203,000	-		-		-	
Total Inview Imaging Incurred TI Costs		203,000	-		-		-	
		Total Incurred Tenant Improvement Allowance Costs					75,000	

LEASING COMMISSIONS

505 14th	Suite	Total Due	Paid	+	Due Before Closing	=	LC Credit	Notes
Credo Mobile	700							
Leasing Commission		223,869	-		111,934		111,934	50% due at lease signing, 50% due at lease commencement.
Total Credo Incurred Leasing Commissions		223,869	-		-		111,934	Expect to sign lease before closing.
Time Warner Renewal	High Roof							
Leasing Commission		4,127	-		4,127		4,127	LC is based on increaseing rent from $647/mo to $1,000/mo
Total Time Warner Incurred Leasing Commissions		4,127	-		4,127		4,127	Still negotiating LOI. Expect to sign renewal before closing.

1300 Clay	Suite	Total Due	Paid	+	Due Before Closing	=	LC Credit	Notes
Inview Imaging	165							
Leasing Commission		70,304	-		35,152		35,152	50% due at lease signing, 50% due at lease commencement.
Total Inview Imaging Incurred Leasing Commission		70,304	-		35,152		35,152	Expect to sign lease before closing.
		Total Incurred Leasing Commissions					151,214	

Total Buyer Credit	226,214
Total Buyer Obligations	1,479,087
Total Credit to (from) Buyer	1,395,292

SCHEDULE 5.4.2 – PAGE 2